UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22468

                                         Ashmore Funds

(Exact name of registrant as specified in charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

                             England

(Address of principal executive offices) (Zip code)

Corporation Service Company

84 State Street

                         Boston, MA 20109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  011-44-20-3077-6000

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2017

Item 1. Reports to Stockholders.

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SEMI ANNUAL FINANCIAL STATEMENTS

April 30, 2017

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Ashmore Investment Management (US) Corporation is the Distributor for the Ashmore Funds.

This material is authorized for use only when preceded or accompanied by the current Ashmore Funds’ prospectuses. Investors should consider the investment objectives, principal risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

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INVESTMENT MANAGER’S REPORT

For the period November 1, 2016 to April 30, 2017

Overview

The reporting period was dominated by the following themes: improvement of global economic data alongside higher commodity prices and a mild increase in inflation expectations being priced into bond yields. The surprising election of Donald Trump in the US and the continued control of both the Senate and the House of Representatives by the Republican Party led to expectations of significant fiscal expansion and corporate tax cuts that would in turn lead to investments and boost the reflation trend. These exaggerated hopes of economic acceleration in the US were tampered in the new year. Despite stronger confidence, survey data and jobs numbers, US growth only tracked circa 1% annualised growth in 2017, owing notably to poor trade and investment data. In addition, the window for the ambitious, pro-growth tax reform that many Republican voters and elected officials were calling for has been closing quickly on the Trump White House after precious political capital and financing options were wasted in a fiasco over Obamacare reform and profound disagreement on trade policy. By the end of the period, US data appeared to be pointing to a slightly more robust expansion in subsequent months, a view amplified by the Fed, which labelled the Q1 GDP weakness to be “transitory."

In contrast, global growth indicators were buoyant, helped notably by improved growth and inflation data in Europe, and a solid pull from China that gave new life to the Asian manufacturing supply chain and generated strong gains from trade across North Asia. The Chinese economy grew at a 6.9% pace in Q1 2017, up from 6.8% in Q4 2016, helped by high property sales and a strong performance of the services sector. This was a favourable environment for global equities, with Emerging Markets (EM) and European indices up 11.5% and 6.3% respectively, outperforming the Standard & Poor’s 500 Index (S&P500) at 6.1%.

The reversal of last year’s ‘Trump Bump’ saw the dollar index pull back by 1.8% from a lofty level over the quarter, a sign of abundant US dollar liquidity and ongoing improvements in trade and current account balances across most of the EM economies, contributing to a 2.6% increase in EM currencies. Local government bond curves performed strongly on the back of low inflation prints and portfolio flows, pushing the main EM local currency bond index up 6.5% over the quarter.

Credit indices benefitted from these strong tail winds. Solid supply was met with a healthy appetite for paper from yield-seeking investors. The JP Morgan US High Yield (HY) index was up 2.5% as spreads tightened 20 basis points (bps) to 456 bps. EM bonds out-performed and drew renewed interest from real money investors: the EM sovereign debt index (EMBI-GD) was up 3.9% over the quarter, and the broad EM corporate debt index (CEMBI-BD) was up 3.10%. Gross external debt issuance of EM corporate bonds was heavy at US Dollar (USD) 120bn in 2017, but net issuance was manageable at USD 30bn, and was easily absorbed as flows into EM debt funds swung back into positive territory following a few weeks of outflows after the US election.

The favourable technical picture helped the asset class weather a few challenges. The first was a temporary 10% dip in oil prices in late March of 2017, when the rebound in US drilling created a sudden rise in inventory before the seasonal rebound in consumption had started. The second was the rise in political and geopolitical risks affecting every single region: disagreement with Russia over Syria, tension with North Korea, street protests in several Latin American countries, strongman politics in South Africa, Venezuela and Turkey, and important elections in Europe. These issues dampened some investors’ appetite, and offered great opportunities to buy on dips, but none of them was enough to derail a steady, almost reluctant rally in EM bonds in which more investors seemed to have been compelled to participate.

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Portfolio Overview

Ashmore Emerging Markets Total Return Fund

The Ashmore Emerging Markets Total Return Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign, quasi-sovereign, and corporate issuers, which may be denominated in any currency, including the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate debt and local currency.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +4.9% versus +2.4% for the composite 50% JP Morgan Emerging Markets Bond Index Global Diversified (JPM EMBI GD), 25% JP Morgan Global Bond Index-Emerging Markets Global Diversified (JPM GBI-EM GD), 25% JP Morgan Emerging Local Markets Index Plus. Local currency was the main contributor to relative performance, followed by external debt, then corporate debt. Among the Fund’s best performing positions were Venezuela, Brazil and Turkey. South Africa and Colombia were the main detractors from relative performance, whilst Malaysia and Hungary were the largest detractors from absolute performance.

The Fund’s overweight position to Venezuela was the largest relative contributor to performance over the period. Improved oil prices and the recent successful exchange of 40% of two 2017 bonds for a new 2020 maturity provided improved liquidity conditions and ongoing support for bond prices. The 2020 bonds are backed by 51% of CITGO Petroleum Corporation, the refinery/distribution company based in the US. The on-time principal & interest (P&I) payment by PDVSA in mid-April boosted confidence in Venezuela’s continued ability to service the country’s debt.

Trade numbers in Brazil continue to surprise on the upside, which alongside inflows, is keeping the currency at strong levels. Expectation of approval of pension plan reforms remains in place in spite of the recent dilutions. Local bonds were the best performing in EM with ten year yields tightening from 11.43% to 10.07%. The central bank intensified the easing cycle, cutting rates from 13.5% to 12.25% and signalled further cuts as inflation declined from 6.29% to 4.57% during the quarter.

The underweight position to Colombia detracted 0.04% from relative performance. The approval of a renegotiated peace deal with The Revolutionary Armed Forces of Colombia (FARC) opened the way to needed tax reform legislation. Oil price stability is beneficial, but oil production has been falling absent new discoveries, pressuring exports.

The overweight position to South Africa detracted from relative performance but was a positive contributor to absolute return. The domestic political environment remains volatile following multiple corruption scandals surrounding President Jacob Zuma, and the economy has been growing at the slowest pace since the 2009 recession. Increasingly, domestic demand acceleration is driving economic growth, in a shift away from net exports, a trend notable in a number of other prominent emerging market countries.

Malaysian bonds underperformed, mainly due to poor performance on the Malaysian ringgit (MYR). Market participants increased caution after the central bank intervened on the offshore currency non-deliverable forward (NDF), prohibiting banks to make markets on the pair whilst increasing the flexibility for foreign investors to use MYR onshore for hedging purposes. Low yielding Asian countries have suffered the most on the back of the deteriorating sentiment to global trade and the steepening of the US Treasury curve through the quarter.

Ashmore Emerging Markets Hard Currency Debt Fund

The Ashmore Emerging Markets Hard Currency Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of EM countries. The Fund typically invests at least 50% of its net assets in debt instruments of sovereign or quasi-sovereign issuers denominated in hard currencies (i.e., the US dollar or any currency of a nation in the G-7).

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Over the period, the Fund’s institutional class outperformed its benchmark, returning +3.7% versus +2.5% for the JP Morgan EMBI GD. Among the Fund’s best performing positions were Venezuela, Brazil, Jamaica and Kazakhstan. Ecuador, Pakistan and Ukraine were the main detractors.

Venezuela was the largest absolute and relative contributor to performance. The overweight position to Venezuela added 1.58% of positive performance relative to the benchmark. Improved oil prices and the recent successful exchange of 40% of two 2017 bonds for a new 2020 maturity provided improved liquidity conditions and ongoing support for bond prices. The 2020 bonds are backed by 51% of CITGO Petroleum Corporation, the refinery/distribution company based in the US. The on-time principal and interest (P&I) payment by PDVSA in mid-April boosted confidence in Venezuela’s continued ability to service the country’s debt.

The Fund’s overweight position to Kazakhstan added to relative and overall performance. The economy continues to benefit from the depreciation of the Kazakhstani tenge to a multi-year low and commodity prices improved into year-end. We believe that exports will continue their steady rate of increase, augmented by increased production at the Kashagan field. The improved outlook as well as news around a potential consolidation in the banking sector drove idiosyncratic returns.

The Fund’s overweight exposure to Ecuador and Pakistan detracted from relative performance (asset allocation and security selection) although they were positive contributors to absolute return. After nearly a decade of negotiation, Ecuador signed a free trade agreement with the European Union, which should help offset the slowdown in oil exports. The rally in oil prices provided support to the national budget, which had been adjusted earlier in the year to reflect the more depressed prices that were in place for much of the year.

Pakistan bonds experienced a spread tightening over the period, reflecting the continuation of solid economic growth on the back of improved industrial production numbers. The current account deficit tracked to the downside. Pakistan has adhered to the terms of its USD 6.6bn International Monetary Fund (IMF) loan, in place since 2013, which helped the country avoid a balance of payments crisis. The end of the IMF programme will challenge the country to address revenue collection, asset sales and a legacy of underinvestment in infrastructure.

Ashmore Emerging Markets Local Currency Bond Fund

The Ashmore Emerging Markets Local Currency Bond Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of sovereign and quasi-sovereign EM issuers, denominated in the local currency of the issuer. The Fund’s returns are driven by EM currency appreciation, interest rate positioning and credit worthiness.

EM currencies are not only supported by stronger growth, more robust fundamentals and higher interest rates than developed markets, but it is also likely that a gradual depreciation of developed market currencies will be one mechanism by which developed markets will de-leverage and reduce their enormous debt burdens. In terms of bonds, we continue to find attractive opportunities across EM countries. We believe that EM monetary policymakers are acting in an idiosyncratic fashion to meet their particular domestic needs and local expertise is increasingly necessary to help understand the dynamics that drive local decision-making.

Over the period, the Fund’s institutional class outperformed its benchmark, returning +3.6% versus +2.0% for the JPM GBI-EM GD. The Fund’s top EM contributors for the period were gains from positions in the Brazilian real, Turkish lira and Russian ruble. The South African rand was the most significant detractor from performance.

The Brazilian government passed a constitutional amendment that caps government expenditures at 0% in real terms for the next 20 years, and renegotiated sub-national state debts with the federation, dramatically improving the country’s indebtedness dynamics in the long term. The underweight position to the Turkish lira added to relative performance as investors continue to demand a higher political risk premium due to the failed coup attempt and with the country distancing itself from North Atlantic Treaty Organisation (NATO) and locals effectively converting TRY into US dollar. Political intervention keeps the central bank on the side-lines, reducing the ability of the authority to defend the currency.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

The domestic political environment in South Africa remains volatile following multiple corruption scandals surrounding President Jacob Zuma. The economy has been growing at the slowest pace since the 2009 recession.

Ashmore Emerging Markets Corporate Debt Fund

The Ashmore Emerging Markets Corporate Debt Fund (“the Fund”) seeks to achieve its objective by investing principally in the debt instruments of EM corporate issuers, which may be denominated in any currency, including the local currency of the issuer. EM corporates operate in an environment that typically consists of higher growth and maturing capital markets. In many cases, EM corporates are characterised by new and growing businesses in industries such as mobile communications, technology and food production. We expect these industries to benefit from the developing economies in which they operate. Increased “south/south” trade (between EM countries as opposed to trade with developed markets) and development of domestic markets have resulted in a material structural change for EM corporates and has helped them to broaden their customer bases. We continue to focus efforts on companies that are less followed by the market and which, in our opinion, allow us to add maximum value based on our views, research and global EM network capabilities.

Over the period, the Fund’s institutional class outperformed its benchmark, the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified, with a return of 8.9% versus 2.8%. The Fund’s top contributors were positions in Ukraine, Brazil and Venezuela, while Argentina, Turkey, Zambia and Peru were the largest detractors from performance.

The overweight to Ukraine added +1.35% to relative performance over the reporting period, largely due to positive credit selection within the allocation. The market reacted positively to news that the Ukrainian government would nationalise PrivatBank, the country’s largest bank with 40% of total retail deposits. We expect that this move, in coordination with global financial organisations, will lead to the recapitalisation of the bank, and importantly to a new tranche of International Monetary Fund (IMF) financial support, which had been contingent on the government completing the needed banking sector reform. Spreads reacted positively, narrowing 65bps to 664bps at quarter-end.

The off-benchmark position to Venezuela added 0.75% of positive performance relative to the benchmark. Improved oil prices and the recent successful exchange of 40% of two 2017 bonds for a new 2020 maturity provided improved liquidity conditions and ongoing support for bond prices. The 2020 bonds are backed by 51% of CITGO Petroleum Corporation, the refinery/distribution company based in the US. The on-time principal and interest (P&I) payment by PDVSA in mid-April boosted confidence in Venezuela’s continued ability to service the country’s debt.

The overweight to Brazil added +1.26% of positive performance relative to the benchmark. The government passed a constitutional amendment that caps government expenditures at 0% in real terms for the next 20 years, and renegotiated sub-national state debts with the federation, dramatically improving the country’s indebtedness dynamics in the long term. Inflation declined from 10.7% in January to 6.29% in December 2016 (within the 4.5% - 6.5% target) allowing the central bank to start cutting the policy rate from 14.25% to 13.75% in two consecutive meetings and signalling a stronger pace of cuts into 2017.

Underweights to Argentina, Turkey and Peru detracted from relative performance but were largely flat contributors to overall performance.

Ashmore Emerging Markets Short Duration Fund

The Ashmore Emerging Markets Short Duration Fund (“the Fund”) seeks to achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of EM countries denominated exclusively in Hard Currencies (i.e., the US dollar or any currency of a nation in the G-7). The Fund normally seeks to maintain weighted average portfolio duration of between one and three years. The Fund has no restrictions on individual security duration.

Over the period, the Fund’s institutional class outperformed its benchmark, JP Morgan Corporate Emerging Markets Bond Index Broad Diversified 1-3 Year, returning +6.6% versus +2.0%. The big sell off in US Treasuries after the US election extended to mid-December after which we have seen a reversal in the direction of US bond yields. This

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INVESTMENT MANAGER’S REPORT (CONTINUED)

solidifies our belief that we are in a period of higher volatility for the long end of the US Treasuries, and a short duration bias is a good way to protect your portfolio from the volatility. The Fund’s top contributors to relative performance over the period were gains from positions in Latin American countries: Venezuela, Brazil and Ecuador. Positions in Turkey and Argentina were the largest detractors from relative performance.

Ashmore Emerging Markets Equity Opportunities Fund

The Ashmore Emerging Markets Equity Opportunities Fund (“the Fund”) seeks to achieve its investment objective by investing principally in Institutional Class shares of other series of Ashmore Funds that invest principally in equity securities and equity-related investments (the “underlying equity Funds”).

The Fund has the flexibility to allocate and reallocate its assets among the underlying equity Funds or individual securities, derivatives and other investments as the investment manager sees fit based on the factors it deems appropriate in order to pursue the Fund’s investment objective and based on its assessment of then-existing market conditions, its investment outlook and other factors.

The Fund initially allocated its portfolio approximately in the same proportion among the three existing underlying equity Funds: Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund. Please refer to the respective commentaries for these Funds for further information on their performance.

Ashmore Emerging Markets Active Equity Fund

The Ashmore Emerging Markets Active Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Since the Fund’s inception on November 1, 2016, the institutional share class (net) has underperformed its benchmark, the Morgan Stanley Capital Index Emerging Markets Net (MSCI EM Net Index), by 1.89% as it gained 7.28% compared to 9.18% for the benchmark. After finishing in positive territory for each of the previous four quarters, the MSCI EM Net Index declined sharply in November 2016, driven by increased volatility surrounding the US presidential election. The headwinds were short lived, as the EM equity universe finished higher in each of the subsequent five months.

The largest contributor to relative performance was the Fund’s overweight exposure to Russia. In the fourth quarter, when the broader EM universe was impacted by volatility surrounding the US election, Russia gained 18.6%, by far the most significant outlier and main outperformer among major markets (which we consider any market that usually has a weighting or 3% of more in the MSCI EM Net Index: China, Korea, Taiwan, India, Brazil, South Africa, Russia and Mexico). The performance was supported by strong tailwinds. First, oil prices, which typically correspond to the direction of Russian earnings, continued to rebound with Brent futures up 15.8%. Second, President Trump’s seemingly positive attitude towards Russia continues to drive an improvement in Russian assets and expectations of a narrowing in risk premia. In total, both country allocation and stock selection added value. Our two holdings Sberbank and Novatek both rose meaningfully. Other exposures that contributed positive relative performance were our underweight position in South Africa, which has suffered from political instability and a weak economic environment, and our overweight position in Peru.

The largest sources of relative detraction were the Fund’s exposure to Brazil, Indonesia and China. Our own research and analysis suggest that economic activity, particularly in China, has indeed rebounded in 2016. Nevertheless, we are reluctant to build in scenarios of further continuing improvement in demand for commodities and industrial goods from current levels. We believe there has been a degree of speculation and hope priced in the evaluation improvements of some companies in the material and industrial sectors and expect a retracement in valuation in these areas.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

Ashmore Emerging Markets Small-Cap Equity Fund

The Ashmore Emerging Markets Small-Cap Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of small-capitalisation EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional share class (net) outperformed its benchmark, the Morgan Stanley Capital Index Emerging Markets Small-Cap Net (MSCI EM Small Cap Net Index), by 3.77% as it gained 12.55% compared to 8.79% for the benchmark. EM small cap stocks ended the fourth quarter of 2016 down -6.5%, eating away at a majority of the gains made earlier in the year. The US election played a major role, as the index fell 4% on the immediate aftermath of Donald Trump’s win, as investors’ fears over US protectionism, rising rates and a strong dollar jolted markets. However, the fear was short lived as the index retraced Q4’s losses and gained 15.14% in the first four months of 2017.

The largest sources of relative value were from our off-benchmark position in Argentina, as well as security selection in both China and Brazil. Argentina’s performance was driven by rising earnings, a normalising economic environment and expectations of the June MSCI announcement on inclusion in the EM benchmark. In Brazil, our positions in Rumo (logistics provider), Iochpe Maxio (global steel wheel manufacturer), and Bradespar (iron ore) created the most value relative to the benchmark. Rumo is creating a world class rail logistics network to transport Brazil's grains and iron ore to ports, thereby replacing truck transport. Iochpe is a world class producer of steel wheels, servicing a broad range of original equipment manufacturers (OEM), including clients such as BMW. After several years of operational and financial restructuring, the company is seeing a recovery in profitability. Bradespar is the holding company for Vale, with a market cap below USD 2bn. We took profits in the position during the quarter, after the stock surpassed our sell price and iron ore prices peaked. Stock picking in China also added value, led by Hangzhou Robam (appliances) and China Lesso (housing infrastructure), and Weichai Power (diesel engines for trucks).

The largest sources of relative detraction were Taiwan, Chile and Egypt. While Taiwan remains a large exposure in our Fund, we are relatively light compared to the benchmark. Despite the position, we are pleased with performance on a stock level as Egis, a technology company that specialises in fingerprint biometrics and data encryption solutions, exceeded earnings expectations. Egypt’s performance was driven by a large devaluation which saw the Egyptian pound drop just over 50%. The local equity market rallied in the aftermath of the currency movement.

Ashmore Emerging Markets Frontier Equity Fund

The Ashmore Emerging Markets Frontier Equity Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the issuer.

The Fund’s institutional share class (net) finished up 14.16% over the six month period (ended April 30, 2017) and outperformed the benchmark, Morgan Stanley Index Frontier Market Net, by 3.02%. While the broader universe experienced increased volatility in the months surrounding the US election, the index finished higher in four of the last six months, with a majority of the gains occurring in December and January.

Pakistan finished 2016 on a high note, up 16.2% in the fourth quarter. The strong market performance ensured the country was the largest contributor to the Fund’s performance in both absolute and relative terms. The ongoing physical infrastructure plans, as part of the China Pakistan Economic Corridor, boosted cement demand considerably which lead to volume growth well over 10%. The Fund’s exposure to two cement companies has shown value and we expect returns and growth to be sustained for longer than expected since prices do not yet reflect the strong moves to date. The Fund’s Frontier Europe exposure has historically been focused on Georgia and in Q1 2017, the Fund’s exposure was opportunistically increased. In the end, exposure to the county’s banking, healthcare, utilities and real estate with quality management teams that operated under accelerating GDP growth, a stable to strengthening currency, rising foreign direct investment (FDI) and relatively contained inflation added 0.8% in relative value. Also contributing to relative performance was the Fund’s overweight position in the United Arab Emirates and the underweight in Nigeria. Nigeria gained on both country selection since we were underweight as well as on stock selection due to the Fund having no exposure to the consumer businesses that are seeing their margins adjusted downwards post the currency devaluation.

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INVESTMENT MANAGER’S REPORT (CONTINUED)

The largest detractors from performance were Egypt and the Philippines. While Egypt is not part of the MSCI FM index, it is included in our investable universe as a smaller EM with frontier-like characteristics. In early November 2016, a much needed and long overdue devaluation finally took place as part of a new fully free floating mechanism. The initial move in the currency was quite severe, as the Egyptian pound dropped just over 50%. While the local equity market rallied post devaluation, the MSIC Egypt was down just over 23% in the fourth quarter. On the other hand, the Philippines market struggled in Q4 2016 as investors worried about strong rhetoric from new President Rodrigo Duterte, which was ultimately exacerbated by general market nervousness post-US presidential election. A quality power company we own fell in line with the market despite better earnings growth than expected and a lower valuation.

Ashmore Emerging Markets Value Fund

The Ashmore Emerging Markets Value Fund (“the Fund”) seeks to achieve its objective by investing principally in equity securities and equity-related investments of EM issuers, which may be denominated in any currency, including the local currency of the issuer.

Over the period, the Fund’s institutional share class (net) outperformed its benchmark, the MSCI EM Net Index, by 7.56% as it gained 16.44% compared to 8.88% for the benchmark. After finishing in positive territory for each of the previous four quarters, the MSCI EM Net Index declined sharply in November 2016, driven by increased volatility surrounding the US presidential election. The headwinds were short lived, as the EM equity universe finished higher in each of the subsequent five months.

The largest source of relative outperformance was the Fund’s exposure to Latin America, most notably the overweight positions in Brazil and Argentina. Over the period, Bradespar contributed 1.37% in relative performance. The holding company’s largest position is in Vale SA, which rallied on the market’s belief that new president Michel Temer was more likely than his predecessor to renew a shareholder pact. Vale’s stock price had reached a 13 year low in February but has seen continued price improvement throughout 2016 as the country’s political landscape continued to shift to a more business-friendly environment. In Argentina, the Fund’s position in two energy companies, YPF SA and Pampa Energia, added 1.5% in relative performance. Pampa is the largest fully integrated electricity company in Argentina. The company has benefited from the large opportunity presented by the development of unconventional gas production. Before it was acquired by Pampa, Petrobras Argentina was one of the few companies that had begun to investigate Argentina’s unconventional gas resources.

The largest sources of detraction from relative performance were the Fund’s overweight in Mexico and the Fund’s lack of exposure to Poland. Mexico was hit particularly hard by the US election. Prior to Donald Trump’s election the Peso had recovered modestly when Hillary Clinton’s prospects looked bright. However, Trump’s election, and his harsh rhetoric towards the US’s southern neighbour, contributed to the Peso’s 13% collapse over the quarter. Investors priced in higher risk premiums in anticipation of uncertainty in FDI and portfolio flows as Trump pressured firms to move jobs back to the US and discussed a tax system that would materially diminish the attractiveness of manufacturing overseas for export to the US. Despite the headwinds, Mexico recovered in Q1 2017, driven primarily by the appreciation of its currency.

IMPORTANT INFORMATION ABOUT THE FUNDS

Ashmore Investment Advisors Limited

This commentary may include statements that constitute “forward-looking statements” under the US securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Funds and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of Ashmore Investment Advisors Limited as of the date indicated and are subject to change at any time based upon economic, market, or other conditions, and Ashmore Investment Advisors Limited undertakes no obligation to update the views expressed herein. Any discussions of specific securities or markets should not be considered a recommendation to buy or sell or invest in those securities or markets. The views expressed above may not be relied upon as investment advice or as an indication of the Funds' trading intent. Information about the Funds' holdings, asset allocation or country diversification is historical and is not an indication of future portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect certain charges that an investor in the Funds may pay. If these additional fees were reflected, the performance shown would have been lower.

The following disclosure provides important information regarding each Fund’s Average Annual Total Return table and Cumulative Returns chart, which appear on each Fund’s individual page in this report (the “Shareholder Report” or “Report”). Please refer to this information when reviewing the table and chart for a Fund.

On each individual Fund Summary page in this Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class A and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Except for the load-waived performance for the Class A and C shares of each Fund (as applicable), performance shown is net of fees and expenses. The load-waived performance for Class A and Class C shares does not reflect the sales charges shareholders of those classes may pay in connection with a purchase or redemption of Class A and Class C shares. The load-waived performance of those share classes is relevant only to shareholders who purchased Class A or Class C shares on a load-waived basis. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the beginning of the first full month following the inception of the Institutional Class. Each Fund measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

For periods prior to the inception date of the Class A and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

IMPORTANT INFORMATION ABOUT THE FUNDS (CONTINUED)

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Fund.

EXPENSE EXAMPLE

Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from November 1, 2016 or the inception date (if later), through April 30, 2017.

Actual Expenses

The information in the table under the heading “Actual performance” provides information based on actual performance and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical performance” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Total Return Fund The Ashmore Emerging Markets Total Return Fund is an open-end US mutual fund. The Fund seeks SHARE CLASS INFORMATION to achieve its objective by investing principally in debt instruments of sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, which may be denominated in any currency, including INSTITUTIONAL CLASS the local currency of the issuer. The Fund tactically allocates assets between external debt, corporate Launch date: December 8, 2010 debt and local currency. Minimum initial investment: $1,000,000 ISIN: US0448204059 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820405 and Cumulative Return Chart. BLOOMBERG: EMKIX US Average Annual Total Return For The Period Ended April 30, 2017 6 Months 1 Year 5 Year1 Since incpt1 TICKER: EMKIX Institutional Class1 4.90% 13.52% 3.17% 3.52% RETAIL CLASS A Retail Class A (load-waived)1 4.66% 13.04% 2.89% 3.24% Launch date: May 12, 2011 Retail Class A (unadjusted)1,2 0.48% 8.53% 2.06% 2.59% Minimum initial investment: $1,000 Retail Class C (load-waived)1 4.40% 12.33% 2.15% 2.50% ISIN: US0448208357 Retail Class C (unadjusted)1,2 3.40% 11.33% 2.15% 2.50% CUSIP: 044820835 3 BLOOMBERG: EMKAX US 50/25/25 Composite Benchmark 2.39% 6.02% 2.15% 3.10% TICKER: EMKAX Cumulative Returns Through April 30, 2017 (% of NAV) Top 5 country exposures (% of NAV) 1,300 Institutional Class Brazil 11.7% RETAIL CLASS C Fund Benchmark $1,247,610 Launch date: May 12, 2011 Mexico 7.0% Minimum initial investment: $1,000 1,200 Venezuela 6.8% ISIN: US0448208274 Indonesia 6.2% CUSIP: 044820827 1,100 Russia 5.9% BLOOMBERG: EMKCX US 1,000 Index3 Source: Ashmore. Top 5 country exposure TICKER: EMKCX based on aggregate allocation to investment $1,215,475 instruments related to countries shown above. The above excludes cash and equivalents as All sources are Ashmore unless 900 well as G-7 countries and certain hedge related otherwise indicated. Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 transactions.Dataas of April30,2017. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3.The index for the Fund is 50% JP Morgan Emerging Markets Bond Index Global Diversified, 25% JP Morgan Emerging Local Markets Index Plus, and 25% JPMorgan Global Bond Index-Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2017) $1,049.00 $1,046.60 $1,044.00 $1,019.74 $1,018.50 $1,014.78 Expense Ratio 1.02% 1.27% 2.02% 1.02% 1.27% 2.02% Expenses Paid* $5.18 $6.44 $10.24 $5.11 $6.36 $10.09 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Hard Currency Debt Fund Ashmore Emerging Markets Hard Currency Debt Fund is an open-end US mutual fund. The Fund SHARE CLASS INFORMATION seeks to achieve its objective by investing principally in debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign, and corporate issuers of Emerging Market countries, that are INSTITUTIONAL CLASS denominated in hard currencies (i.e. the US dollar or any currency of a nation in the G-7). Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448203069 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820306 and Cumulative Return Chart. BLOOMBERG: ESDIX US Average Annual Total Return For The Period Ended April 30, 2017 6 Months 1 Year 5 Year1 Since incpt1 TICKER: ESDIX Institutional Class1 3.73% 11.86% 5.58% 6.05% RETAIL CLASS A Retail Class A (load-waived)1 3.72% 11.54% 5.57% 5.95% Launch date: May 12, 2011 Retail Class A (unadjusted)1,2 -0.42% 7.09% 4.71% 5.27% Minimum initial investment: $1,000 Retail Class C (load-waived)1 3.22% 10.76% 4.82% 5.20% ISIN: US0448208506 Retail Class C (unadjusted)1,2 2.22% 9.76% 4.82% 5.20% CUSIP: 044820850 3 BLOOMBERG: ESDAX US JP Morgan EMBI GD 2.45% 8.62% 5.80% 6.49% TICKER: ESDAX Cumulative Returns Through April 30, 2017 (% of NAV) Top 5 country exposures (% of NAV) 1,700 Venezuela 8.4% RETAIL CLASS C Index3 Fund Benchmark Launch date: May 12, 2011 Ecuador 5.9% $1,495,165 Minimum initial investment: $1,000 1,500 Indonesia 5.2% ISIN: US0448208431 Kazakhstan 4.9% CUSIP: 044820843 1,300 Brazil 4.5% BLOOMBERG: ESDCX US Source: Ashmore. Top 5 country exposure TICKER: ESDCX 1,100 Institutional Class $1,455,480 based on aggregate allocation to investment instruments related to countries shown above. The above excludes cash and equivalents as All sources are Ashmore unless 900 well as G-7 countries and certain hedge related otherwise indicated. Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 transactions.Dataas of April30,2017. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3. The index for the Fund is the JP Morgan Emerging Markets Bond Index Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2017) $1,037.30 $1,037.20 $1,032.20 $1,020.23 $1,018.99 $1,015.27 Expense Ratio 0.92% 1.17% 1.92% 0.92% 1.17% 1.92% Expenses Paid* $4.65 $5.91 $9.67 $4.61 $5.86 $9.59 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Local Currency Bond Fund Ashmore Emerging Markets Local Currency Bond Fund is an open-end US mutual fund. The Fund seeks to SHARE CLASS INFORMATION achieve its objective by investing principally in debt instruments of sovereign and quasi-sovereign issuers of Emerging Market countries that are denominated in the local currency of the issuer. INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US0448202079 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820207 and Cumulative Return Chart. BLOOMBERG: ELBIX US Average Annual Total Return For The Period Ended April 30, 2017 6 Months 1 Year 5 Year1 Since incpt1 TICKER: ELBIX Institutional Class1 3.56% 6.04% -1.50% -0.06% RETAIL CLASS A Retail Class A (load-waived)1 3.54% 5.89% -1.76% -0.29% Launch date: May 12, 2011 Retail Class A (unadjusted)1,2 -0.60% 1.67% -2.56% -0.92% Minimum initial investment: $1,000 Retail Class C (load-waived)1 2.98% 4.92% -2.53% -1.07% ISIN: US0448208761 Retail Class C (unadjusted)1,2 1.98% 3.92% -2.53% -1.07% CUSIP: 044820876 3 BLOOMBERG: ELBAX US JP Morgan GBI-EM GD 2.04% 4.03% -1.58% 0.14% TICKER: ELBAX Cumulative Returns Through April 30, 2017 (% of NAV) Top 5 country exposures (% of NAV) 1,300 Brazil 14.5% RETAIL CLASS C Fund Benchmark Launch date: May 12, 2011 1,200 Indonesia 10.9% South Africa 9.9% Minimum initial investment: $1,000 ISIN: US0448208688 Index3 1,100 Poland 9.9% $1,009,298 CUSIP: 044820868 Mexico 9.7% BLOOMBERG: ELBCX US 1,000 Source: Ashmore. Top 5 country exposure TICKER: ELBCX based on aggregate allocation to investment 900 Institutional Class instruments related to countries shown above. $996,210 The above excludes cash and equivalents as All sources are Ashmore unless 800 well as G-7 countries and certain hedge related otherwise indicated. Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 transactions.Dataas of April30,2017. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Global Bond Index—Emerging Markets Global Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2017) $1,035.60 $1,035.40 $1,029.80 $1,019.98 $1,018.74 $1,015.03 Expense Ratio 0.97% 1.22% 1.97% 0.97% 1.22% 1.97% Expenses Paid* $4.90 $6.16 $9.91 $4.86 $6.11 $9.84 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Corporate Debt Fund Ashmore Emerging Markets Corporate Debt Fund is an open-end US mutual fund. The Fund seeks to SHARE CLASS INFORMATION achieve its objective by investing principally in debt instruments of Emerging Market corporate issuers, which may be denominated in any currency, including the local currency of the issuer. INSTITUTIONAL CLASS Launch date: December 8, 2010 Minimum initial investment: $1,000,000 ISIN: US044825049 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820504 and Cumulative Return Chart. BLOOMBERG: EMCIX US Average Annual Total Return For The Period Ended April 30, 2017 6 Months 1 Year 5 Year1 Since incpt1 TICKER: EMCIX Institutional Class1 8.91% 22.31% 5.97% 5.70% RETAIL CLASS A Retail Class A (load-waived)1 8.59% 21.87% 5.66% 5.41% Launch date: May 12, 2011 Retail Class A (unadjusted)1,2 4.26% 17.02% 4.81% 4.74% Minimum initial investment: $1,000 Retail Class C (load-waived)1 8.35% 21.04% 4.89% 4.64% ISIN: US0448206039 Retail Class C (unadjusted)1,2 7.35% 20.04% 4.89% 4.64% CUSIP: 044820603 3 BLOOMBERG: ECDAX US JP Morgan CEMBI BD 2.77% 8.04% 5.56% 5.67% TICKER: ECDAX Cumulative Returns Through April 30, 2017 (% of NAV) Top 5 country exposures (% of NAV) Institutional Class Brazil 19.2% RETAIL CLASS C 1,500 Fund Benchmark $1,424,860 Launch date: May 12, 2011 Ukraine 9.1% 1,400 Minimum initial investment: $1,000 Jamaica 8.2% 1,300 ISIN: US0448207029 United Arab Emirates 7.3% 1,200 CUSIP: 044820702 Russia 6.0% BLOOMBERG: ECDCX US 1,100 Source: Ashmore. Top 5 country exposure TICKER: ECDCX based on aggregate allocation to investment 1,000 Index3 instruments related to countries shown above. $1,422,679 The above excludes cash and equivalents as All sources are Ashmore unless 900 well as G-7 countries and certain hedge related otherwise indicated. Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 transactions.Dataas of April30,2017. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1For periods prior to the inception date of the Class A and Class C shares (05/12/2011), performance information shown is based on the performance of the Fund’s Institutional Class shares (12/08/2010), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2Unadjusted Performance accounts for a maximum sales load of 4% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2017) $1,089.10 $1,085.90 $1,083.50 $1,018.99 $1,017.75 $1,014.03 Expense Ratio 1.17% 1.42% 2.17% 1.17% 1.42% 2.17% Expenses Paid* $6.06 $7.34 $11.21 $5.86 $7.10 $10.84 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Short Duration Fund Ashmore Emerging Markets Short Duration Fund is an open-end US mutual fund. The Fund seeks to SHARE CLASS INFORMATION achieve its objective by investing principally in short-term debt instruments of, and derivative instruments related to, sovereign, quasi-sovereign and corporate issuers of Emerging Markets countries denominated INSTITUTIONAL CLASS exclusively in hard currencies (i.e., the US dollar or any currency of a nation in the G-7). The Fund normally Launch date: June 24, 2014 seeks to maintain a weighted average portfolio duration of between 1 and 3 years. The Fund has no restrictions on individual security duration. Minimum initial investment: $1,000,000 ISIN: US0448206948 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820694 and Cumulative Return Chart. BLOOMBERG: ESFIX US Average Annual Total Return For The Period Ended April 30, 2017 6 Months 1 Year Since incpt1 TICKER: ESFIX Institutional Class 6.61% 19.27% 10.23% RETAIL CLASS A Retail Class A (load-waived)1 6.43% 18.93% 9.93% Launch date: September 23, 2014 Retail Class A (unadjusted)1,2 2.18% 14.20% 8.37% Minimum initial investment: $1,000 JP Morgan CEMBI BD 1-3 Year3 1.95% 5.24% 3.58% ISIN: US0448207284 CUSIP: 044820728 BLOOMBERG: ESFAX US TICKER: ESFAX Cumulative Returns Through April 30, 2017 (% of NAV) Top 5 country exposures (% of NAV) 1,400 Institutional Class Brazil 22.5% Fund Benchmark $1,319,860 Ecuador 12.9% 1,300 Russia 11.5% 1,200 Venezuela 9.3% 1,100 3 Kazakhstan 7.8% Index 1,000 $1,105,531 Source: Ashmore. Top 5 country exposure based on aggregate allocation to investment 900 instruments related to countries shown above. The above excludes cash and equivalents as All sources are Ashmore unless well as G-7 countries and certain hedge related otherwise indicated. transactions.Dataas of April30,2017. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1.For periods prior to the inception date of the Class A (09/23/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/24/2014), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A shares. 2 Unadjusted Performance accounts for a maximum sales load of 4.00% for Class A shares. 3 The index for the Fund is the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified 1-3 Year. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Institutional Class Class A Beginning Account Value (11/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2017) $1,066.10 $1,064.30 $1,021.47 $1,020.23 Expense Ratio 0.67% 0.92% 0.67% 0.92% Expenses Paid* $3.43 $4.71 $3.36 $4.61 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Equity Opportunities Fund Ashmore Emerging Markets Equity Opportunities Fund is an open-end US mutual fund. The Fund Share class information seeks to achieve its investment objective by investing principally in Institutional Class shares of other series of Ashmore Funds that invest principally in equity securities and equity-related investments (the INSTITUTIONAL CLASS “underlying equity Funds”). Launch date: November 23, 2015 Minimum initial investment: $1,000,000 ISIN: US0448206609 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820660 and Cumulative Return Chart. BLOOMBERG: AEOIX US Average Annual Total Return For The Period Ended April 30, 2017 6 Months 1 Year Since incpt1 TICKER: AEOIX Institutional Class 14.48% 24.74% 16.62% RETAIL CLASS A Retail Class A (load-waived) 14.41% 24.55% 16.39% Launch date: November 23, 2015 Retail Class A (unadjusted)1 8.40% 18.01% 12.10% Minimum initial investment: $1,000 Retail Class C (load-waived) 14.04% 23.70% 15.58% ISIN: US0448206864 Retail Class C (unadjusted)1 13.04% 22.70% 15.58% CUSIP: 044820686 2 BLOOMBERG: AEOAX US MSCI EM NET 8.88% 19.13% 13.24% TICKER: AEOAX Cumulative Returns Through April 30, 2017 (% of NAV) Top 5 country exposures (% of NAV) 1,300 Institutional Class China 19.3% RETAIL CLASS C Fund Benchmark $1,247,040 Launch date: November 23, 2015 1,200 Argentina 11.3% South Korea 8.2% Minimum initial investment: $1,000 3 ISIN: US0448206781 Index 1,100 Brazil 7.2% $1,195,406 CUSIP: 044820678 Taiwan 7.1% BLOOMBERG: AEOCX US 1,000 Source: Ashmore. Top 5 country exposure TICKER: AEOCX based on aggregate allocation to investment 900 instruments related to countries shown above. The above excludes cash and equivalents as All sources are Ashmore unless 800 well as G-7 countries and certain hedge related otherwise indicated. Nov-15 Feb-16 May-16 Aug-16 Nov-16 Feb-17 transactions.Dataas of April30,2017. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2017) $1,144.80 $1,144.10 $1,140.40 $1,024.55 $1,023.31 $1,019.59 Expense Ratio 0.05% 0.30% 1.05% 0.05% 0.30% 1.05% Expenses Paid* $0.27 $1.59 $5.57 $0.25 $1.51 $5.26 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. Underlying fund fees are excluded from these rates and amounts.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Active Equity Fund Ashmore Emerging Markets Active Equity Fund is an open-end US mutual fund. The Fund seeks to Share class information achieve its objective by investing investing in equity securities of any market capitalization across both emerging and frontier markets which may be denominated in any currency, including the local currency INSTITUTIONAL CLASS of the issuer. Launch date: November 1, 2016 Minimum initial investment: $1,000,000 ISIN: US0448205957 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820595 and Cumulative Return Chart. BLOOMBERG: EMQIX US Average Annual Total Return For The Period Ended April 30, 2017 Since incpt TICKER: EMQIX Institutional Class 7.28% RETAIL CLASS A Retail Class A (load-waived) 7.17% Launch date: November 1, 2016 Retail Class A (unadjusted)1 1.55% Minimum initial investment: $1,000 Retail Class C (load-waived) 6.71% ISIN: US0448206294 Retail Class C (unadjusted)1 5.71% CUSIP: 044820629 2 BLOOMBERG: EMQAX US MSCI EM NET 9.18% TICKER: EMQAX Cumulative Returns Through April 30, 2017 (% of NAV) Top 5 country exposures (% of NAV) China 30.1% RETAIL CLASS C 1,150 Index3 Fund Benchmark Launch date: November 1, 2016 Taiwan 14.8% $1,091,763 Minimum initial investment: $1,000 1,100 South Korea 12.2% ISIN: US0448206112 1,050 Brazil 12.1% CUSIP: 044820611 Russia 9.1% BLOOMBERG: EMQCX US 1,000 Institutional Class $1,072,840 Source: Ashmore. Top 5 country exposure TICKER: EMQCX based on aggregate allocation to investment 950 instruments related to countries shown above. The above excludes cash and equivalents as All sources are Ashmore unless 900 well as G-7 countries and certain hedge related otherwise indicated. transactions.Dataas of April30,2017. Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Class A is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 2The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/2/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2017) $1,072.80 $1,071.70 $1,067.10 $1,019.63 $1,018.39 $1,014.70 Expense Ratio 1.02% 1.27% 2.02% 1.02% 1.27% 2.02% Expenses Paid* $5.21 $6.49 $10.30 $5.08 $6.32 $10.03 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Small-Cap Equity Fund Ashmore Emerging Markets Small-Cap Equity Fund is an open-end US mutual fund. The Fund seeks Share class information to achieve its objective by investing principally in equity securities and equity-related investments of Small-Capitalization Emerging Market issuers, which may be denominated in any currency, including INSTITUTIONAL CLASS the local currency of the issuer. The Fund currently defines a Small-Capitalization issuer as an issuer Launch date: October 4, 2011 with a market capitalization of $2 billion or less at the time of initial investment and $3 billion or less at the time of a subsequent investment in the same issuer. Minimum initial investment: $1,000,000 ISIN: US0448201162 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820116 and Cumulative Return Chart. BLOOMBERG: ESCIX US Average Annual Total Return For The Period Ended April 30, 2017 6 Months 1 Year 5 Year1 Since incpt1 TICKER: ESCIX Institutional Class1 12.55% 23.61% 3.88% 7.34% RETAIL CLASS A Retail Class A (load-waived)1 12.57% 23.46% 3.58% 7.01% Launch date: February 1, 2012 Retail Class A (unadjusted)1,2 6.66% 16.98% 2.46% 5.98% Minimum initial investment: $1,000 Retail Class C (load-waived)1 12.08% 22.47% 2.80% 6.22% ISIN: US0448207938 Retail Class C (unadjusted)1,2 11.08% 21.47% 2.80% 6.22% CUSIP: 044820793 3 BLOOMBERG: ESSAX US MSCI EM Small Cap NET 8.79% 14.08% 3.49% 6.06% TICKER: ESSAX Cumulative Returns Through April 30, 2017 (% of NAV) Top 5 country exposures (% of NAV) Institutional Class China 27.5% RETAIL CLASS C 1,600 Fund Benchmark $1,483,710 Launch date: August 24, 2012 Brazil 13.6% 1,500 Taiwan 11.1% Minimum initial investment: $1,000 1,400 ISIN: US0448207854 Argentina 10.4% CUSIP: 044820785 1,300 South Korea 8.0% BLOOMBERG: ESSCX US 1,200 Source: Ashmore. Top 5 country exposure TICKER: ESSCX Index3 based on aggregate allocation to investment 1,100 $1,388,515 instruments related to countries shown above. The above excludes cash and equivalents as All sources are Ashmore unless 1,000 well as G-7 countries and certain hedge related otherwise indicated. Oct-11 Oct-12 Oct-13 Oct-14 Oct-15 Oct-16 transactions.Dataas of April30,2017. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/01/2012) and Class C shares (08/24/2012), performance information shown is based on the performance of the Fund’s Institutional Class shares (10/04/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Small-Cap Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2017) $1,125.50 $1,125.70 $1,120.80 $1,017.26 $1,016.02 $1,012.30 Expense Ratio 1.52% 1.77% 2.52% 1.52% 1.77% 2.52% Expenses Paid* $8.01 $9.33 $13.25 $7.60 $8.85 $12.57 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Frontier Equity Fund Ashmore Emerging Markets Frontier Equity Fund is an open-end US mutual fund. The Fund seeks to Share class information achieve its objective by investing principally in equity securities and equity-related investments of Frontier Market issuers, which may be denominated in any currency, including the local currency of the INSTITUTIONAL CLASS issuer. Launch date: November 5, 2013 Minimum initial investment: $1,000,000 ISIN: US0448207367 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820736 and Cumulative Return Chart. BLOOMBERG: EFEIX US Average Annual Total Return For The Period Ended April 30, 2017 6 Months 1 Year Since incpt1 TICKER: EFEIX Institutional Class 14.16% 20.54% 4.75% RETAIL CLASS A Retail Class A (load-waived)1 13.99% 20.23% 4.41% Launch date: May 7, 2014 Retail Class A (unadjusted)1,2 8.01% 13.92% 2.81% Minimum initial investment: $1,000 Retail Class C (load-waived)1 13.45% 19.28% 3.55% ISIN: US0448207516 Retail Class C (unadjusted)1,2 12.45% 18.28% 3.55% CUSIP: 044820751 3 BLOOMBERG: EFEAX US MSCI Frontier Markets NET 11.14% 10.78% 2.07% TICKER: EFEAX Cumulative Returns Through April 30, 2017 (% of NAV) Top 5 country exposures (% of NAV) Pakistan 16.1% RETAIL CLASS C 1,300 Fund Benchmark Launch date: May 7, 2014 Argentina 14.6% 1,200 Institutional Class Minimum initial investment: $1,000 $1,175,920 United Arab Emirates 12.4% 1,100 ISIN: US0448207441 Kuwait 7.9% CUSIP: 044820744 1,000 Vietnam 5.2% BLOOMBERG: EFECX US 900 Index3 Source: Ashmore. Top 5 country exposure TICKER: EFECX $1,074,144 based on aggregate allocation to investment 800 instruments related to countries shown above. 13 14 14 14 14 15 15 15 15 16 16 16 16 17 The above excludes cash and equivalents as All sources are Ashmore unless - - - - - - - - - - - - - - well as G-7 countries and certain hedge related otherwise indicated. Nov Feb May Aug Nov Feb May Aug Nov Feb May Aug Nov Feb transactions.Dataas of April30,2017. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. All Fund returns are net of fees and expenses. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (05/07/2014) and Class C shares (05/07/2014), performance information shown is based on the performance of the Fund’s Institutional Class shares (11/05/2013), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares, respectively. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3The index for the Fund is the Morgan Stanley Capital Index Frontier Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C Institutional Class Class A Class C Beginning Account Value (11/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2017) $1,141.60 $1,139.90 $1,134.50 $1,017.26 $1,016.02 $1,012.30 Expense Ratio 1.52% 1.77% 2.52% 1.52% 1.77% 2.52% Expenses Paid* $8.07 $9.39 $13.34 $7.60 $8.85 $12.57 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses.

UNAUDITED FUND SUMMARY Ashmore Emerging Markets Value Fund Ashmore Emerging Markets Value Fund is an open-end US mutual fund. The Fund seeks to achieve SHARE CLASS INFORMATION its objective by investing principally in equity securities and equity-related investments of Emerging Market issuers which may be denominated in any currency, including the local currency of the issuer. INSTITUTIONAL CLASS Launch date: June 22, 2011 Minimum initial investment: $1,000,000 ISIN: US0448208191 Please refer to page 8 herein for an explanation of the information presented below in the Average Annual Total Return Table CUSIP: 044820819 and Cumulative Return Chart. BLOOMBERG: EMFIX US Average Annual Total Return For The Period Ended April 30, 2017 6 Months1 1 Year1 5 Year1 Since incpt1 TICKER: EMFIX Institutional Class1 16.44% 30.74% 1.56% -0.19% RETAIL CLASS A Retail Class A (load-waived)1 16.27% 30.38% 1.29% -0.50% Launch date: February 27, 2012 Retail Class A (unadjusted)1,2 10.17% 23.53% 0.19% -1.41% Minimum initial investment: $1,000 Retail Class C (load-waived)1 15.88% 29.42% 0.51% -1.24% ISIN: US0448207771 Retail Class C (unadjusted)1,2 14.88% 28.42% 0.51% -1.24% CUSIP: 044820777 3 BLOOMBERG: EMEAX US MSCI EM NET 8.88% 19.13% 1.49% 0.15% TICKER: EMEAX Cumulative Returns Through April 30, 2017 (% of NAV) Top 5 country exposures (% of NAV) 1,100 Index3 China 28.2% RETAIL CLASS C Fund Benchmark $1,008,614 Launch date: March 7, 2017 1,000 South Korea 14.7% India 10.4% Minimum initial investment: $1,000 ISIN: US0448207698 900 Argentina 9.7% CUSIP: 044820769 Taiwan 9.6% BLOOMBERG: EMECX US 800 Institutional Class Source: Ashmore. Top 5 country exposure TICKER: EMECX based on aggregate allocation to investment 700 $988,970 instruments related to countries shown above. The above excludes cash and equivalents as All sources are Ashmore unless 600 well as G-7 countries and certain hedge related otherwise indicated. Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 transactions.Dataas of April30,2017. The above cumulative returns graph assumes $1,000,000 invested at the beginning of the first full month following the inception of the Institutional Class. The minimum initial investment amount for Institutional Class Shares is $1,000,000. The minimum initial investment amount for Retail Shares Classes A and C is $1,000. All Fund returns are net of fees and expenses, except for the load-waived return information for Class A and Class C shares. Performance calculations assume that all dividend, capital gain and other distributions were reinvested. The graph does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. 1 For periods prior to the inception date of the Class A (02/27/2012) and Class C shares (03/07/2017), performance information shown is based on the performance of the Fund’s Institutional Class shares (06/22/2011), adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A and Class C shares. 2 Unadjusted Performance accounts for a maximum sales load of 5.25% for Class A shares and maximum deferred sales charge of 1% for the 6 months and 1 year returns for the Class C shares. 3 The index for the Fund is the Morgan Stanley Capital Index Emerging Markets Net. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-855-274-6673. Periods greater than one year are annualized. Changes in rates of exchange between currencies may cause the value of investments to decrease or increase. The Fund’s performance will fluctuate over long and short term periods. Please refer to page 9 herein for an explanation of the Expense Example information presented below. Expense example Actual performance Hypothetical performance Institutional Class Class A Class C** Institutional Class Class A Class C** Beginning Account Value (11/1/2016) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 Ending Account Value (4/30/2017) $1,164.40 $1,162.70 $1,039.20 $1,018.99 $1,017.75 $1,004.20 Expense Ratio 1.17% 1.42% 2.21% 1.17% 1.42% 2.21% Expenses Paid* $6.28 $7.61 $3.40 $5.86 $7.10 $3.34 *Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Hypothetical expenses are based on the Fund’s actual annualized expense ratios and assumed rate of 5 percent per year before expenses. ** Class C expenses are multiplied by 55/365 days (first live 3/7/2017).

ASHMORE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2017 (Unaudited)

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Hard Currency Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund
ASSETS:
Investments in securities, at value	$828,760,568	$6,700,272	$62,968,599
Investments in affiliates, at value	—	—	—
Investments in fully funded total return swaps, at value	3,697,186	—	2,084,914
Cash	62,258,642	233,202	18,417,233
Deposit held at broker	1,311,767	—	423,034
Foreign currency, at value	1,341,015	3,748	770,248
Unrealized appreciation on forward foreign currency exchange contracts	3,731,613	—	585,003
Variation margin receivable on centrally cleared swap contracts	142,470	—	64,506
Unrealized appreciation on interest rate swap contracts	1,253,432	—	385,945
Receivable for securities and currencies sold	4,554,951	—	—
Receivable for fund shares sold	482,246	16,755	12,060
Receivable from Investment Manager	75,006	8,030	19,064
Interest and dividends receivable	16,092,021	121,928	1,320,557
Other assets	55,528	20,611	21,918
Total Assets	923,756,445	7,104,546	87,073,081
LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	4,822,079	—	1,064,115
Variation margin payable on centrally cleared swap contracts	137,817	—	139,364
Unrealized depreciation on interest rate swap contracts	—	—	78,538
Payable for securities and currencies purchased	8,160,375	—	15,686
Payable for when-issued securities	400,000	—	—
Payable for fund shares redeemed	124,457	—	100,564
Deposit due to broker	2,480,317	—	220,067
Distributions payable	457,376	3,223	—
Investment Manager fee payable	722,281	5,147	66,293
Trustees’ fees payable	31,848	244	2,930
Deferred foreign capital gains taxes payable	—	—	—
Other liabilities	257,460	21,525	46,235
Total Liabilities	17,594,010	30,139	1,733,792
Net Assets	$906,162,435	$7,074,407	$85,339,289
NET ASSETS:
Paid in capital	$960,514,264	$7,912,976	$91,644,705
Undistributed (distributions in excess of) net investment income (loss)	2,610,073	5,313	(1,276,040)
Accumulated net realized gain (loss)	(71,403,263)	(1,043,662)	(3,688,240)
Net unrealized appreciation (depreciation)	14,441,361	199,780	(1,341,136)
Net Assets	$906,162,435	$7,074,407	$85,339,289

Net Assets:
Class A	$4,404,466	$373,446	$ 918,332
Class C	3,060,260	5,210	102,061
Institutional Class	898,697,709	6,695,751	84,318,896

Shares Issued and Outstanding (no par value, unlimited shares authorized):
Class A	542,118	43,386	125,669
Class C	377,105	609	14,048
Institutional Class	108,984,662	783,208	11,135,217

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding):
Class A	$8.12	$8.61	$ 7.31
Class C	8.12	8.56	7.27
Institutional Class	8.25	8.55	7.57

Cost of Investments in securities	$813,937,932	$6,500,606	$63,866,400
Cost of Investments in affiliates	$—	$—	$ —
Cost of Investments in fully funded total return swaps	$4,273,472	$—	$ 2,275,345
Cost of foreign currency held	$1,342,302	$3,634	$ 772,726

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Equity Opportunities Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Value Fund

$282,108,481	$142,998,660	$—	$10,621,976	$37,226,376	$67,921,594	$11,045,688
—	—	6,361,189	—	—	—	—
—	—	—	—	—	—	—
11,245,313	3,665,476	55,165	89,984	2,145,514	5,537,399	183,139
—	—	—	—	—	—	—
43,909	23,967	—	165,243	243,040	2,170,831	1,948
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	357,850	—	212,822	204,536	450	114,448
729,607	980,183	—	388	105,375	528,655	340
25,302	16,157	6,218	16,675	13,587	19,497	9,121
4,907,838	2,429,819	—	7,548	25,778	371,471	5,369
25,377	27,991	1,669	29,499	1,495	12,352	12,053
299,085,827	150,500,103	6,424,241	11,144,135	39,965,701	76,562,249	11,372,106

20,297	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
7,265,506	—	—	347,746	2,365,941	3,636,209	253,374
1,800,000	—	—	—	—	—	—
39,055	1,388,831	—	—	19,401	24,329	3,300
—	—	—	—	—	—	—
165,041	95,344	—	—	—	—	—
267,006	78,626	—	8,596	43,460	84,976	10,350
9,033	6,704	228	494	1,184	2,188	399
—	—	—	—	—	313,641	—
97,432	57,807	7,516	40,430	36,114	38,514	19,858
9,663,370	1,627,312	7,744	397,266	2,466,100	4,099,857	287,281
$289,422,457	$148,872,791	$6,416,497	$10,746,869	$37,499,601	$72,462,392	$11,084,825

$327,685,855	$141,148,068	$5,295,556	$10,025,522	$39,833,415	$67,480,897	$11,533,636
341,673	930,689	(260)	(24,845)	(453,969)	388,362	(98,676)
(35,586,040)	610,847	314,168	(41,925)	(5,938,431)	(3,714,035)	(1,788,445)
(3,019,031)	6,183,187	807,033	788,117	4,058,586	8,307,168	1,438,310
$289,422,457	$148,872,791	$6,416,497	$10,746,869	$37,499,601	$72,462,392	$11,084,825

$9,362,952	$20,937,752	$12,380	$10,713	$655,340	$7,756,762	$46,573
6,528,940	—	12,258	10,675	175,591	258,152	1,046
273,530,565	127,935,039	6,391,859	10,725,481	36,668,670	64,447,478	11,037,206

1,127,271	2,001,252	1,024	1,000	68,700	861,327	4,845
786,937	—	1,021	1,000	17,420	29,141	113
31,614,939	12,449,389	526,937	1,000,558	3,013,739	6,291,142	1,189,728

$8.31	$10.46	$12.09	$10.71	$9.54	$9.01	$9.61
8.30	—	12.00	10.67	10.08	8.86	9.26
8.65	10.28	12.13	10.72	12.17	10.24	9.28

$285,107,690	$136,816,605	$—	$9,834,380	$33,168,170	$59,300,845	$9,607,359
$—	$—	$5,554,156	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—
$43,224	$22,835	$—	$165,416	$243,255	$2,170,873	$1,965

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF OPERATIONS

For the Six Month Period Ended April 30, 2017 (Unaudited)

	Ashmore Emerging Markets Total Return Fund	Ashmore Emerging Markets Hard Currency Debt Fund	Ashmore Emerging Markets Local Currency Bond Fund

INVESTMENT INCOME:
Interest, net of foreign tax withholdings*	$31,132,977	$263,256	$2,379,316
Payment-in-kind interest, net of foreign tax withholdings*	—	—	—
Dividends, net of foreign tax withholdings*	—	—	—
Total Income	31,132,977	263,256	2,379,316
EXPENSES:
Investment Manager fees	3,984,929	29,875	377,272
Administration fees	79,692	664	7,941
Custody fees	149,848	1,197	42,060
Professional fees	155,452	13,478	29,451
Trustees’ fees	59,109	508	5,899
Offering expenses and registration fees	34,315	24,893	24,398
Insurance fees	19,401	172	2,724
Printing fees	4,984	4,984	4,984
Distribution and servicing fees - Class A	4,662	324	1,056
Distribution and servicing fees - Class C	13,073	22	421
Other	23,151	3,775	7,485
Total Expenses	4,528,616	79,892	503,691
Less expenses reimbursed by the Investment Manager	(442,800)	(48,980)	(116,998)
Net Expenses	4,085,816	30,912	386,693
Net Investment Income	27,047,161	232,344	1,992,623
NET REALIZED AND UNREALIZED GAINS (LOSSES):
NET REALIZED GAIN (LOSS) ON:
Investments in securities	2,397,117	8,008	(1,447,073)
Investments in affiliates	—	—	—
Forward foreign currency exchange contracts	(1,002,369)	3,368	670,010
Interest rate swap contracts	3,149,367	—	677,990
Purchased options	(31,635)	—	(6,336)
Foreign exchange transactions	(1,065,373)	(1,192)	(27,681)
Net Realized Gain (Loss)	3,447,107	10,184	(133,090)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities (net of increase (decrease) in deferred foreign taxes of $-, $-, $-, $-, $-, $-, $-, $7,434, $(140,838) and $-, respectively)	5,661,494	13,040	1,391,428
Investments in affiliates	—	—	—
Forward foreign currency exchange contracts	2,794,933	(170)	(88,854)
Investments in fully funded total return swaps	267,671	—	20,296
Interest rate and centrally cleared swap contracts	(943,314)	—	(342,957)
Foreign exchange translations	14,276	161	284
Change in Net Unrealized Appreciation (Depreciation)	7,795,060	13,031	980,197
Net Realized and Unrealized Gains (Losses)	11,242,167	23,215	847,107
Net Increase in Net Assets Resulting from Operations	$38,289,328	$255,559	$2,839,730
* Foreign Tax Withholdings	$248,617	$870	$71,528

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund	Ashmore Emerging Markets Short Duration Fund	Ashmore Emerging Markets Equity Opportunities Fund	Ashmore Emerging Markets Active Equity Fund	Ashmore Emerging Markets Small-Cap Equity Fund	Ashmore Emerging Markets Frontier Equity Fund	Ashmore Emerging Markets Value Fund

$10,330,575	$6,550,381	$—	$224	$—	$—	$—
928,095	—	—	—	—	—	—
—	—	57,713	32,337	166,647	1,212,230	59,476
11,258,670	6,550,381	57,713	32,561	166,647	1,212,230	59,476

1,458,741	474,603	—	49,033	238,881	450,516	61,521
25,364	14,602	584	981	3,185	6,006	1,070
24,209	13,378	—	22,144	27,598	55,203	6,238
57,265	36,321	9,785	14,067	16,624	21,400	12,775
18,796	10,712	442	868	2,367	4,392	808
30,348	25,886	26,984	54,785	26,134	26,630	26,878
9,026	—	—	—	2,215	1,844	349
4,984	4,984	4,984	4,965	4,984	4,984	4,984
11,723	20,498	14	12	622	6,382	50
30,767	—	56	49	867	564	2
9,680	3,765	1,480	4,134	6,067	4,490	4,632
1,680,903	604,749	44,329	151,038	329,544	582,411	119,307
(152,870)	(94,587)	(42,800)	(100,963)	(85,989)	(118,942)	(56,664)
1,528,033	510,162	1,529	50,075	243,555	463,469	62,643
9,730,637	6,040,219	56,184	(17,514)	(76,908)	748,761	(3,167)

3,399,671	1,061,415	—	(34,773)	618,819	809,762	1,430,465
—	—	314,300	—	—	—	—
249,949	159,265	—	—	(391)	—	(33)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(88,926)	(56,475)	—	(7,152)	(2,386)	7,004	(9,914)
3,560,694	1,164,205	314,300	(41,925)	616,042	816,766	1,420,518

8,576,265	2,091,742	—	787,596	3,065,249	6,586,193	265,466
—	—	442,487	—	—	—	—
(37,414)	(8,027)	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
5,217	3,090	—	521	284	905	(4)
8,544,068	2,086,805	442,487	788,117	3,065,533	6,587,098	265,462
12,104,762	3,251,010	756,787	746,192	3,681,575	7,403,864	1,685,980
$21,835,399	$9,291,229	$812,971	$728,678	$3,604,667	$8,152,625	$1,682,813
$12,111	$—	$—	$7,519	$19,381	$75,588	$11,054

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Month Period Ended April 30, 2017 (Unaudited) and the Fiscal Year Ended October 31, 2016

	Ashmore Emerging Markets Total Return Fund		Ashmore Emerging Markets Hard Currency Debt Fund		Ashmore Emerging Markets Local Currency Bond Fund
	2017	2016	2017	2016	2017	2016
OPERATIONS:
Net investment income (loss)	$27,047,161	$47,763,107	$232,344	$414,865	$1,992,623	$3,563,483
Net realized gain (loss)	3,447,107	(25,305,230)	10,184	(130,367)	(133,090)	(6,428,101)
Net change in unrealized appreciation (depreciation)	7,795,060	65,573,993	13,031	472,151	980,197	11,636,345
Net Increase (Decrease) in Net Assets Resulting from Operations	38,289,328	88,031,870	255,559	756,649	2,839,730	8,771,727

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(120,668)	(120,605)	(8,530)	(5,862)	—	—
From net realized gain	—	—	(274)	—	—	—
Tax return of capital	—	(90,261)	—	—	—	(33,712)

Total Distributions to Class A Shareholders	(120,668)	(210,866)	(8,804)	(5,862)	—	(33,712)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(74,455)	(21,383)	(129)	(238)	—	—
From net realized gain	—	—	(6)	—	—	—
Tax return of capital	—	(36,096)	—	—	—	(2,040)

Total Distributions to Class C Shareholders	(74,455)	(57,479)	(135)	(238)	—	(2,040)

DISTRIBUTIONS TO INSTITUTIONAL CLASS

SHAREHOLDERS:
From net investment income	(26,585,573)	(24,746,224)	(220,268)	(390,819)	—	—
From net realized gain	—	—	(8,660)	—	—	—
Tax return of capital	—	(21,115,970)	—	—	—	(3,565,423)

Total Distributions to Institutional Class Shareholders	(26,585,573)	(45,862,194)	(228,928)	(390,819)	—	(3,565,423)
FUND SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from Class A share transactions	893,867	370,218	164,935	197,850	45,320	72,875
Net increase (decrease) in net assets resulting from Class C share transactions	563,534	1,961,081	1,330	3,278	28,535	26,584
Net increase (decrease) in net assets resulting from Institutional Class share transactions	78,428,823	233,398,814	488,084	349,812	711,792	(3,800,017)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	79,886,224	235,730,113	654,349	550,940	785,647	(3,700,558)
Total Increase (Decrease) in Net Assets	91,394,856	277,631,444	672,041	910,670	3,625,377	1,469,994
NET ASSETS:
Net Assets at the Beginning of the Period	814,767,579	537,136,135	6,402,366	5,491,696	81,713,912	80,243,918
Net Assets at the End of the Period	$906,162,435	$814,767,579	$7,074,407	$6,402,366	$85,339,289	$81,713,912
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$2,610,073	$2,343,608	$5,313	$1,896	$(1,276,040)	$(3,268,663)

See accompanying notes to the financial statements.

Ashmore Emerging Markets Corporate Debt Fund		Ashmore Emerging Markets Short Duration Fund		Ashmore Emerging Markets Equity Opportunities Fund[1]		Ashmore Emerging Markets Active Equity Fund[2]	Ashmore Emerging Markets Small-Cap Equity Fund

2017	2016	2017	2016	2017	2016	2017	2017	2016

$9,730,637	$21,283,741	$6,040,219	$8,126,687	$56,184	$66,923	$(17,514)	$(76,908)	$129,333
3,560,694	(21,319,257)	1,164,205	1,553,759	314,300	22,471	(41,925)	616,042	(2,929,906)
8,544,068	26,702,104	2,086,805	5,411,191	442,487	364,546	788,117	3,065,533	5,740,777
21,835,399	26,666,588	9,291,229	15,091,637	812,971	453,940	728,678	3,604,667	2,940,204

(339,938)	(738,593)	(629,687)	(200,360)	(109)	(129)	(7)	(6,882)	(6,300)
—	—	(179,607)	—	—	—	—	—	—
—	—	—	—	(44)	—	—	—	—

(339,938)	(738,593)	(809,294)	(200,360)	(153)	(129)	(7)	(6,882)	(6,300)

(200,396)	(313,829)	—	—	(103)	(106)	(1)	(2,210)	(4,415)
—	—	—	—	—	—	—	—	—
—	—	—	—	(44)	—	—	—	—

(200,396)	(313,829)	—	—	(147)	(106)	(1)	(2,210)	(4,415)

(8,890,944)	(19,562,627)	(5,206,570)	(7,218,524)	(56,232)	(66,699)	(7,323)	(326,748)	(707,102)
—	—	(1,820,393)	—	—	—	—	—	—
—	—	—	—	(22,504)	—	—	—	—

(8,890,944)	(19,562,627)	(7,026,963)	(7,218,524)	(78,736)	(66,699)	(7,323)	(326,748)	(707,102)

(2,485,145)	3,707,745	10,341,408	9,824,185	130	10,109	10,005	85,082	202,688

214,765	2,567,689	—	—	131	10,090	10,001	(18,727)	(165,723)

45,822,663	(26,410,702)	6,600,734	85,635,382	128,608	5,146,488	10,005,516	(161,495)	(10,989,279)

43,552,283	(20,135,268)	16,942,142	95,459,567	128,869	5,166,687	10,025,522	(95,140)	(10,952,314)
55,956,404	(14,083,729)	18,397,114	103,132,320	862,804	5,553,693	10,746,869	3,173,687	(8,729,927)

233,466,053	247,549,782	130,475,677	27,343,357	5,553,693	—	—	34,325,914	43,055,841
$289,422,457	$233,466,053	$148,872,791	$130,475,677	$6,416,497	$5,553,693	$10,746,869	$37,499,601	$34,325,914

$341,673	$42,314	$930,689	$726,727	$(260)	$—	$(24,845)	$(453,969)	$(41,221)

See accompanying notes to the financial statements.

ASHMORE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Month Period Ended April 30, 2017 (Unaudited) and the Fiscal Year Ended October 31, 2016

	Ashmore Emerging Markets Frontier Equity Fund		Ashmore Emerging Markets Value Fund

	2017	2016	2017	2016

OPERATIONS:
Net investment income (loss)	$748,761	$1,024,431	$(3,167)	$92,557
Net realized gain (loss)	816,766	(3,609,898)	1,420,518	(1,320,275)
Net change in unrealized appreciation (depreciation)	6,587,098	4,403,486	265,462	2,425,861
Net Increase (Decrease) in Net Assets Resulting from Operations	8,152,625	1,818,019	1,682,813	1,198,143

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income	(54,135)	(1,369)	(320)	(233)

Total Distributions to Class A Shareholders	(54,135)	(1,369)	(320)	(233)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income	(897)	(465)	—	(2)

Total Distributions to Class C Shareholders	(897)	(465)	—	(2)

DISTRIBUTIONS TO INSTITUTIONAL CLASS SHAREHOLDERS:
From net investment income	(509,351)	(745,454)	(102,320)	(84,045)

Total Distributions to Institutional Class Shareholders	(509,351)	(745,454)	(102,320)	(84,045)

FUND SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions	4,900,453	2,123,829	4,208	8,663
Net increase (decrease) in net assets resulting from Class C share transactions	183,257	7,394	939	(917)
Net increase (decrease) in net assets resulting from Institutional Class share transactions	4,863,546	1,674,862	389,413	362,763

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions	9,947,256	3,806,085	394,560	370,509
Net Increase (Decrease) in Net Assets	17,535,498	4,876,816	1,974,733	1,484,372
NET ASSETS:
Net Assets at the Beginning of the Period	54,926,894	50,050,078	9,110,092	7,625,720
Net Assets at the End of the Period	$72,462,392	$54,926,894	$11,084,825	$9,110,092
Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$388,362	$203,984	$(98,676)	$7,131

[1]	The Fund commenced investment operations on November 23, 2015.
[2]	The Fund commenced investment operations on November 1, 2016.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund
	Class A
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 8.01	$ 7.49	$ 8.75	$ 9.30	$ 10.05	$ 9.37

Income (loss) from investment operations:
Net investment income (loss)	0.26 [1]	0.58 [1]	0.48 [1]	0.44	0.41	0.43 [1]
Net realized and unrealized gain (loss)	0.11	0.49	(1.24)	(0.42)	(0.57)	0.68

Total from investment operations	0.37	1.07	(0.76)	0.02	(0.16)	1.11

Less distributions:

From net investment income	(0.26)	(0.33)	—	(0.33)	(0.43)	(0.43)
From net realized gain	—	—	—	(0.12)	(0.16)	—
Tax return of capital	—	(0.22)	(0.50)	(0.12)	—	—

Total distributions	(0.26)	(0.55)	(0.50)	(0.57)	(0.59)	(0.43)

Net asset value at end of period	$ 8.12	$ 8.01	$ 7.49	$ 8.75	$ 9.30	$ 10.05

Total return[2]	4.66%	15.15%	(8.78%)	0.17%	(1.70%)	12.20%

Portfolio turnover rate[3]	35%	91%	101%	80%	85%	83%

Net assets, end of period (in thousands)	$4,404	$3,445	$2,951	$8,351	$10,344	$3,263

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.38%	1.41%	1.37%	1.38%	1.38%	1.48%
Total expenses after reimbursements	1.27%	1.27%	1.29%	1.30%	1.30%	1.30%

Net investment income to average net assets:
Net investment income before reimbursements	6.44%	7.48%	5.91%	4.79%	4.55%	3.99%
Net investment income after reimbursements	6.55%	7.62%	5.99%	4.87%	4.63%	4.17%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund
			Class C
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 8.00	$ 7.48	$ 8.74	$ 9.29	$ 10.05	$ 9.36

Income (loss) from investment operations:
Net investment income (loss)	0.23 [1]	0.53 [1]	0.44 [1]	0.37	0.33	0.39 [1]
Net realized and unrealized gain (loss)	0.12	0.49	(1.26)	(0.42)	(0.57)	0.66

Total from investment operations	0.35	1.02	(0.82)	(0.05)	(0.24)	1.05

Less distributions:

From net investment income	(0.23)	(0.30)	—	(0.28)	(0.36)	(0.36)
From net realized gain	—	—	—	(0.12)	(0.16)	—
Tax return of capital	—	(0.20)	(0.44)	(0.10)	—	—

Total distributions	(0.23)	(0.50)	(0.44)	(0.50)	(0.52)	(0.36)

Net asset value at end of period	$ 8.12	$ 8.00	$ 7.48	$ 8.74	$ 9.29	$10.05

Total return[2]	4.40%	14.32%	(9.58%)	(0.45%)	(2.44%)	11.42%

Portfolio turnover rate[3]	35%	91%	101%	80%	85%	83%

Net assets, end of period (in thousands)	$3,060	$2,451	$ 443	$1,028	$ 969	$ 541

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.13%	2.15%	2.12%	2.13%	2.13%	2.21%
Total expenses after reimbursements	2.02%	2.02%	2.03%	2.05%	2.05%	2.05%

Net investment income to average net assets:
Net investment income before reimbursements	5.68%	6.79%	5.35%	4.04%	3.83%	2.62%
Net investment income after reimbursements	5.79%	6.92%	5.44%	4.12%	3.91%	2.78%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Total Return Fund
	Institutional Class
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 8.13	$ 7.60	$ 8.88	$ 9.43	$ 10.20	$ 9.50

Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.61 [1]	0.53 [1]	0.46	0.45	0.44 [1]
Net realized and unrealized gain (loss)	0.12	0.50	(1.28)	(0.41)	(0.60)	0.72

Total from investment operations	0.39	1.11	(0.75)	0.05	(0.15)	1.16

Less distributions:

From net investment income	(0.27)	(0.35)	—	(0.35)	(0.46)	(0.46)
From net realized gain	—	—	—	(0.12)	(0.16)	—
Tax return of capital	—	(0.23)	(0.53)	(0.13)	—	—

Total distributions	(0.27)	(0.58)	(0.53)	(0.60)	(0.62)	(0.46)

Net asset value at end of period	$ 8.25	$ 8.13	$ 7.60	$ 8.88	$ 9.43	$ 10.20

Total return[2]	4.90%	15.49%	(8.58%)	0.51%	(1.48%)	12.50%

Portfolio turnover rate[3]	35%	91%	101%	80%	85%	83%

Net assets, end of period (in thousands)	$898,698	$808,872	$533,742	$979,949	$662,412	$513,956

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.13%	1.16%	1.12%	1.13%	1.13%	1.22%
Total expenses after reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%

Net investment income to average net assets:
Net investment income before reimbursements	6.68%	7.77%	6.40%	5.04%	4.81%	4.11%
Net investment income after reimbursements	6.79%	7.91%	6.50%	5.15%	4.92%	4.31%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund
			Class A
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 8.60	$ 8.13	$ 8.74	$10.15	$11.06	$10.04

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.61 [1]	0.49 [1]	0.50 [1]	0.46 [1]	0.44 [1]
Net realized and unrealized gain (loss)	0.05	0.44	(0.62)	0.20	(0.88)	1.03

Total from investment operations	0.31	1.05	(0.13)	0.70	(0.42)	1.47

Less distributions:

From net investment income	(0.29)	(0.58)	(0.38)	(0.53)	(0.46)	(0.45)
From net realized gain	(0.01)	—	—	(1.58)	(0.03)	—
Tax return of capital	—	—	(0.10)	— [2]	—	—

Total distributions	(0.30)	(0.58)	(0.48)	(2.11)	(0.49)	(0.45)

Net asset value at end of period	$ 8.61	$ 8.60	$ 8.13	$ 8.74	$10.15	$11.06

Total return[3]	3.72%	13.41%	(1.36%)	8.46%	(3.86%)	15.24%

Portfolio turnover rate[4]	11%	68%	35%	99%	81%	30%

Net assets, end of period (in thousands)	$ 373	$ 206	$ 3	$ 38	$ 2	$ 14

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.63%	2.92%	3.81%	3.79%	1.66%	1.93%
Total expenses after reimbursements	1.17%	1.17%	1.19%	1.20%	1.20%	1.20%

Net investment income to average net assets:
Net investment income before reimbursements	5.28%	5.48%	3.18%	3.23%	3.75%	3.62%
Net investment income after reimbursements	6.74%	7.23%	5.80%	5.82%	4.21%	4.35%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund
	Class C
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 8.55	$ 8.08	$8.70	$10.12	$11.04	$10.04

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.47 [1]	0.43 [1]	0.44 [1]	0.38 [1]	0.37 [1]
Net realized and unrealized gain (loss)	0.02	0.57	(0.62)	0.17	(0.89)	1.01

Total from investment operations	0.28	1.04	(0.19)	0.61	(0.51)	1.38

Less distributions:

From net investment income	(0.26)	(0.57)	(0.34)	(0.45)	(0.38)	(0.38)
From net realized gain	(0.01)	—	—	(1.58)	(0.03)	—
Tax return of capital	—	—	(0.09)	— [2]	—	—

Total distributions	(0.27)	(0.57)	(0.43)	(2.03)	(0.41)	(0.38)

Net asset value at end of period	$ 8.56	$ 8.55	$ 8.08	$ 8.70	$10.12	$11.04

Total return[3]	3.22%	13.53%	(2.11%)	7.30%	(4.64%)	14.28%

Portfolio turnover rate[4]	11%	68%	35%	99%	81%	30%

Net assets, end of period (in thousands)	$ 5	$ 4	$ 1	$ 1	$ 1	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.38%	3.81%	4.49%	4.90%	2.41%	2.73%
Total expenses after reimbursements	1.92%	1.92%	1.93%	1.95%	1.95%	1.95%

Net investment income to average net assets:
Net investment income before reimbursements	4.53%	3.91%	2.73%	1.99%	3.16%	2.86%
Net investment income after reimbursements	5.99%	5.80%	5.29%	4.94%	3.62%	3.64%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Hard Currency Debt Fund
	Institutional Class
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 8.54	$ 8.07	$ 8.68	$10.08	$10.99	$ 9.99

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.57 [1]	0.51 [1]	0.52 [1]	0.48 [1]	0.48 [1]
Net realized and unrealized gain (loss)	0.02	0.44	(0.62)	0.18	(0.87)	1.01

Total from investment operations	0.32	1.01	(0.11)	0.70	(0.39)	1.49

Less distributions:

From net investment income	(0.30)	(0.54)	(0.40)	(0.52)	(0.49)	(0.49)
From net realized gain	(0.01)	—	—	(1.58)	(0.03)	—
Tax return of capital	—	—	(0.10)	— [2]	—	—

Total distributions	(0.31)	(0.54)	(0.50)	(2.10)	(0.52)	(0.49)

Net asset value at end of period	$ 8.55	$ 8.54	$ 8.07	$ 8.68	$ 10.08	$ 10.99

Total return[3]	3.73%	13.06%	(1.10%)	8.41%	(3.64%)	15.32%

Portfolio turnover rate[4]	11%	68%	35%	99%	81%	30%

Net assets, end of period (in thousands)	$6,696	$6,192	$5,488	$5,573	$29,004	$35,025

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.39%	2.72%	3.49%	3.43%	1.41%	1.63%
Total expenses after reimbursements	0.92%	0.92%	0.92%	0.92%	0.92%	0.92%

Net investment income to average net assets:
Net investment income before reimbursements	5.53%	5.17%	3.64%	3.20%	4.08%	3.95%
Net investment income after reimbursements	7.00%	6.97%	6.21%	5.71%	4.57%	4.66%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Amount is less than $0.005 per share.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund
	Class A
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$7.06	$ 6.57	$ 8.44	$ 9.13	$ 9.83	$ 9.43

Income (loss) from investment operations:
Net investment income (loss)	0.16 [1]	0.30 [1]	0.29	0.37 [1]	0.44 [1]	0.43 [1]
Net realized and unrealized gain (loss)	0.09	0.49	(1.88)	(0.66)	(0.74)	0.31

Total from investment operations	0.25	0.79	(1.59)	(0.29)	(0.30)	0.74

Less distributions:

From net investment income	—	—	—	—	(0.22)	(0.34)
From net realized gain	—	—	—	—	(0.01)	—
Tax return of capital	—	(0.30)	(0.28)	(0.40)	(0.17)	— [2]

Total distributions	—	(0.30)	(0.28)	(0.40)	(0.40)	(0.34)

Net asset value at end of period	$7.31	$ 7.06	$ 6.57	$ 8.44	$ 9.13	$ 9.83

Total return[3]	3.54%	12.37%	(19.17%)	(3.25%)	(3.21%)	8.02%

Portfolio turnover rate[4]	39%	83%	83%	112%	112%	101%

Net assets, end of period (in thousands)	$ 918	$ 841	$ 712	$ 897	$ 2,096	$ 413

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.51%	1.55%	1.51%	1.55%	1.47%	1.64%
Total expenses after reimbursements	1.22%	1.22%	1.23%	1.25%	1.25%	1.25%

Net investment income to average net assets:
Net investment income before reimbursements	4.47%	4.10%	3.53%	4.29%	4.38%	3.03%
Net investment income after reimbursements	4.76%	4.43%	3.81%	4.59%	4.60%	3.42%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund
	Class C
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$7.05	$ 6.56	$ 8.42	$ 9.13	$ 9.83	$ 9.43

Income (loss) from investment operations:
Net investment income (loss)	0.14 [1]	0.25 [1]	0.18	0.29 [1]	0.38 [1]	0.22 [1]
Net realized and unrealized gain (loss)	0.08	0.49	(1.82)	(0.67)	(0.75)	0.45

Total from investment operations	0.22	0.74	(1.64)	(0.38)	(0.37)	0.67

Less distributions:

From net investment income	—	—	—	—	(0.18)	(0.27)
From net realized gain	—	—	—	—	(0.01)	—
Tax return of capital	—	(0.25)	(0.22)	(0.33)	(0.14)	— [2]

Total distributions	—	(0.25)	(0.22)	(0.33)	(0.33)	(0.27)

Net asset value at end of period	$7.27	$ 7.05	$ 6.56	$ 8.42	$ 9.13	$ 9.83

Total return[3]	2.98%	11.75%	(19.83%)	(4.18%)	(3.92%)	7.33%

Portfolio turnover rate[4]	39%	83%	83%	112%	112%	101%

Net assets, end of period (in thousands)	$ 102	$ 70	$ 40	$ 147	$ 124	$ 19

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.26%	2.30%	2.26%	2.31%	2.22%	2.47%
Total expenses after reimbursements	1.97%	1.97%	1.99%	2.00%	2.00%	2.00%

Net investment income to average net assets:
Net investment income before reimbursements	3.73%	3.35%	2.71%	3.41%	3.77%	1.87%
Net investment income after reimbursements	4.02%	3.68%	2.98%	3.72%	3.99%	2.34%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Local Currency Bond Fund

	Institutional Class
	Six Months April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 7.31	$ 6.80	$ 8.73	$ 9.45	$ 10.18	$ 9.76

Income (loss) from investment operations:
Net investment income (loss)	0.18 [1]	0.33 [1]	0.31	0.43 [1]	0.49 [1]	0.37 [1]
Net realized and unrealized gain (loss)	0.08	0.51	(1.93)	(0.71)	(0.78)	0.42

Total from investment operations	0.26	0.84	(1.62)	(0.28)	(0.29)	0.79

Less distributions:

From net investment income	—	—	—	—	(0.24)	(0.37)
From net realized gain	—	—	—	—	(0.01)	—
Tax return of capital	—	(0.33)	(0.31)	(0.44)	(0.19)	— [2]

Total distributions	—	(0.33)	(0.31)	(0.44)	(0.44)	(0.37)

Net asset value at end of period	$ 7.57	$ 7.31	$ 6.80	$ 8.73	$ 9.45	$ 10.18

Total return[3]	3.56%	12.69%	(18.91%)	(3.04%)	(3.02%)	8.39%

Portfolio turnover rate[4]	39%	83%	83%	112%	112%	101%

Net assets, end of period (in thousands)	$84,319	$80,803	$79,492	$101,363	$82,543	$72,673

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.26%	1.30%	1.26%	1.32%	1.22%	1.39%
Total expenses after reimbursements	0.97%	0.97%	0.97%	0.97%	0.97%	0.97%

Net investment income to average net assets:
Net investment income before reimbursements	4.72%	4.35%	3.78%	4.34%	4.64%	3.31%
Net investment income after reimbursements	5.01%	4.68%	4.07%	4.69%	4.89%	3.73%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Amount is less than $0.005 per share.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities, including fully funded total return swaps, by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund
	Class A
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 7.92	$ 7.66	$ 8.94	$ 9.25	$ 9.69	$ 9.09

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.70	0.74	0.55 [1]	0.51 [1]	0.67 [1]
Net realized and unrealized gain (loss)	0.40	0.21	(1.21)	(0.31)	(0.35)	0.67

Total from investment operations	0.69	0.91	(0.47)	0.24	0.16	1.34

Less distributions:

From net investment income	(0.30)	(0.65)	(0.67)	(0.55)	(0.52)	(0.69)
From net realized gain	—	—	(0.06)	—	(0.07)	(0.05)
Tax return of capital	—	—	(0.08)	—	(0.01)	—

Total distributions	(0.30)	(0.65)	(0.81)	(0.55)	(0.60)	(0.74)

Net asset value at end of period	$ 8.31	$ 7.92	$ 7.66	$ 8.94	$ 9.25	$ 9.69

Total return[2]	8.59%	12.92%	(5.27%)	2.53%	1.63%	15.54%

Portfolio turnover rate[3]	40%	81%	90%	82%	49%	50%

Net assets, end of period (in thousands)	$9,363	$11,466	$7,280	$1,704	$2,852	$485

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.53%	1.57%	1.55%	1.53%	1.71%	2.89%
Total expenses after reimbursements	1.42%	1.42%	1.42%	1.45%	1.45%	1.45%

Net investment income to average net assets:
Net investment income before reimbursements	7.32%	8.88%	8.77%	5.79%	5.15%	5.19%
Net investment income after reimbursements	7.43%	9.03%	8.90%	5.87%	5.41%	6.63%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund
	Class C
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 7.91	$ 7.66	$ 8.95	$ 9.25	$ 9.70	$ 9.09

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.63	0.64	0.48 [1]	0.44 [1]	0.60 [1]
Net realized and unrealized gain (loss)	0.38	0.22	(1.18)	(0.30)	(0.36)	0.68

Total from investment operations	0.65	0.85	(0.54)	0.18	0.08	1.28

Less distributions:

From net investment income	(0.26)	(0.60)	(0.62)	(0.48)	(0.45)	(0.62)
From net realized gain	—	—	(0.06)	—	(0.07)	(0.05)
Tax return of capital	—	—	(0.07)	—	(0.01)	—

Total distributions	(0.26)	(0.60)	(0.75)	(0.48)	(0.53)	(0.67)

Net asset value at end of period	$ 8.30	$ 7.91	$ 7.66	$ 8.95	$ 9.25	$ 9.70

Total return[2]	8.35%	11.99%	(6.04%)	1.87%	0.80%	14.78%

Portfolio turnover rate[3]	40%	81%	90%	82%	49%	50%

Net assets, end of period (in thousands)	$6,529	$6,010	$3,226	$421	$150	$27

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	2.29%	2.32%	2.30%	2.28%	2.46%	3.60%
Total expenses after reimbursements	2.17%	2.17%	2.17%	2.20%	2.20%	2.20%

Net investment income to average net assets:
Net investment income before reimbursements	6.58%	8.16%	8.13%	5.15%	4.42%	4.73%
Net investment income after reimbursements	6.70%	8.31%	8.26%	5.23%	4.68%	6.13%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Corporate Debt Fund
	Institutional Class
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 8.24	$ 7.98	$ 9.30	$ 9.61	$ 10.07	$ 9.43

Income (loss) from investment operations:
Net investment income (loss)	0.32	0.72	0.75	0.59 [1]	0.55 [1]	0.73 [1]
Net realized and unrealized gain (loss)	0.41	0.24	(1.22)	(0.31)	(0.36)	0.70

Total from investment operations	0.73	0.96	(0.47)	0.28	0.19	1.43

Less distributions:

From net investment income	(0.32)	(0.70)	(0.71)	(0.59)	(0.57)	(0.74)
From net realized gain	—	—	(0.06)	—	(0.07)	(0.05)
Tax return of capital	—	—	(0.08)	—	(0.01)	—

Total distributions	(0.32)	(0.70)	(0.85)	(0.59)	(0.65)	(0.79)

Net asset value at end of period	$ 8.65	$ 8.24	$ 7.98	$ 9.30	$ 9.61	$ 10.07

Total return[2]	8.91%	13.02%	(5.08%)	2.91%	1.91%	15.97%

Portfolio turnover rate[3]	40%	81%	90%	82%	49%	50%

Net assets, end of period (in thousands)	$273,531	$215,990	$237,044	$364,775	$183,567	$17,651

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.29%	1.32%	1.30%	1.28%	1.46%	2.66%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income to average net assets:
Net investment income before reimbursements	7.58%	9.20%	8.63%	6.14%	5.37%	6.16%
Net investment income after reimbursements	7.70%	9.35%	8.76%	6.25%	5.66%	7.65%

[1]	Per share amounts are based on average number of shares outstanding during the period.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund
	Class A
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$10.37	$9.57	$9.99	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.39	1.02	0.67	0.05
Net realized and unrealized gain (loss)	0.25	0.78	(0.41)	(0.01)

Total from investment operations	0.64	1.80	0.26	0.04

Less distributions:

From net investment income	(0.41)	(1.00)	(0.67)	(0.05)
From net realized gain	(0.14)	—	—	—
Tax return of capital	—	—	(0.01)	—

Total distributions	(0.55)	(1.00)	(0.68)	(0.05)

Net asset value at end of period	$10.46	$10.37	$9.57	$9.99

Total return[2]	6.43%	19.82%	2.98%	0.45%

Portfolio turnover rate[3]	28%	73%	38%	19%

Net assets, end of period (in thousands)	$20,938	$10,395	$425	$201

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	1.04%	1.11%	1.65%	2.93%
Total expenses after reimbursements	0.92%	0.92%	0.93%	0.95%

Net investment income to average net assets:
Net investment income before reimbursements	7.97%	10.63%	6.50%	3.35%
Net investment income after reimbursements	8.09%	10.82%	7.22%	5.33%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Short Duration Fund
	Institutional Class
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[5]

Net asset value at beginning of period	$10.19	$9.40	$9.81	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.43	1.07	0.68	0.16
Net realized and unrealized gain (loss)	0.21	0.72	(0.39)	(0.19)

Total from investment operations	0.64	1.79	0.29	(0.03)

Less distributions:

From net investment income	(0.41)	(1.00)	(0.69)	(0.16)
From net realized gain	(0.14)	—	—	—
Tax return of capital	—	—	(0.01)	—

Total distributions	(0.55)	(1.00)	(0.70)	(0.16)

Net asset value at end of period	$10.28	$ 10.19	$9.40	$9.81

Total return[2]	6.61%	20.18%	3.28%	(0.25%)

Portfolio turnover rate[3]	28%	73%	38%	19%

Net assets, end of period (in thousands)	$127,935	$120,081	$26,918	$21,275

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	0.80%	0.89%	1.41%	2.94%
Total expenses after reimbursements	0.67%	0.67%	0.67%	0.67%

Net investment income to average net assets:
Net investment income before reimbursements	8.16%	11.66%	6.61%	2.58%
Net investment income after reimbursements	8.29%	11.88%	7.35%	4.85%

[1]	Class A commenced investment operations on September 23, 2014.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	The Institutional Class commenced investment operations on June 24, 2014.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Opportunities Fund
	Class A

	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016[1]

Net asset value at beginning of period	$ 10.73	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.24
Net realized and unrealized gain (loss)	1.42	0.62

Total from investment operations	1.51	0.86

Less distributions:

From net investment income	(0.11)	(0.13)
Tax return of capital	—	—
From net realized gain	(0.04)	—

Total distributions	(0.15)	(0.13)

Net asset value at end of period	$ 12.09	$ 10.73

Total return[2]	14.41%	8.69%

Portfolio turnover rate[3]	46%	15%

Net assets, end of period (in thousands)	$12	$11

Ratios to average net assets:[4,5]
Total expenses to average net assets:
Total expenses before reimbursements	1.77%	4.92%
Total expenses after reimbursements	0.30%	0.30%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.22%	(3.45%)
Net investment income after reimbursements	1.69%	1.17%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Opportunities Fund
	Class C

	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016[1]

Net asset value at beginning of period	$ 10.68	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.14
Net realized and unrealized gain (loss)	1.41	0.65

Total from investment operations	1.46	0.79

Less distributions:

From net investment income	(0.10)	(0.11)
Tax return of capital	—	—
From net realized gain	(0.04)	—

Total distributions	(0.14)	(0.11)

Net asset value at end of period	$ 12.00	$ 10.68

Total return[2]	14.04%	7.94%

Portfolio turnover rate[3]	46%	15%

Net assets, end of period (in thousands)	$12	$11

Ratios to average net assets:[4,5]
Total expenses to average net assets:
Total expenses before reimbursements	2.54%	5.66%
Total expenses after reimbursements	1.05%	1.05%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(0.54%)	(4.19%)
Net investment income after reimbursements	0.95%	0.42%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Equity Opportunities Fund
	Institutional Class

	Six Months Ended April 30, 2017 (Unaudited)	Period Ended October 31, 2016[1]

Net asset value at beginning of period	$ 10.75	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.26
Net realized and unrealized gain (loss)	1.42	0.62

Total from investment operations	1.53	0.88

Less distributions:

From net investment income	(0.11)	(0.13)
Tax return of capital	—	—
From net realized gain	(0.04)	—

Total distributions	(0.15)	(0.13)

Net asset value at end of period	$ 12.13	$ 10.75

Total return[2]	14.48%	8.94%

Portfolio turnover rate[3]	46%	15%

Net assets, end of period (in thousands)	$6,392	$5,532

Ratios to average net assets:[4,5]
Total expenses to average net assets:
Total expenses before reimbursements	1.51%	4.67%
Total expenses after reimbursements	0.05%	0.05%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	0.46%	(3.20%)
Net investment income after reimbursements	1.92%	1.42%

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 23, 2015.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.
[5]	Net investment income and expenses include only the net investment income earned or expenses charged directly to the Fund and do not include net investment income earned or expenses charged to the underlying funds in which the Fund invests a portion of its assets.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Active Equity Fund
Class A

Six Months Ended April 30, 2017 (Unaudited)[1]

Net asset value at beginning of period	$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss)	0.75

Total from investment operations	0.71

Less distributions:

From net investment income	—
From net realized gain	—
Tax return of capital	—

Total distributions	—

Net asset value at end of period	$ 10.71

Total return[2]	7.17%

Portfolio turnover rate[3]	107%

Net assets, end of period (in thousands)	$11

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	3.33%
Total expenses after reimbursements	1.27%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.66%)
Net investment loss after reimbursements	(0.60%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund
Class C

Six Months Ended April 30, 2017 (Unaudited)[1]

Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07)
Net realized and unrealized gain (loss)	0.74

Total from investment operations	0.67

Less distributions:

From net investment income	—
From net realized gain	—
Tax return of capital	—

Total distributions	—

Net asset value at end of period	$10.67

Total return[2]	6.71%

Portfolio turnover rate[3]	107%

Net assets, end of period (in thousands)	$11

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	4.08%
Total expenses after reimbursements	2.02%

Net investment loss to average net assets:
Net investment loss before reimbursements	(3.41%)
Net investment loss after reimbursements	(1.35%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Active Equity Fund
Institutional Class

Six Months Ended April 30, 2017 (Unaudited)[1]

Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss)	0.75

Total from investment operations	0.73

Less distributions:

From net investment income	(0.01)
From net realized gain	—
Tax return of capital	—

Total distributions	(0.01)

Net asset value at end of period	$10.72

Total return[2]	7.28%

Portfolio turnover rate[3]	107%

Net assets, end of period (in thousands)	$10,725

Ratios to average net assets:[4]
Total expenses to average net assets:
Total expenses before reimbursements	3.08%
Total expenses after reimbursements	1.02%

Net investment loss to average net assets:
Net investment loss before reimbursements	(2.41%)
Net investment loss after reimbursements	(0.35%)

[1]	Class A, Class C and the Institutional Class commenced investment operations on November 1, 2016.
[2]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[3]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[4]	Annualized for periods less than one year.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund
	Class A
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Net asset value at beginning of period	$ 8.60	$ 7.92	$ 9.35	$10.61	$ 9.77	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	0.16	0.01 [2]	0.08 [2]	0.02 [2]
Net realized and unrealized gain (loss)	1.07	0.85	(1.12)	(0.42)	1.31	(0.20)

Total from investment operations	1.06	0.84	(0.96)	(0.41)	1.39	(0.18)

Less distributions:

From net investment income	(0.12)	(0.16)	(0.08)	(0.01)	(0.03)	(0.05)
From net realized gain	—	—	(0.39)	(0.84)	(0.52)	—

Total distributions	(0.12)	(0.16)	(0.47)	(0.85)	(0.55)	(0.05)

Net asset value at end of period	$ 9.54	$ 8.60	$ 7.92	$ 9.35	$10.61	$ 9.77

Total return[3]	12.57%	10.84%	(10.32%)	(3.93%)	14.65%	(1.73%)

Portfolio turnover rate[4]	41%	104%	105%	104%	113%	94%

Net assets, end of period (in thousands)	$ 655	$ 524	$ 259	$ 332	$ 265	$ 238

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.31%	2.39%	2.33%	2.53%	2.35%	3.43%
Total expenses after reimbursements	1.77%	1.77%	1.78%	1.80%	1.80%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.29%)	(0.09%)	0.96%	(0.65%)	0.25%	(1.15%)
Net investment income (loss) after reimbursements	(0.75%)	0.53%	1.51%	0.08%	0.80%	0.48%

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund
	Class C
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[6]

Net asset value at beginning of period	$ 9.11	$ 8.40	$ 9.96	$11.33	$10.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.12)	0.10	(0.05)[2]	(0.06)[2]	(0.01)[2]
Net realized and unrealized gain (loss)	1.19	0.95	(1.19)	(0.47)	1.46	0.54

Total from investment operations	1.08	0.83	(1.09)	(0.52)	1.40	0.53

Less distributions:

From net investment income	(0.11)	(0.12)	(0.08)	(0.01)	(0.03)	(0.05)
From net realized gain	—	—	(0.39)	(0.84)	(0.52)	—

Total distributions	(0.11)	(0.12)	(0.47)	(0.85)	(0.55)	(0.05)

Net asset value at end of period	$10.08	$ 9.11	$ 8.40	$ 9.96	$11.33	$10.48

Total return[3]	12.08%	10.01%	(11.02%)	(4.71%)	13.93%	5.17%

Portfolio turnover rate[4]	41%	104%	105%	104%	113%	94%

Net assets, end of period (in thousands)	$ 176	$ 176	$ 311	$ 77	$ 12	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	3.06%	3.13%	3.09%	3.60%	3.10%	5.12%
Total expenses after reimbursements	2.52%	2.52%	2.52%	2.55%	2.55%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(2.04%)	(0.89%)	1.81%	(1.53%)	(1.13%)	(3.35%)
Net investment income (loss) after reimbursements	(1.50%)	(0.28%)	2.38%	(0.48%)	(0.58%)	(0.78%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Small-Cap Equity Fund
	Institutional Class
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 10.94	$ 10.01	$ 11.63	$ 12.96	$ 11.79	$ 11.58

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	0.20	0.02 [2]	0.02 [2]	0.05 [2]
Net realized and unrealized gain (loss)	1.36	1.07	(1.35)	(0.50)	1.70	0.25

Total from investment operations	1.35	1.11	(1.15)	(0.48)	1.72	0.30

Less distributions:

From net investment income	(0.12)	(0.18)	(0.08)	(0.01)	(0.03)	(0.05)
From net realized gain	—	—	(0.39)	(0.84)	(0.52)	(0.04)

Total distributions	(0.12)	(0.18)	(0.47)	(0.85)	(0.55)	(0.09)

Net asset value at end of period	$ 12.17	$ 10.94	$ 10.01	$ 11.63	$ 12.96	$ 11.79

Total return[3]	12.55%	11.21%	(9.91%)	(3.74%)	15.04%	2.61%

Portfolio turnover rate[4]	41%	104%	105%	104%	113%	94%

Net assets, end of period (in thousands)	$36,669	$33,626	$42,486	$48,909	$30,370	$13,359

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.06%	2.10%	2.08%	2.39%	2.11%	3.43%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	(1.01%)	(0.22%)	1.24%	(0.70%)	(0.42%)	(1.46%)
Net investment income (loss) after reimbursements	(0.47%)	0.36%	1.80%	0.17%	0.17%	0.45%

[1]	Class A commenced investment operations on February 1, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	Class C commenced investment operations on August 24, 2012.

See accompanying notes to the financial statements.

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Ashmore Emerging Markets Frontier Equity Fund
	Class A
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 7.98	$ 7.83	$ 10.19	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12 [2]	0.36	0.10 [2]	(0.03)
Net realized and unrealized gain (loss)	0.99	(0.09)	(1.45)	0.27

Total from investment operations	1.11	0.27	(1.35)	0.24

Less distributions:

From net investment income	(0.08)	(0.12)	(0.15)	(0.05)
From net realized gain	—	—	(0.86)	—

Total distributions	(0.08)	(0.12)	(1.01)	(0.05)

Net asset value at end of period	$ 9.01	$ 7.98	$ 7.83	$10.19

Total return[3]	13.99%	3.36%	(13.68%)	2.43%

Portfolio turnover rate[4]	39%	76%	91%	157%

Net assets, end of period (in thousands)	$7,757	$2,154	$ 45	$ 9

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.16%	2.45%	2.73%	6.90%
Total expenses after reimbursements	1.77%	1.77%	1.79%	1.80%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.57%	4.34%	0.25%	(5.89%)
Net investment income (loss) after reimbursements	2.96%	5.02%	1.19%	(0.79%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund
	Class C
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[1]

Net asset value at beginning of period	$ 7.86	$ 7.73	$ 10.15	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12 [2]	0.08	(0.05)[2]	(0.83)
Net realized and unrealized gain (loss)	0.93	0.12	(1.36)	1.03

Total from investment operations	1.05	0.20	(1.41)	0.20

Less distributions:

From net investment income	(0.05)	(0.07)	(0.15)	(0.05)
From net realized gain	—	—	(0.86)	—

Total distributions	(0.05)	(0.07)	(1.01)	(0.05)

Net asset value at end of period	$ 8.86	$ 7.86	$ 7.73	$10.15

Total return[3]	13.45%	2.61%	(14.51%)	2.02%

Portfolio turnover rate[4]	39%	76%	91%	157%

Net assets, end of period (in thousands)	$ 258	$ 62	$ 53	$ 1

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	2.91%	3.05%	3.45%	7.71%
Total expenses after reimbursements	2.52%	2.52%	2.52%	2.55%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.49%	0.39%	(1.53%)	(6.42%)
Net investment income (loss) after reimbursements	2.88%	0.92%	(0.60%)	(1.26%)

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Frontier Equity Fund
	Institutional Class
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014[6]

Net asset value at beginning of period	$ 9.06	$ 8.88	$ 11.35	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12 [2]	0.18	0.12 [2]	0.14
Net realized and unrealized gain (loss)	1.15	0.13	(1.58)	1.32

Total from investment operations	1.27	0.31	(1.46)	1.46

Less distributions:

From net investment income	(0.09)	(0.13)	(0.15)	(0.11)
From net realized gain	—	—	(0.86)	—

Total distributions	(0.09)	(0.13)	(1.01)	(0.11)

Net asset value at end of period	$ 10.24	$ 9.06	$ 8.88	$11.35

Total return[3]	14.16%	3.58%	(13.29%)	14.69%

Portfolio turnover rate[4]	39%	76%	91%	157%

Net assets, end of period (in thousands)	$64,447	$52,711	$49,952	$7,280

Ratios to average net assets:[5]
Total expenses to average net assets:
Total expenses before reimbursements	1.91%	2.05%	2.46%	6.09%
Total expenses after reimbursements	1.52%	1.52%	1.52%	1.52%

Net investment income (loss) to average net assets:
Net investment income (loss) before reimbursements	2.05%	1.48%	0.34%	(3.68%)
Net investment income after reimbursements	2.44%	2.01%	1.28%	0.89%

[1]	Class A and Class C commenced investment operations on May 7, 2014.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[4]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[5]	Annualized for periods less than one year.
[6]	The Institutional Class commenced investment operations on November 5, 2013.

See accompanying notes to the financial statements.

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FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund
	Class A
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]

Net asset value at beginning of period	$ 8.34	$ 7.29	$ 9.24	$ 9.66	$ 9.01	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[2]	0.06	0.03	0.06	0.08 [2]	0.08 [2]
Net realized and unrealized gain (loss)	1.35	1.05	(1.92)	(0.40)	0.64	(0.98)

Total from investment operations	1.34	1.11	(1.89)	(0.34)	0.72	(0.90)

Less distributions:

From net investment income	(0.07)	(0.06)	(0.06)	(0.08)	(0.06)	(0.09)
Tax return of capital	—	—	— [3]	—	(0.01)	—

Total distributions	(0.07)	(0.06)	(0.06)	(0.08)	(0.07)	(0.09)

Net asset value at end of period	$ 9.61	$ 8.34	$ 7.29	$ 9.24	$ 9.66	$ 9.01

Total return[4]	16.27%	15.36%	(20.52%)	(3.58%)	8.11%	(8.94%)

Portfolio turnover rate[5]	87%	119%	106%	130%	92%	95%

Net assets, end of period (in thousands)	$ 47	$ 36	$ 24	$ 30	$ 28	$ 1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.48%	2.96%	3.56%	3.62%	3.01%	4.40%
Total expenses after reimbursements	1.42%	1.42%	1.43%	1.45%	1.45%	1.45%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.37%)	(0.74%)	(1.82%)	(1.45%)	(0.70%)	(1.60%)
Net investment income (loss) after reimbursements	(0.31%)	0.80%	0.31%	0.72%	0.86%	1.35%

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund
	Class C
	Period Ended April 30, 2017 (Unaudited)	Period Ended August 9, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[7]

Net asset value at beginning of period	$ 8.86 [8]	$ 8.17	$10.46	$11.00	$10.32	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[2]	0.01	(0.04)	(0.01)	(0.03)[2]	(0.01)[2]
Net realized and unrealized gain (loss)	0.41	0.81	(2.19)	(0.45)	0.78	0.36

Total from investment operations	0.40	0.82	(2.23)	(0.46)	0.75	0.35

Less distributions:

From net investment income	—	(0.03)	(0.06)	(0.08)	(0.06)	(0.03)
Tax return of capital	—	—	— [3]	—	(0.01)	—

Total distributions	—	(0.03)	(0.06)	(0.08)	(0.07)	(0.03)

Net asset value at end of period	$ 9.26	$ 8.96 [9]	$ 8.17	$10.46	$11.00	$10.32

Total return[4]	3.92%	10.02%	(21.38%)	(4.24%)	7.58%	3.26%

Portfolio turnover rate[5]	87%	119%	106%	130%	92%	95%

Net assets, end of period (in thousands)	$ 1	$ 1	$ 1	$ 1	$ 1	$ 1

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	3.30%	3.86%	4.31%	4.34%	3.77%	5.40%
Total expenses after reimbursements	2.21%	2.22%	2.18%	2.20%	2.20%	2.20%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.81%)	(1.39%)	(2.57%)	(2.25%)	(1.81%)	(3.82%)
Net investment income (loss) after reimbursements	(0.72%)	0.25%	(0.44%)	(0.11%)	(0.24%)	(0.62%)

See accompanying notes to the financial statements.

ASHMORE FUNDS

FINANCIAL HIGHLIGHTS

Ashmore Emerging Markets Value Fund
	Institutional Class
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012

Net asset value at beginning of period	$ 8.05	$ 7.02	$ 8.88	$ 9.27	$ 8.62	$ 8.81

Income (loss) from investment operations:
Net investment income (loss)	— [2,10]	0.08	0.05	0.08	0.07 [2]	0.09 [2]
Net realized and unrealized gain (loss)	1.31	1.02	(1.85)	(0.39)	0.65	(0.17)

Total from investment operations	1.31	1.10	(1.80)	(0.31)	0.72	(0.08)

Less distributions:

From net investment income	(0.08)	(0.07)	(0.06)	(0.08)	(0.06)	(0.10)
Tax return of capital	—	—	— [3]	—	(0.01)	(0.01)

Total distributions	(0.08)	(0.07)	(0.06)	(0.08)	(0.07)	(0.11)

Net asset value at end of period	$ 9.28	$ 8.05	$ 7.02	$ 8.88	$ 9.27	$ 8.62

Total return[4]	16.44%	15.80%	(20.34%)	(3.40%)	8.48%	(0.87%)

Portfolio turnover rate[5]	87%	119%	106%	130%	92%	95%

Net assets, end of period (in thousands)	$11,037	$9,074	$ 7,601	$10,304	$9,825	$8,742

Ratios to average net assets:[6]
Total expenses to average net assets:
Total expenses before reimbursements	2.23%	2.71%	3.31%	3.37%	2.76%	4.09%
Total expenses after reimbursements	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss) to average net assets:
Net investment loss before reimbursements	(1.12%)	(0.46%)	(1.59%)	(1.28%)	(0.79%)	(1.84%)
Net investment income (loss) after reimbursements	(0.06%)	1.08%	0.55%	0.92%	0.80%	1.08%

[1]	Class A commenced investment operations on February 27, 2012.
[2]	Per share amounts are based on average number of shares outstanding during the period.
[3]	Amount is less than $0.005 per share.
[4]	Assumes investment at net asset value at the beginning of the period, reinvestment of all distributions at net asset value on distribution date, and a complete redemption of the investment at net asset value at the end of the period excluding the impact of sales charges. Total return is not annualized for periods less than one year.
[5]	The portfolio turnover rate is calculated by dividing the lesser of cost of purchases or proceeds from sales of long term portfolio securities by the monthly average of the value of the long term portfolio securities. Portfolio turnover is not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	Class C commenced investment operations on August 24, 2012.
[8]	Initial investment in Class C occurred on March 3, 2017. The beginning NAV for Class C is the end of day NAV for the Institutional Class on March 3, 2017.
[9]	There were no investors in Ashmore Emerging Markets Value Fund Class C at the year ended October 31, 2016. Net asset value shown represents net asset value prior to the final redemption.
[10]	Per share amounts from net investment loss were less than $(0.01) per share.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $1,421,272)
Angola (Rep of) 9.500%, 11/12/2025		1,514,000	$1,585,552	0.17
			1,585,552	0.17
Argentina (Cost $17,881,607)
Argentina (Rep of) 6.875%, 04/22/2021		2,159,000	2,361,946	0.26
Argentina (Rep of) 7.500%, 04/22/2026		2,945,000	3,226,247	0.36
Argentina (Rep of) 8.280%, 12/31/2033		2,021,539	2,245,995	0.25
Argentina (Rep of), FRN 2.500%, 12/31/2038		4,698,446	3,124,467	0.34
Argentina Bonar Bonds, FRN 21.927%, 03/11/2019	ARS	8,343,000	557,946	0.06
Argentina Bonar Bonds, FRN 23.306%, 03/01/2020	ARS	8,070,000	550,956	0.06
Argentina Bonar Bonds, FRN 21.379%, 04/03/2022	ARS	30,713,600	2,104,944	0.23
Argentine Bonos del Tesoro 22.750%, 03/05/2018	ARS	57,884,773	3,834,278	0.42
Argentine Bonos del Tesoro 21.200%, 09/19/2018	ARS	6,540,000	435,947	0.05
			18,442,726	2.03
Azerbaijan (Cost $9,982,617)
Azerbaijan (Rep of) 4.750%, 03/18/2024		320,000	325,806	0.04
Southern Gas Corridor CJSC 6.875%, 03/24/2026(2)		3,050,000	3,366,133	0.37
State Oil Co. of the Azerbaijan Republic 4.750%, 03/13/2023		6,150,000	6,090,763	0.67
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/2030		440,000	476,300	0.05
			10,259,002	1.13
Bahrain (Cost $804,416)
Bahrain (Rep of) 7.000%, 10/12/2028		790,000	820,739	0.09
			820,739	0.09
Belarus (Cost $9,519,615)
Belarus (Rep of) 8.950%, 01/26/2018		9,432,000	9,767,289	1.08
			9,767,289	1.08
Brazil (Cost $97,093,617)
Andrade Gutierrez International S.A. 4.000%, 04/30/2018		540,000	488,700	0.05
Banco Nacional de Desenvolvimento Economico e Social 6.500%, 06/10/2019		2,400,000	2,574,000	0.28
Brazil (Rep of) 4.875%, 01/22/2021		582,000	616,920	0.07
Brazil (Rep of) 2.625%, 01/05/2023		480,000	448,200	0.05
Brazil (Rep of) 8.875%, 04/15/2024		690,000	871,125	0.10
Brazil (Rep of) 4.250%, 01/07/2025		3,061,000	3,053,347	0.34
Brazil (Rep of) 6.000%, 04/07/2026		696,000	763,164	0.08
Brazil (Rep of) 8.250%, 01/20/2034		426,000	541,041	0.06
Brazil (Rep of) 7.125%, 01/20/2037		1,951,000	2,263,160	0.25
Brazil (Rep of) 5.625%, 01/07/2041		348,000	345,686	0.04
Brazil (Rep of) 5.000%, 01/27/2045		825,000	747,656	0.08
Brazil (Rep of) 5.625%, 02/21/2047		1,609,000	1,592,910	0.18
Brazil Letras do Tesouro Nacional 8.720%, 01/01/2020(3)	BRL	113,489,000	27,916,460	3.08
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	102,264,000	32,274,289	3.56
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	35,984,000	11,276,042	1.25
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2025	BRL	19,639,000	6,111,105	0.68
MARB BondCo PLC 7.000%, 03/15/2024(2)		300,000	303,360	0.03
Marfrig Holdings Europe B.V. 6.875%, 06/24/2019		1,305,000	1,355,177	0.15

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Brazil - (continued)
Petrobras Global Finance B.V. 5.375%, 01/27/2021		2,420,000	$2,486,187	0.27
Petrobras Global Finance B.V. 6.875%, 01/20/2040		2,765,000	2,640,575	0.29
Petrobras Global Finance B.V. 6.850%, 06/05/2115		315,000	280,508	0.03
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		1,434,762	1,407,860	0.16
QGOG Constellation S.A. 6.250%, 11/09/2019		3,640,000	2,639,000	0.29
			102,996,472	11.37
Chile (Cost $10,981,571)
Banco del Estado de Chile 4.125%, 10/07/2020		430,000	454,755	0.05
Banco del Estado de Chile 3.875%, 02/08/2022		360,000	373,635	0.04
Chile (Rep of) 3.125%, 01/21/2026		417,000	425,340	0.05
Corp. Nacional del Cobre de Chile 7.500%, 01/15/2019		240,000	262,089	0.03
Corp. Nacional del Cobre de Chile 3.750%, 11/04/2020		1,429,000	1,500,366	0.16
Corp. Nacional del Cobre de Chile 3.875%, 11/03/2021		470,000	493,462	0.05
Corp. Nacional del Cobre de Chile 4.250%, 07/17/2042		1,251,000	1,161,562	0.13
Corp. Nacional del Cobre de Chile 5.625%, 10/18/2043		1,182,000	1,319,934	0.15
Corp. Nacional del Cobre de Chile 4.875%, 11/04/2044		4,061,000	4,137,753	0.46
Empresa Nacional del Petroleo 3.750%, 08/05/2026		1,060,000	1,039,309	0.11
			11,168,205	1.23
China (Cost $12,277,118)
Amber Circle Funding Ltd. 3.250%, 12/04/2022		222,000	225,045	0.03
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(2)(4)(5)(6)		1,975,424	—	—
Kaisa Group Holdings Ltd. 7.560%, 06/30/2020(7)		190,951	187,718	0.02
Kaisa Group Holdings Ltd. 7.560%, 12/31/2020(7)		205,113	201,788	0.02
Kaisa Group Holdings Ltd. 7.560%, 06/30/2021(7)		43,180	42,803	0.01
MHP , 05/10/2024(2)(8)		400,000	404,752	0.04
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		7,152,000	7,545,660	0.83
Sinochem Overseas Capital Co. Ltd. 6.300%, 11/12/2040		1,460,000	1,823,841	0.20
			10,431,607	1.15
Colombia (Cost $29,751,029)
Colombia (Rep of) 7.375%, 03/18/2019		3,260,000	3,586,000	0.40
Colombia (Rep of) 11.750%, 02/25/2020		465,000	582,877	0.06
Colombia (Rep of) 4.000%, 02/26/2024		360,000	372,060	0.04
Colombia (Rep of) 8.125%, 05/21/2024		1,188,000	1,512,918	0.17
Colombia (Rep of) 3.875%, 04/25/2027		1,736,000	1,749,888	0.19
Colombia (Rep of) 7.375%, 09/18/2037		3,018,000	3,881,148	0.43
Colombia (Rep of) 6.125%, 01/18/2041		3,262,000	3,751,300	0.41
Colombia (Rep of) 5.625%, 02/26/2044		2,173,000	2,374,002	0.26
Colombia (Rep of) 5.000%, 06/15/2045		617,000	623,170	0.07
Colombian TES 11.000%, 07/24/2020	COP	4,039,500,000	1,580,752	0.17
Colombian TES 7.000%, 05/04/2022	COP	19,037,200,000	6,794,922	0.75
Colombian TES 10.000%, 07/24/2024	COP	2,659,000,000	1,105,989	0.12
Colombian TES 7.750%, 09/18/2030	COP	1,628,500,000	615,760	0.07
Colombian TES 7.000%, 06/30/2032	COP	3,749,300,000	1,312,631	0.15
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	1,416,000,000	369,209	0.04
			30,212,626	3.33
Costa Rica (Cost $5,705,118)
Costa Rica (Rep of) 4.250%, 01/26/2023		3,477,000	3,377,036	0.37
Costa Rica (Rep of) 4.375%, 04/30/2025		450,000	429,732	0.05
Costa Rica (Rep of) 5.625%, 04/30/2043		1,660,000	1,497,851	0.17
Instituto Costarricense de Electricidad 6.950%, 11/10/2021		200,000	212,728	0.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Costa Rica - (continued)
Instituto Costarricense de Electricidad 6.375%, 05/15/2043		390,000	$339,300	0.04
			5,856,647	0.65
Croatia (Cost $10,484,873)
Croatia (Rep of) 6.750%, 11/05/2019		2,340,000	2,548,494	0.28
Croatia (Rep of) 6.625%, 07/14/2020		3,545,000	3,902,613	0.43
Croatia (Rep of) 6.375%, 03/24/2021		1,089,000	1,204,510	0.13
Croatia (Rep of) 6.000%, 01/26/2024		2,770,000	3,083,564	0.34
			10,739,181	1.18
Czech Republic (Cost $2,189,403)
New World Resources N.V. 8.000%, 04/07/2020(5)(7)	EUR	1,855,042	—	—
New World Resources N.V. 4.000%, 10/07/2020(5)(7)	EUR	669,526	—	—
			—	—
Dominican Republic (Cost $16,077,964)
Dominican (Rep of) 7.500%, 05/06/2021		1,517,000	1,683,870	0.18
Dominican (Rep of) 6.600%, 01/28/2024		840,000	928,200	0.10
Dominican (Rep of) 5.875%, 04/18/2024		4,139,000	4,408,614	0.49
Dominican (Rep of) 5.500%, 01/27/2025		2,430,000	2,519,060	0.28
Dominican (Rep of) 6.875%, 01/29/2026		2,510,000	2,799,704	0.31
Dominican (Rep of) 7.450%, 04/30/2044		1,820,000	2,063,425	0.23
Dominican (Rep of) 6.850%, 01/27/2045		2,040,000	2,170,050	0.24
			16,572,923	1.83
Ecuador (Cost $40,421,551)
Ecuador (Rep of) 10.500%, 03/24/2020		17,560,000	18,789,200	2.07
Ecuador (Rep of) 10.750%, 03/28/2022		8,126,000	8,816,710	0.97
Ecuador (Rep of) 7.950%, 06/20/2024		5,538,000	5,288,790	0.59
Ecuador (Rep of) 9.650%, 12/13/2026		2,496,000	2,539,680	0.28
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 6.781%, 09/24/2019		8,492,632	8,509,617	0.94
			43,943,997	4.85
Egypt (Cost $6,321,560)
Egypt (Rep of) 6.125%, 01/31/2022(2)		980,000	1,018,955	0.11
Egypt (Rep of) 6.875%, 04/30/2040		230,000	218,270	0.03
Egypt (Rep of) 8.500%, 01/31/2047(2)		1,140,000	1,240,605	0.14
Egypt Treasury Bills 17.319%, 05/02/2017(3)	EGP	18,650,000	1,033,138	0.11
Egypt Treasury Bills 17.057%, 09/12/2017(3)	EGP	23,000,000	1,192,143	0.13
Egypt Treasury Bills 16.393%, 09/26/2017(3)	EGP	16,975,000	873,705	0.10
Egypt Treasury Bills 17.118%, 11/14/2017(3)	EGP	16,650,000	837,212	0.09
			6,414,028	0.71
El Salvador (Cost $3,590,259)
El Salvador (Rep of) 7.375%, 12/01/2019		990,000	994,950	0.11
El Salvador (Rep of) 5.875%, 01/30/2025		640,000	572,800	0.06
El Salvador (Rep of) 6.375%, 01/18/2027		270,000	240,975	0.03
El Salvador (Rep of) 8.625%, 02/28/2029(2)		580,000	585,800	0.06
El Salvador (Rep of) 8.250%, 04/10/2032		295,000	284,675	0.03
El Salvador (Rep of) 7.650%, 06/15/2035		150,000	136,500	0.02
El Salvador (Rep of) 7.625%, 02/01/2041		620,000	556,450	0.06
			3,372,150	0.37
Ethiopia (Cost $3,377,938)
Ethiopia (Rep of) 6.625%, 12/11/2024		3,580,000	3,538,830	0.39
			3,538,830	0.39
Gabon (Cost $2,806,902)
Gabon (Rep of) 6.375%, 12/12/2024		2,940,700	2,879,680	0.32
			2,879,680	0.32

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Georgia (Cost $3,257,853)
Georgia (Rep of) 6.875%, 04/12/2021		2,640,000	$2,917,200	0.32
Georgian Railway JSC 7.750%, 07/11/2022		340,000	373,718	0.04
			3,290,918	0.36
Ghana (Cost $879,408)
Ghana (Rep of) 9.250%, 09/15/2022		840,000	890,064	0.10
			890,064	0.10
Guatemala (Cost $1,383,610)
Guatemala (Rep of) 4.875%, 02/13/2028		1,357,000	1,407,915	0.16
			1,407,915	0.16
Hungary (Cost $16,502,187)
Hungary (Rep of) 6.250%, 01/29/2020		1,650,000	1,809,040	0.20
Hungary (Rep of) 5.375%, 02/21/2023		3,380,000	3,750,448	0.41
Hungary (Rep of) 5.750%, 11/22/2023		4,394,000	4,998,175	0.55
Hungary (Rep of) 5.375%, 03/25/2024		1,570,000	1,761,383	0.19
Hungary (Rep of) 5.500%, 06/24/2025	HUF	433,960,000	1,772,729	0.20
Hungary (Rep of) 7.625%, 03/29/2041		1,900,000	2,807,706	0.31
			16,899,481	1.86
India (Cost $11,858,438)
Export-Import Bank of India 4.000%, 08/07/2017		400,000	402,398	0.04
Export-Import Bank of India 4.000%, 01/14/2023		1,359,000	1,408,930	0.15
Export-Import Bank of India 3.375%, 08/05/2026		430,000	413,777	0.05
India (Rep of) 7.720%, 05/25/2025	INR	626,510,000	10,041,534	1.11
			12,266,639	1.35
Indonesia (Cost $46,616,951)
Indonesia (Rep of) 11.625%, 03/04/2019		2,078,000	2,443,344	0.27
Indonesia (Rep of) 11.500%, 09/15/2019	IDR	8,034,000,000	668,562	0.07
Indonesia (Rep of) 5.875%, 03/13/2020		844,000	921,104	0.10
Indonesia (Rep of) 4.875%, 05/05/2021		420,000	451,981	0.05
Indonesia (Rep of) 8.250%, 07/15/2021	IDR	40,533,000,000	3,205,385	0.35
Indonesia (Rep of) 7.000%, 05/15/2022	IDR	20,360,000,000	1,551,241	0.17
Indonesia (Rep of) 5.625%, 05/15/2023	IDR	8,359,000,000	588,390	0.06
Indonesia (Rep of) 4.125%, 01/15/2025		450,000	464,511	0.05
Indonesia (Rep of) 8.375%, 09/15/2026	IDR	60,957,000,000	4,984,795	0.55
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	57,523,000,000	4,313,487	0.48
Indonesia (Rep of) 8.750%, 05/15/2031	IDR	27,075,000,000	2,251,680	0.25
Indonesia (Rep of) 7.500%, 08/15/2032	IDR	2,600,000,000	196,415	0.02
Indonesia (Rep of) 6.625%, 05/15/2033	IDR	22,278,000,000	1,512,091	0.17
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	13,068,000,000	1,044,194	0.12
Indonesia (Rep of) 8.250%, 05/15/2036	IDR	31,458,000,000	2,492,550	0.27
Indonesia (Rep of) 6.625%, 02/17/2037		964,000	1,183,450	0.13
Indonesia (Rep of) 7.750%, 01/17/2038		770,000	1,058,557	0.12
Indonesia (Rep of) 5.250%, 01/17/2042		1,103,000	1,190,992	0.13
Indonesia (Rep of) 5.125%, 01/15/2045		1,701,000	1,809,796	0.20
Indonesia (Rep of) 5.950%, 01/08/2046		2,179,000	2,565,960	0.28
Indonesia (Rep of) 5.250%, 01/08/2047		1,557,000	1,677,885	0.18
Kaisa Group Holdings Ltd. 7.560%, 12/31/2021(7)		49,737	49,429	0.01
Majapahit Holding B.V. 8.000%, 08/07/2019		160,000	178,992	0.02
Majapahit Holding B.V. 7.750%, 01/20/2020		450,000	507,150	0.06
Pertamina Persero PT 6.000%, 05/03/2042		819,000	870,241	0.10
Perusahaan Listrik Negara PT 5.500%, 11/22/2021		4,740,000	5,172,762	0.57
Perusahaan Penerbit SBSN Indonesia III 6.125%, 03/15/2019		400,000	427,078	0.05

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Perusahaan Penerbit SBSN Indonesia III 4.325%, 05/28/2025		1,448,000	$1,497,031	0.17
Perusahaan Penerbit SBSN Indonesia III 4.550%, 03/29/2026		2,080,000	2,176,246	0.24
			47,455,299	5.24
Iraq (Cost $875,034)
Oilflow SPV 1 DAC 12.000%, 01/13/2022		850,000	892,422	0.10
			892,422	0.10
Ivory Coast (Cost $12,349,114)
Ivory Coast (Rep of) 5.375%, 07/23/2024		1,246,000	1,213,163	0.13
Ivory Coast (Rep of) 6.375%, 03/03/2028		306,000	307,615	0.04
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		11,319,980	10,855,861	1.20
			12,376,639	1.37
Jamaica (Cost $8,922,445)
Digicel Group Ltd. 8.250%, 09/30/2020		8,182,000	7,486,530	0.83
Digicel Group Ltd. 7.125%, 04/01/2022		1,320,000	1,107,480	0.12
Jamaica (Rep of) 7.875%, 07/28/2045		430,000	498,301	0.05
			9,092,311	1.00
Jordan (Cost $784,563)
Jordan (Rep of) 5.750%, 01/31/2027		830,000	819,891	0.09
			819,891	0.09
Kazakhstan (Cost $27,380,009)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		2,253,000	2,239,369	0.25
KazAgro National Management Holding JSC 4.625%, 05/24/2023		1,300,000	1,282,882	0.14
Kazakhstan (Rep of) 5.125%, 07/21/2025		5,424,000	5,919,537	0.65
Kazakhstan (Rep of) 4.875%, 10/14/2044		889,000	880,885	0.10
Kazakhstan (Rep of) 6.500%, 07/21/2045		1,273,000	1,513,775	0.17
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		3,651,000	3,847,409	0.42
Kazakhstan Temir Zholy National Co. JSC 6.375%, 10/06/2020		606,000	655,474	0.07
Kazkommertsbank JSC 8.500%, 05/11/2018		1,845,000	1,899,428	0.21
Kazkommertsbank JSC 5.500%, 12/21/2022		938,407	883,229	0.10
KazMunayGas National Co. JSC 9.125%, 07/02/2018		941,000	1,010,822	0.11
KazMunayGas National Co. JSC 7.000%, 05/05/2020		1,444,000	1,585,186	0.17
KazMunayGas National Co. JSC 6.375%, 04/09/2021		730,000	801,382	0.09
KazMunayGas National Co. JSC 5.750%, 04/30/2043		586,000	580,163	0.06
Zhaikmunai LLP 6.375%, 02/14/2019		2,940,000	2,867,964	0.32
Zhaikmunai LLP 7.125%, 11/13/2019		3,400,000	3,329,389	0.37
			29,296,894	3.23
Kenya (Cost $475,790)
Kenya (Rep of) 6.875%, 06/24/2024		500,000	506,350	0.06
			506,350	0.06
Kuwait (Cost $1,366,982)
Kuwait (Rep of) 2.750%, 03/20/2022(2)		1,370,000	1,382,330	0.15
			1,382,330	0.15
Lebanon (Cost $12,523,827)
Lebanon (Rep of) 5.150%, 11/12/2018		280,000	283,806	0.03
Lebanon (Rep of) 5.450%, 11/28/2019		680,000	692,417	0.08
Lebanon (Rep of) 6.375%, 03/09/2020		1,664,000	1,718,912	0.19
Lebanon (Rep of) 8.250%, 04/12/2021		972,000	1,077,326	0.12
Lebanon (Rep of) 6.100%, 10/04/2022		1,047,000	1,074,096	0.12
Lebanon (Rep of) 6.000%, 01/27/2023		3,000,000	3,066,570	0.34

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Lebanon - (continued)
Lebanon (Rep of) 6.200%, 02/26/2025		979,000	$975,994	0.11
Lebanon (Rep of) 6.600%, 11/27/2026		2,918,000	2,948,055	0.32
Lebanon (Rep of) 6.750%, 11/29/2027		857,000	866,410	0.09
			12,703,586	1.40
Malaysia (Cost $8,920,405)
Malaysia (Rep of) 4.240%, 02/07/2018	MYR	12,034,000	2,794,139	0.31
Malaysia (Rep of) 3.882%, 03/10/2022	MYR	2,246,000	521,640	0.06
Malaysia (Rep of) 3.418%, 08/15/2022	MYR	1,037,000	234,524	0.03
Malaysia (Rep of) 3.480%, 03/15/2023	MYR	146,000	32,889	—
Malaysia (Rep of) 4.181%, 07/15/2024	MYR	2,150,000	502,755	0.06
Malaysia (Rep of) 3.955%, 09/15/2025	MYR	50,000	11,407	—
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	125,000	29,236	—
Malaysia (Rep of) 3.900%, 11/30/2026	MYR	114,000	25,920	—
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	2,170,000	503,299	0.06
Malaysia (Rep of) 3.844%, 04/15/2033	MYR	193,000	41,687	—
Malaysia (Rep of) 4.254%, 05/31/2035	MYR	468,000	104,121	0.01
Petronas Capital Ltd. 5.250%, 08/12/2019		1,252,000	1,331,693	0.15
Petronas Capital Ltd. 7.875%, 05/22/2022		1,210,000	1,490,280	0.16
Wakala Global Sukuk Bhd. 4.646%, 07/06/2021		1,171,000	1,264,938	0.14
			8,888,528	0.98
Mexico (Cost $61,584,984)
Comision Federal de Electricidad 4.875%, 01/15/2024		1,453,000	1,505,671	0.17
Comision Federal de Electricidad 5.750%, 02/14/2042		570,000	567,863	0.06
Mexican Bonos 6.500%, 06/10/2021	MXN	440,890,000	22,959,935	2.53
Mexican Bonos 5.750%, 03/05/2026	MXN	88,700,000	4,279,924	0.47
Mexican Bonos 7.750%, 05/29/2031	MXN	46,450,000	2,532,768	0.28
Mexican Bonos 7.750%, 11/23/2034	MXN	79,010,000	4,287,510	0.47
Mexican Udibonos 4.000%, 06/13/2019(9)	MXN	26,530,000	8,247,300	0.91
Mexico (Rep of) 6.050%, 01/11/2040		302,000	349,867	0.04
Mexico (Rep of) 4.750%, 03/08/2044		1,026,000	1,012,149	0.11
Mexico (Rep of) 5.550%, 01/21/2045		477,000	524,700	0.06
Mexico (Rep of) 4.600%, 01/23/2046		4,120,000	3,986,100	0.44
Mexico (Rep of) 4.350%, 01/15/2047		907,000	841,243	0.09
Mexico (Rep of) 5.750%, 10/12/2110		388,000	394,790	0.04
Petroleos Mexicanos 6.000%, 03/05/2020		274,000	294,961	0.03
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	32,960,000	1,543,365	0.17
Petroleos Mexicanos 6.875%, 08/04/2026		2,795,000	3,123,413	0.35
Petroleos Mexicanos 6.500%, 06/02/2041		2,120,000	2,123,180	0.23
Petroleos Mexicanos 5.500%, 06/27/2044		258,000	226,395	0.03
Petroleos Mexicanos 5.625%, 01/23/2046		1,290,000	1,148,423	0.13
Petroleos Mexicanos 6.750%, 09/21/2047		2,271,000	2,308,017	0.26
			62,257,574	6.87
Mongolia (Cost $3,418,672)
Mongolian Mining Corp. 8.875%, 03/29/2017(4)(10)		4,400,000	2,816,000	0.31
			2,816,000	0.31
Morocco (Cost $5,268,311)
Morocco (Rep of) 4.250%, 12/11/2022		3,284,000	3,415,885	0.38
Morocco (Rep of) 5.500%, 12/11/2042		1,748,000	1,894,832	0.21
			5,310,717	0.59
Namibia (Cost $296,194)
Namibia (Rep of) 5.250%, 10/29/2025		330,000	334,125	0.04
			334,125	0.04
Nigeria (Cost $2,040,633)
Sea Trucks Group Ltd. 9.000%, 03/26/2018(2)(4)		1,700,125	646,047	0.07

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Nigeria - (continued)
Seven Energy Finance Ltd. 10.250%, (100% Cash), 10/11/2021(7)		930,781	$209,426	0.02
			855,473	0.09
Oman (Cost $2,135,478)
Oman (Rep of) 4.750%, 06/15/2026		1,394,000	1,401,558	0.15
Oman (Rep of) 6.500%, 03/08/2047(2)		760,000	818,668	0.09
			2,220,226	0.24
Pakistan (Cost $13,491,918)
Pakistan (Rep of) 6.875%, 06/01/2017		1,920,000	1,926,528	0.21
Pakistan (Rep of) 7.250%, 04/15/2019		4,746,000	5,021,268	0.55
Pakistan (Rep of) 8.250%, 04/15/2024		1,388,000	1,544,693	0.17
Pakistan (Rep of) 8.250%, 09/30/2025		1,500,000	1,684,082	0.19
Second Pakistan International Sukuk (The) Co. Ltd. 6.750%, 12/03/2019		1,890,000	2,002,266	0.22
Third Pakistan International Sukuk (The) Co. Ltd. 5.500%, 10/13/2021		1,583,000	1,634,235	0.18
			13,813,072	1.52
Panama (Cost $7,785,684)
Panama (Rep of) 4.000%, 09/22/2024		470,000	493,030	0.06
Panama (Rep of) 7.125%, 01/29/2026		1,706,000	2,166,620	0.24
Panama (Rep of) 8.875%, 09/30/2027		777,000	1,107,225	0.12
Panama (Rep of) 9.375%, 04/01/2029		251,000	372,735	0.04
Panama (Rep of) 6.700%, 01/26/2036		1,152,000	1,488,960	0.16
Panama (Rep of) 4.300%, 04/29/2053		2,340,000	2,304,900	0.26
			7,933,470	0.88
Paraguay (Cost $939,174)
Paraguay (Rep of) 4.625%, 01/25/2023		390,000	408,525	0.05
Paraguay (Rep of) 4.700%, 03/27/2027(2)		546,000	556,374	0.06
			964,899	0.11
Peru (Cost $19,358,607)
Fondo MIVIVIENDA S.A. 7.000%, 02/14/2024	PEN	5,140,000	1,624,200	0.18
Peru (Rep of) 5.700%, 08/12/2024	PEN	4,934,000	1,555,303	0.17
Peru (Rep of) 7.350%, 07/21/2025		4,000,000	5,216,000	0.57
Peru (Rep of) 8.200%, 08/12/2026	PEN	3,202,000	1,169,268	0.13
Peru (Rep of) 6.350%, 08/12/2028	PEN	4,752,000	1,516,245	0.17
Peru (Rep of) 6.950%, 08/12/2031	PEN	1,577,000	525,059	0.06
Peru (Rep of) 8.750%, 11/21/2033		2,050,000	3,136,500	0.35
Peru (Rep of) 5.625%, 11/18/2050		3,829,000	4,642,663	0.51
			19,385,238	2.14
Philippines (Cost $16,290,589)
Philippines (Rep of) 4.950%, 01/15/2021	PHP	11,000,000	225,658	0.02
Philippines (Rep of) 3.900%, 11/26/2022	PHP	35,000,000	683,328	0.07
Philippines (Rep of) 10.625%, 03/16/2025		517,000	790,232	0.09
Philippines (Rep of) 5.500%, 03/30/2026		500,000	593,626	0.07
Philippines (Rep of) 9.500%, 02/02/2030		1,815,000	2,882,334	0.32
Philippines (Rep of) 7.750%, 01/14/2031		2,410,000	3,443,367	0.38
Philippines (Rep of) 6.375%, 10/23/2034		2,706,000	3,609,339	0.40
Philippines (Rep of) 6.250%, 01/14/2036	PHP	15,000,000	333,233	0.04
Power Sector Assets & Liabilities Management Corp. 7.390%, 12/02/2024		2,697,000	3,458,304	0.38
			16,019,421	1.77
Poland (Cost $12,002,936)
Poland (Rep of) 5.000%, 03/23/2022		804,000	884,119	0.10

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Poland - (continued)
Poland (Rep of) 3.000%, 03/17/2023		295,000	$295,425	0.03
Poland (Rep of) 4.000%, 10/25/2023	PLN	8,908,000	2,421,271	0.27
Poland (Rep of) 3.250%, 07/25/2025	PLN	16,471,000	4,250,309	0.47
Poland (Rep of) 2.500%, 07/25/2026	PLN	16,629,000	4,010,645	0.44
			11,861,769	1.31
Romania (Cost $10,149,824)
Romania (Rep of) 6.750%, 02/07/2022		5,442,000	6,311,632	0.70
Romania (Rep of) 4.375%, 08/22/2023		3,460,000	3,661,358	0.40
Romania (Rep of) 6.125%, 01/22/2044		230,000	285,368	0.03
			10,258,358	1.13
Russian Federation (Cost $35,306,640)
CEDC Finance Corp. International, Inc. 10.000%, 12/31/2022(2)		1,071,532	1,025,992	0.11
Credit Bank of Moscow Via CBOM Finance PLC 5.875%, 11/07/2021		1,950,000	2,028,000	0.22
GTH Finance B.V. 6.250%, 04/26/2020		2,210,000	2,348,125	0.26
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 7.750%, 05/29/2018		1,048,000	1,106,768	0.12
Russian Federal Bond - OFZ 7.500%, 08/18/2021	RUB	455,486,000	7,960,987	0.88
Russian Federal Bond - OFZ 7.400%, 12/07/2022	RUB	64,752,000	1,124,768	0.12
Russian Federal Bond - OFZ 7.750%, 09/16/2026	RUB	376,377,000	6,680,795	0.74
Russian Federal Bond - OFZ 8.500%, 09/17/2031	RUB	133,287,000	2,493,486	0.28
Russian Railways via RZD Capital PLC 5.700%, 04/05/2022		4,162,000	4,466,633	0.49
Russian Standard Ltd. 13.000%, 10/27/2022(7)		736,256	390,363	0.04
SCF Capital Ltd. 5.375%, 06/16/2023		1,350,000	1,391,791	0.15
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		2,367,000	2,410,382	0.27
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		2,230,000	2,447,256	0.27
Vnesheconombank Via VEB Finance PLC 6.025%, 07/05/2022		430,000	461,089	0.05
Vnesheconombank Via VEB Finance PLC 5.942%, 11/21/2023		1,137,000	1,218,714	0.14
			37,555,149	4.14
Saudi Arabia (Cost $3,493,433)
KSA Sukuk Ltd. 2.894%, 04/20/2022(2)(6)		2,550,000	2,549,913	0.28
Saudi (Rep of) 4.500%, 10/26/2046		990,000	978,249	0.11
			3,528,162	0.39
Senegal (Cost $755,215)
Senegal (Rep of) 8.750%, 05/13/2021		699,000	799,621	0.09
			799,621	0.09
Serbia (Cost $3,375,553)
Serbia (Rep of) 5.875%, 12/03/2018		810,000	852,149	0.09
Serbia (Rep of) 4.875%, 02/25/2020		2,124,000	2,214,270	0.25
Serbia (Rep of) 7.250%, 09/28/2021		340,000	391,510	0.04
			3,457,929	0.38
South Africa (Cost $41,954,049)
Eskom Holdings SOC Ltd. 6.750%, 08/06/2023		1,704,000	1,751,204	0.19
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025		1,640,000	1,686,714	0.19
South Africa (Rep of) 5.500%, 03/09/2020		2,576,000	2,734,187	0.30
South Africa (Rep of) 5.875%, 05/30/2022		1,998,000	2,175,746	0.24

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
South Africa - (continued)
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	54,907,931	$4,040,928	0.45
South Africa (Rep of) 4.875%, 04/14/2026		1,330,000	1,340,784	0.15
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	10,360,270	865,299	0.09
South Africa (Rep of) 4.300%, 10/12/2028		4,473,000	4,218,683	0.46
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	47,052,052	3,225,502	0.36
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	82,380,000	5,135,889	0.57
South Africa (Rep of) 8.250%, 03/31/2032	ZAR	31,940,000	2,191,196	0.24
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	31,980,000	2,174,748	0.24
South Africa (Rep of) 8.750%, 01/31/2044	ZAR	51,658,810	3,530,217	0.39
South Africa (Rep of) 5.000%, 10/12/2046		1,340,000	1,267,131	0.14
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	78,897,800	5,371,161	0.59
			41,709,389	4.60
Sri Lanka (Cost $667,491)
Sri Lanka (Rep of) 6.825%, 07/18/2026		661,000	694,112	0.08
			694,112	0.08
Suriname (Cost $1,419,112)
Suriname (Rep of) 9.250%, 10/26/2026		1,437,000	1,451,370	0.16
			1,451,370	0.16
Thailand (Cost $4,921,230)
Thailand (Rep of) 1.250%, 03/12/2028(9)	THB	22,210,000	616,288	0.07
Thailand (Rep of) 3.400%, 06/17/2036	THB	44,987,000	1,312,472	0.14
Thailand (Rep of) 4.675%, 06/29/2044	THB	6,522,000	227,184	0.03
Turkey (Rep of) 3.000%, 02/23/2022(9)	TRY	4,331,940	1,887,580	0.21
			4,043,524	0.45
Turkey (Cost $28,467,301)
Turkey (Rep of) 6.750%, 04/03/2018		2,298,000	2,386,014	0.26
Turkey (Rep of) 7.000%, 03/11/2019		1,120,000	1,198,400	0.13
Turkey (Rep of) 7.500%, 11/07/2019		1,420,000	1,563,846	0.17
Turkey (Rep of) 9.400%, 07/08/2020	TRY	8,187,069	2,221,972	0.25
Turkey (Rep of) 10.700%, 02/17/2021	TRY	27,478,000	7,743,768	0.85
Turkey (Rep of) 5.625%, 03/30/2021		1,520,000	1,610,805	0.18
Turkey (Rep of) 6.250%, 09/26/2022		400,000	434,645	0.05
Turkey (Rep of) 5.750%, 03/22/2024		1,770,000	1,877,290	0.21
Turkey (Rep of) 7.375%, 02/05/2025		1,107,000	1,284,242	0.14
Turkey (Rep of) 10.600%, 02/11/2026	TRY	8,063,000	2,325,636	0.26
Turkey (Rep of) 6.000%, 03/25/2027		890,000	952,300	0.11
Turkey (Rep of) 6.750%, 05/30/2040		1,437,000	1,618,091	0.18
Turkey (Rep of) 6.000%, 01/14/2041		650,000	673,790	0.07
			25,890,799	2.86
Ukraine (Cost $15,527,118)
DTEK Finance PLC (46% PIK) 10.750%, 12/31/2024(7)		1,018,484	911,543	0.10
Ferrexpo Finance PLC 10.375%, 04/07/2019		1,182,000	1,235,427	0.14
Metinvest B.V. 9.373%, 12/31/2021(2)(7)		3,205,281	3,043,543	0.34
MHP S.A. 8.250%, 04/02/2020		3,540,000	3,681,600	0.41
Oschadbank Via SSB #1 PLC, FRN 9.625%, 03/20/2025		490,000	489,486	0.05
Ukraine (Rep of) 7.750%, 09/01/2020		480,000	483,619	0.05
Ukraine (Rep of) 7.750%, 09/01/2021		119,000	118,633	0.01
Ukraine (Rep of) 7.750%, 09/01/2022		642,000	626,136	0.07
Ukraine (Rep of) 7.750%, 09/01/2023		322,000	310,955	0.03
Ukraine (Rep of) 7.750%, 09/01/2024		278,000	264,561	0.03
Ukraine (Rep of) 7.750%, 09/01/2025		628,000	595,658	0.07
Ukraine (Rep of) 7.750%, 09/01/2026		1,316,000	1,232,039	0.14
Ukraine (Rep of) 7.750%, 09/01/2027		1,186,000	1,111,875	0.12
Ukreximbank Via Biz Finance PLC 9.750%, 01/22/2025		1,580,000	1,576,050	0.17

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Ukraine - (continued)
UkrLandFarming PLC 10.875%, 03/26/2018		1,012,816	$273,663	0.03
			15,954,788	1.76
United Arab Emirates (Cost $2,124,382)
Emirate of Dubai (Rep of) 7.750%, 10/05/2020		1,569,000	1,822,092	0.20
Emirate of Dubai (Rep of) 5.250%, 01/30/2043		310,000	309,882	0.04
			2,131,974	0.24
Uruguay (Cost $7,992,713)
Uruguay (Rep of) 4.500%, 08/14/2024		1,544,374	1,654,797	0.18
Uruguay (Rep of) 7.875%, 01/15/2033		2,446,000	3,243,151	0.36
Uruguay (Rep of) 7.625%, 03/21/2036		1,174,000	1,545,277	0.17
Uruguay (Rep of) 4.125%, 11/20/2045		654,235	586,522	0.07
Uruguay (Rep of) 5.100%, 06/18/2050		936,000	931,320	0.10
			7,961,067	0.88
Venezuela (Cost $58,095,917)
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		657,800	596,954	0.07
Petroleos de Venezuela S.A. 8.500%, 10/27/2020		38,607,000	30,248,585	3.34
Petroleos de Venezuela S.A. 9.000%, 11/17/2021		2,819,076	1,484,807	0.16
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		295,000	183,608	0.02
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		480,000	183,120	0.02
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		3,353,147	1,602,804	0.18
Venezuela (Rep of) 7.750%, 10/13/2019		1,260,000	758,142	0.08
Venezuela (Rep of) 6.000%, 12/09/2020		953,000	492,415	0.05
Venezuela (Rep of) 12.750%, 08/23/2022		2,406,000	1,480,412	0.16
Venezuela (Rep of) 9.000%, 05/07/2023		1,160,000	577,332	0.06
Venezuela (Rep of) 8.250%, 10/13/2024		6,050,000	2,874,355	0.32
Venezuela (Rep of) 7.650%, 04/21/2025		752,000	347,198	0.04
Venezuela (Rep of) 11.750%, 10/21/2026		13,016,400	7,532,591	0.83
Venezuela (Rep of) 9.250%, 09/15/2027		1,860,000	992,868	0.11
Venezuela (Rep of) 9.250%, 05/07/2028		3,523,000	1,679,414	0.19
Venezuela (Rep of) 11.950%, 08/05/2031		16,759,700	9,678,727	1.07
			60,713,332	6.70
Vietnam (Cost $4,567,787)
Vietnam (Rep of) 6.750%, 01/29/2020		3,761,000	4,108,787	0.45
Vietnam (Rep of) 4.800%, 11/19/2024		482,000	494,812	0.06
			4,603,599	0.51
Zambia (Cost $5,190,424)
Zambia (Rep of) 8.500%, 04/14/2024		540,000	567,108	0.06
Zambia (Rep of) 8.970%, 07/30/2027		5,120,000	5,466,624	0.61
			6,033,732	0.67
Total Debt Securities (Cost $803,406,415)			817,729,810	90.24

Bank Loans

China (Cost $281,761)
Far East Energy Bermuda Ltd. 10.000%, 03/29/2016(5)(10)		638,734	—	—
Far East Energy Bermuda Ltd. 25.000%, 03/29/2016(5)		281,761	—	—
			—	—
United Arab Emirates (Cost $10,208,447)
DP World Ltd. 3.750%, 09/30/2022		7,116,033	6,226,529	0.69
DP World Ltd. 4.750%, 09/30/2022		5,484,739	4,799,147	0.53
			11,025,676	1.22
Total Bank Loans (Cost $10,490,208)			11,025,676	1.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities

Mexico (Cost $13,827)
Corp. GEO S.A.B. de C.V., Series B*	MXN	36,793	$5,082	—

Total Equity Securities (Cost $13,827)			5,082	—

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $27,482)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92*(2)(5)(6)		1,308,684	$—	—

Mexico (Cost $—)
Corp. GEO S.A.B. de C.V., Exp. 07/31/2022, Strike Price $9.75*(5)	MXN	63,823	—	—

Total Warrants (Cost $27,482)			—	—

Total Investments in Securities (Cost $813,937,932)			828,760,568	91.46

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $4,273,472)
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2024	IDR	5,702,000,000	$460,399	0.05
Indonesia (Rep of), Issued by ANZ Banking Corp., 8.375%, 03/15/2034	IDR	262,000,000	20,935	—
Indonesia (Rep of), Issued by Standard Chartered, 12.800%, 06/15/2021	IDR	1,840,000,000	167,736	0.02
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2024	IDR	6,958,000,000	561,813	0.06
Indonesia (Rep of), Issued by Standard Chartered, 11.000%, 09/15/2025	IDR	3,602,000,000	336,014	0.04
Indonesia (Rep of), Issued by Standard Chartered, 7.000%, 05/15/2027	IDR	2,613,000,000	195,941	0.02
Indonesia (Rep of), Issued by Standard Chartered, 9.000%, 03/15/2029	IDR	11,300,000,000	953,498	0.11
Indonesia (Rep of), Issued by Standard Chartered, 10.500%, 08/15/2030	IDR	8,356,000,000	782,950	0.09

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of), Issued by Standard Chartered, 8.375%, 03/15/2034	IDR	2,727,000,000	$217,900	0.02
			3,697,186	0.41
Total Fully Funded Total Return Swaps (Cost $4,273,472)			3,697,186	0.41

Total Investments (Total Cost $818,211,404)			832,457,754	91.87

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			73,704,681	8.13

Net Assets			$906,162,435	100.00

*	Non-income producing security.
(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Zero coupon bond - interest rate reflects effective yield on the date of purchase.
(4)	Issuer has defaulted on terms of debt obligation.
(5)	Security has been deemed worthless and is a Level 3 investment.
(6)	Restricted security that has been deemed illiquid. At April 30, 2017, the value of these restricted illiquid securities amounted to $2,549,913 or 0.3% of net assets. Additional information on each restricted illiquid security is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
Far East Energy Bermuda Ltd., 13.000%, 01/15/2016	01/14/2013-07/20/2015	$1,953,742
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92	01/14/2013	27,482
KSA Sukuk Ltd. 2.894%, 04/20/2022	04/12/2017	2,550,000

(7)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(8)	When issued security.
(9)	Inflation-indexed bonds are shown at original par and stated coupon rate.
(10)	Maturity has been extended under the terms of a plan of reorganization.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, the Ashmore Emerging Markets Total Return Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/03/2017	Deutsche Bank	Brazilian Real	4,861,497	United States Dollar	1,545,000	$(14,618)
05/03/2017	Deutsche Bank	Brazilian Real	8,566,805	United States Dollar	2,727,500	(30,700)
05/03/2017	Merrill Lynch	Brazilian Real	8,714,363	United States Dollar	2,727,500	15,751
05/03/2017	Merrill Lynch	Brazilian Real	23,932,126	United States Dollar	7,601,240	(67,492)
05/03/2017	Credit Suisse	United States Dollar	5,180,210	Brazilian Real	16,385,005	22,268
05/03/2017	HSBC Bank	United States Dollar	4,435,358	Brazilian Real	13,869,364	69,331
05/03/2017	Merrill Lynch	United States Dollar	5,001,714	Brazilian Real	15,820,421	21,501
05/09/2017	HSBC Bank	United States Dollar	254,625	Egyptian Pound	4,680,008	(4,080)
05/11/2017	HSBC Bank	Chinese Offshore Yuan	22,461,415	United States Dollar	3,350,000	(97,072)
05/11/2017	HSBC Bank	Chinese Offshore Yuan	19,835,766	United States Dollar	2,971,205	(98,531)
05/11/2017	HSBC Bank	United States Dollar	5,447,000	Chinese Offshore Yuan	36,454,048	167,617
05/11/2017	UBS	United States Dollar	872,000	Chinese Offshore Yuan	5,843,133	25,780
05/15/2017	HSBC Bank	United States Dollar	297,766	Egyptian Pound	5,431,258	(2,022)
05/15/2017	HSBC Bank	United States Dollar	278,373	Egyptian Pound	5,102,578	(3,273)
05/23/2017	Deutsche Bank	Egyptian Pound	3,345,548	United States Dollar	198,770	(14,472)
05/30/2017	Deutsche Bank	Egyptian Pound	2,091,341	United States Dollar	125,230	(10,223)
05/31/2017	BNP Paribas	Czech Koruna	146,045,917	United States Dollar	5,812,773	124,280
05/31/2017	Deutsche Bank	Czech Koruna	31,137,520	United States Dollar	1,265,000	801
05/31/2017	Merrill Lynch	Czech Koruna	75,965,120	United States Dollar	3,080,000	8,131
05/31/2017	BNP Paribas	Euro	10,345,478	United States Dollar	11,166,578	121,128
05/31/2017	HSBC Bank	Hungarian Forint	1,800,770,799	United States Dollar	6,139,898	130,087
05/31/2017	BNP Paribas	Indian Rupee	251,846,369	United States Dollar	3,879,483	24,114
05/31/2017	HSBC Bank	Indian Rupee	25,040,100	United States Dollar	380,000	8,119
05/31/2017	HSBC Bank	Indian Rupee	33,454,400	United States Dollar	515,000	3,540
05/31/2017	Morgan Stanley	Indian Rupee	715,000,000	United States Dollar	10,565,982	516,458
05/31/2017	Standard Chartered	Indian Rupee	29,488,455	United States Dollar	459,000	(1,931)
05/31/2017	HSBC Bank	Indonesian Rupiah	2,279,571,441	United States Dollar	169,763	724
05/31/2017	ANZ	Korean Won	1,228,754,250	United States Dollar	1,095,000	(14,624)
05/31/2017	BNP Paribas	Korean Won	1,273,125,500	United States Dollar	1,145,000	(25,611)
05/31/2017	BNP Paribas	Korean Won	4,766,817,056	United States Dollar	4,245,095	(53,895)
05/31/2017	BNP Paribas	Korean Won	17,788,603,098	United States Dollar	15,851,262	(210,721)
05/31/2017	Morgan Stanley	Korean Won	743,095,000	United States Dollar	662,000	(8,637)
05/31/2017	ANZ	Philippine Peso	100,644,988	United States Dollar	1,985,108	15,038
05/31/2017	Merrill Lynch	Philippine Peso	19,380,900	United States Dollar	385,000	162
05/31/2017	Merrill Lynch	Polish Zloty	29,356,813	United States Dollar	7,217,631	347,178
05/31/2017	Merrill Lynch	Polish Zloty	6,737,936	United States Dollar	1,654,090	82,175
05/31/2017	Standard Chartered	Romanian Leu	8,436,641	United States Dollar	1,984,485	41,560
05/31/2017	Citibank	Russian Ruble	832,026,181	United States Dollar	14,070,944	438,124
05/31/2017	HSBC Bank	Russian Ruble	123,457,433	United States Dollar	2,139,365	13,514
05/31/2017	Merrill Lynch	Russian Ruble	21,144,517	United States Dollar	372,000	(3,277)
05/31/2017	ANZ	Singapore Dollar	5,004,900	United States Dollar	3,563,602	19,885
05/31/2017	Barclays	Singapore Dollar	1,391,116	United States Dollar	985,000	11,033
05/31/2017	BNP Paribas	Singapore Dollar	1,072,649	United States Dollar	770,000	(1,988)
05/31/2017	Goldman Sachs	Singapore Dollar	601,957	United States Dollar	430,000	998
05/31/2017	BNP Paribas	South African Rand	9,419,825	United States Dollar	715,993	(15,224)
05/31/2017	ANZ	Taiwan Dollar	12,607,700	United States Dollar	415,000	2,874
05/31/2017	ANZ	Taiwan Dollar	20,273,625	United States Dollar	675,000	(3,044)
05/31/2017	ANZ	Taiwan Dollar	12,980,940	United States Dollar	434,000	(3,755)
05/31/2017	HSBC Bank	Taiwan Dollar	365,570,345	United States Dollar	11,964,338	152,243
05/31/2017	Barclays	Thai Baht	103,253,356	United States Dollar	2,925,024	59,394
05/31/2017	Morgan Stanley	Thai Baht	24,262,000	United States Dollar	700,000	1,265
05/31/2017	Standard Chartered	Thai Baht	341,722,000	United States Dollar	9,669,553	207,524
05/31/2017	UBS	Thai Baht	311,330,000	United States Dollar	8,818,922	179,709
05/31/2017	Citibank	Turkish Lira	2,948,592	United States Dollar	800,000	22,574
05/31/2017	Standard Chartered	Turkish Lira	37,796,956	United States Dollar	10,277,000	267,288
05/31/2017	Merrill Lynch	United States Dollar	10,915,856	Euro	10,345,478	(371,851)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/31/2017	Deutsche Bank	United States Dollar	169,108	Indonesian Rupiah	2,279,571,441	$(1,379)
05/31/2017	HSBC Bank	United States Dollar	886,709	Russian Ruble	50,315,428	9,297
05/31/2017	Merrill Lynch	United States Dollar	1,185,000	Russian Ruble	69,293,231	(23,352)
05/31/2017	Morgan Stanley	United States Dollar	882,278	Russian Ruble	50,056,931	9,374
05/31/2017	HSBC Bank	United States Dollar	6,137,000	Singapore Dollar	8,677,718	(76,208)
05/31/2017	Citibank	United States Dollar	2,088,588	South African Rand	27,617,829	34,012
05/31/2017	Citibank	United States Dollar	389,593	South African Rand	5,150,187	6,454
05/31/2017	BNP Paribas	United States Dollar	28,475	Turkish Lira	104,528	(686)
05/31/2017	HSBC Bank	United States Dollar	267,543	Turkish Lira	969,493	(2,918)
06/02/2017	Credit Suisse	Brazilian Real	16,385,005	United States Dollar	5,139,910	(23,090)
06/02/2017	Deutsche Bank	Brazilian Real	1,395,915	United States Dollar	435,000	926
06/02/2017	HSBC Bank	Brazilian Real	13,869,364	United States Dollar	4,401,366	(70,147)
06/02/2017	Merrill Lynch	Brazilian Real	15,820,421	United States Dollar	4,962,569	(22,060)
06/02/2017	Morgan Stanley	Brazilian Real	6,934,616	United States Dollar	2,177,000	(11,411)
06/02/2017	Deutsche Bank	United States Dollar	2,687,559	Brazilian Real	8,484,622	37,923
06/02/2017	Morgan Stanley	United States Dollar	1,668,075	Brazilian Real	5,344,846	(1,050)
06/30/2017	Deutsche Bank	Argentine Peso	23,928,524	United States Dollar	1,505,412	3,048
06/30/2017	ANZ	Chinese Yuan Renminbi	135,008,268	United States Dollar	19,369,909	80,513
06/30/2017	ANZ	Chinese Yuan Renminbi	5,766,259	United States Dollar	830,000	736
06/30/2017	ANZ	Chinese Yuan Renminbi	7,996,065	United States Dollar	1,155,000	(3,020)
06/30/2017	Citibank	Chinese Yuan Renminbi	2,532,903	United States Dollar	366,000	(1,089)
06/30/2017	HSBC Bank	Chinese Yuan Renminbi	1,981,890	United States Dollar	285,000	528
06/30/2017	JP Morgan	Hungarian Forint	1,699,820,289	United States Dollar	5,988,446	(63,761)
06/30/2017	BNP Paribas	Polish Zloty	34,630,336	United States Dollar	8,849,847	72,640
06/30/2017	BNP Paribas	Romanian Leu	7,628,141	United States Dollar	1,802,917	30,368
06/30/2017	Deutsche Bank	Romanian Leu	1,410,957	United States Dollar	335,000	4,098
06/30/2017	JP Morgan	Thai Baht	88,364,513	United States Dollar	2,569,483	(15,919)
06/30/2017	Merrill Lynch	Turkish Lira	8,990,965	United States Dollar	2,461,019	25,182
06/30/2017	BNP Paribas	United States Dollar	1,491,487	Polish Zloty	5,959,183	(43,893)
06/30/2017	Standard Chartered	United States Dollar	457,107	Polish Zloty	1,775,366	(315)
07/31/2017	BNP Paribas	Argentine Peso	23,928,524	United States Dollar	1,477,754	7,462
07/31/2017	Credit Suisse	Chilean Peso	570,456,000	United States Dollar	855,000	506
07/31/2017	BNP Paribas	Chilean Peso	3,657,013,755	United States Dollar	5,604,189	(148,620)
07/31/2017	Credit Suisse	Colombian Peso	22,294,195,921	United States Dollar	7,687,124	(210,185)
07/31/2017	Credit Suisse	Hungarian Forint	135,918,765	United States Dollar	477,000	(2,735)
07/31/2017	Deutsche Bank	Hungarian Forint	420,611,944	United States Dollar	1,471,788	(4,136)
07/31/2017	ANZ	Indonesian Rupiah	20,723,780,000	United States Dollar	1,540,000	(845)
07/31/2017	BNP Paribas	Indonesian Rupiah	18,902,305,000	United States Dollar	1,406,275	(2,401)
07/31/2017	Morgan Stanley	Indonesian Rupiah	11,667,120,000	United States Dollar	865,000	1,517
07/31/2017	BNP Paribas	Israeli Shekel	10,759,604	United States Dollar	2,957,501	22,709
07/31/2017	HSBC Bank	Israeli Shekel	1,302,690	United States Dollar	358,034	2,786
07/31/2017	Deutsche Bank	Mexican Peso	15,266,385	United States Dollar	795,000	9,436
07/31/2017	HSBC Bank	Mexican Peso	19,646,389	United States Dollar	1,024,000	3,763
07/31/2017	Standard Chartered	Mexican Peso	148,510,765	United States Dollar	7,682,916	86,139
07/31/2017	BNP Paribas	Peruvian Nuevo Sol	16,059,798	United States Dollar	4,909,451	(4,749)
07/31/2017	Standard Chartered	Peruvian Nuevo Sol	1,686,625	United States Dollar	515,000	100
07/31/2017	HSBC Bank	Polish Zloty	20,274,153	United States Dollar	5,220,689	2,015
07/31/2017	Merrill Lynch	Polish Zloty	4,330,778	United States Dollar	1,117,000	(1,374)
07/31/2017	BNP Paribas	Romanian Leu	15,546,695	United States Dollar	3,736,647	2,353
07/31/2017	Deutsche Bank	Romanian Leu	1,158,300	United States Dollar	279,000	(427)
07/31/2017	HSBC Bank	Russian Ruble	49,862,800	United States Dollar	860,000	(2,056)
07/31/2017	Standard Chartered	South African Rand	2,603,445	United States Dollar	195,400	(3,663)
07/31/2017	Citibank	Turkish Lira	2,452,089	United States Dollar	665,000	7,155
07/31/2017	BNP Paribas	United States Dollar	705,000	Hungarian Forint	200,826,300	4,252
07/31/2017	ANZ	United States Dollar	168,358	Indonesian Rupiah	2,279,571,441	(945)
07/31/2017	Merrill Lynch	United States Dollar	421,000	Israeli Shekel	1,525,683	(1,586)
07/31/2017	Citibank	United States Dollar	8,335,829	Mexican Peso	159,289,347	2,913
07/31/2017	Merrill Lynch	United States Dollar	870,952	Mexican Peso	16,819,747	(8,940)
07/31/2017	Credit Suisse	United States Dollar	775,000	Polish Zloty	3,010,643	(554)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
09/08/2017	Citibank	Czech Koruna	12,875,952	Euro	480,000	$378
09/08/2017	JP Morgan	Czech Koruna	14,716,939	Euro	549,406	(419)
09/08/2017	Merrill Lynch	Czech Koruna	202,004,140	Euro	7,540,000	(4,523)
09/08/2017	Merrill Lynch	Czech Koruna	29,294,632	Euro	1,098,435	(6,124)
09/08/2017	JP Morgan	Euro	760,000	Czech Koruna	20,410,554	(1,566)
10/03/2017	Deutsche Bank	United States Dollar	3,211,000	Brazilian Real	11,421,527	(268,355)
10/03/2017	Deutsche Bank	United States Dollar	6,024,000	Brazilian Real	21,454,476	(511,706)
10/03/2017	Goldman Sachs	United States Dollar	9,235,000	Brazilian Real	32,811,955	(760,551)
01/03/2018	Santander	United States Dollar	18,440,000	Brazilian Real	65,840,020	(1,291,852)
01/05/2018	HSBC Bank	Czech Koruna	19,207,366	Euro	722,000	(4,473)
01/05/2018	BNP Paribas	Czech Koruna	42,252,305	United States Dollar	1,710,000	34,635
01/05/2018	BNP Paribas	Czech Koruna	39,240,093	United States Dollar	1,587,061	33,197
01/05/2018	Citibank	Czech Koruna	54,335,102	United States Dollar	2,201,495	42,050
01/05/2018	Standard Chartered	Czech Koruna	39,240,093	United States Dollar	1,589,279	30,980
01/05/2018	BNP Paribas	United States Dollar	6,088,759	Euro	5,658,435	(161,869)
01/05/2018	Standard Chartered	United States Dollar	1,005,151	Euro	910,000	(86)

Total						$(1,090,466)

At April 30, 2017, the Ashmore Emerging Markets Total Return Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gain/ (Loss)	Counterparty

Brazil CETIP Interbank Deposit Rate	15.715%	BRL	8,509,458	01/04/2021	$730,697	HSBC Bank

Brazil CETIP Interbank Deposit Rate	12.340%	BRL	6,629,467	01/04/2021	170,479	HSBC Bank

Brazil CETIP Interbank Deposit Rate	10.495%	BRL	47,015,105	01/02/2020	238,216	BNP Paribas

Brazil CETIP Interbank Deposit Rate	10.518%	BRL	20,532,407	01/04/2021	108,614	HSBC Bank

MYR-KLIBOR-BNM 3 Month	3.555%	MYR	28,198,000	03/18/2018	2,781	HSBC Bank

MYR-KLIBOR-BNM 3 Month	3.560%	MYR	24,122,000	03/22/2018	2,645	HSBC Bank

					$1,253,432

At April 30, 2017, the Ashmore Emerging Markets Total Return Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Variation Margin Receivable (Payable)	Counterparty
MXN-TIIE-BANXICO
28 Day Rate	8.100%	MXN	58,500,000	01/04/2027	$137,232	HSBC Bank
MXN-TIIE-BANXICO
28 Day Rate	7.953%	MXN	54,300,000	03/22/2027	(96,701)	HSBC Bank
MXN-TIIE-BANXICO
28 Day Rate	7.190%	MXN	96,000,000	04/01/2022	(16,351)	HSBC Bank
US 3 Month LIBOR	2.217%	USD	3,880,000	11/28/2026	(24,765)	HSBC Bank
US 3 Month LIBOR	2.130%	USD	4,300,000	11/16/2026	5,238	BNP Paribas

					$ 4,653

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Total Return Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$164,872,925	$—	$164,872,925
Financial Certificates	—	11,551,707	—	11,551,707
Government Agencies	—	24,003,741	—	24,003,741
Government Bonds	—	604,728,177	—	604,728,177
Index Linked Government Bonds	—	10,751,168	—	10,751,168
Municipal Bonds	—	1,822,092	—	1,822,092

Total Debt Securities	—	817,729,810	—	817,729,810
Bank Loans	—	—	11,025,676	11,025,676
Common Stock	5,082	—	—	5,082
Warrants	—	—	—	—
Fully Funded Total Return Swaps	—	3,697,186	—	3,697,186
Total Investments	$5,082	$821,426,996	$11,025,676	$832,457,754

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange Contracts	$—	$3,731,613	$—	$3,731,613
Interest Rate Swap Contracts	—	1,253,432	—	1,253,432
Centrally Cleared Swap Contracts	—	142,470	—	142,470
Liabilities:
Forward Foreign Currency Exchange Contracts	—	(4,822,079)	—	(4,822,079)
Centrally Cleared Swap Contracts	—	(137,817)	—	(137,817)
Total Other Financial Instruments	$—	$167,619	$—	$167,619

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2017:

Category and Subcategory	Beginning Balance at 10/31/2016	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 4/30/2017	Change in Unrealized Appreciation (Depreciation) from Investments still held at 4/30/2017
Investments, at value
Corporate Bonds
China	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Czech Republic	—	—	—	—	—	—	—	—	—	—
Russian Federation	—	—	—	—	—	—	—	—	—	—
Bank Loans
China	—	—	—	—	—	—	—	—	—	—
United Arab Emirates	9,954,647	165,272	972,767	(403,397)	87,719	248,668	—	—	11,025,676	248,668
Total	$9,954,647	$165,272	$972,767	$(403,397)	$87,719	$248,668	$—	$—	$11,025,676	$248,668

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2017.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/2017	Valuation Technique	Unobservable Input
Bank Loans	$11,025,676	Broker quote	Inputs to broker model

The following is a summary of the fair values of the Fund’s derivative instruments†:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2017:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Swaps

Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$1,253,432
Variation Margin Receivable on Centrally Cleared Swap Contracts	—	142,470
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	3,731,613	—
	$3,731,613	$1,395,902

Liabilities:
Variation Margin Payable on Centrally Cleared Swap Contracts	$—	$(137,817)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(4,822,079)	—
	$(4,822,079)	$(137,817)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2017:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Swaps
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(1,002,369)	$—
Net Realized Loss on Purchased Options	(31,635)	—
Net Realized Gain on Interest Rate Swap Contracts	—	3,149,367

	$(1,034,004)	$3,149,367

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$2,794,933	$—
Net Change in Unrealized Depreciation on Interest Rate and Centrally Cleared Swap Contracts	—	(943,314)

	$2,794,933	$(943,314)

†	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2017, for US federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$824,799,789
Gross tax appreciation of investments	24,907,129
Gross tax depreciation of investments	(17,249,164)
Net tax appreciation of investments	$7,657,965

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $220,320)
Argentina (Rep of) 7.500%, 04/22/2026		150,000	$164,325	2.32
Argentina (Rep of) 8.280%, 12/31/2033		22,232	24,734	0.35
Argentina (Rep of), FRN 2.500%, 12/31/2038		57,232	38,059	0.54
			227,118	3.21
Azerbaijan (Cost $182,715)
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/2030		200,000	216,500	3.06
			216,500	3.06
Belarus (Cost $124,741)
Belarus (Rep of) 8.950%, 01/26/2018		130,000	134,621	1.90
			134,621	1.90
Brazil (Cost $293,531)
Brazil (Rep of) 4.875%, 01/22/2021		50,000	53,000	0.75
Brazil (Rep of) 8.875%, 04/15/2024		20,000	25,250	0.36
Brazil (Rep of) 4.250%, 01/07/2025		56,000	55,860	0.79
Brazil (Rep of) 8.250%, 01/20/2034		19,000	24,131	0.34
Brazil (Rep of) 7.125%, 01/20/2037		32,000	37,120	0.52
Petrobras Global Finance B.V. 6.875%, 01/20/2040		65,000	62,075	0.88
Petrobras Global Finance B.V. 6.850%, 06/05/2115		14,000	12,467	0.18
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		41,300	40,526	0.57
			310,429	4.39
Chile (Cost $106,552)
Banco del Estado de Chile 4.125%, 10/07/2020		100,000	105,757	1.49
			105,757	1.49
China (Cost $107,601)
Kaisa Group Holdings Ltd. 7.560%, 12/31/2020(2)		1,238	1,218	0.02
Kaisa Group Holdings Ltd. 7.560%, 06/30/2021(2)		1,228	1,217	0.01
Kaisa Group Holdings Ltd. 7.560%, 12/31/2021(2)		1,308	1,300	0.02
Sinochem Overseas Capital Co. Ltd. 4.500%, 11/12/2020		100,000	105,504	1.49
			109,239	1.54
Colombia (Cost $235,316)
Colombia (Rep of) 11.750%, 02/25/2020		55,000	68,942	0.97
Colombia (Rep of) 8.125%, 05/21/2024		30,000	38,205	0.54
Colombia (Rep of) 6.125%, 01/18/2041		100,000	115,000	1.63
Ecopetrol S.A. 7.625%, 07/23/2019		10,000	11,122	0.16
			233,269	3.30
Costa Rica (Cost $58,593)
Costa Rica (Rep of) 4.375%, 04/30/2025		60,000	57,298	0.81
			57,298	0.81
Croatia (Cost $128,696)
Croatia (Rep of) 6.625%, 07/14/2020		120,000	132,105	1.87
			132,105	1.87
Dominican Republic (Cost $274,547)
Dominican (Rep of) 7.500%, 05/06/2021		100,000	111,000	1.57
Dominican (Rep of) 5.875%, 04/18/2024		160,000	170,422	2.41
			281,422	3.98
Ecuador (Cost $368,872)
Ecuador (Rep of) 10.750%, 03/28/2022		200,000	217,000	3.07
Ecuador (Rep of) 7.950%, 06/20/2024		200,000	191,000	2.70
			408,000	5.77

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Egypt (Cost $38,219)
Egypt (Rep of) 5.750%, 04/29/2020		40,000	$41,584	0.59
			41,584	0.59
El Salvador (Cost $42,580)
El Salvador (Rep of) 5.875%, 01/30/2025		10,000	8,950	0.13
El Salvador (Rep of) 8.625%, 02/28/2029(3)		10,000	10,100	0.14
El Salvador (Rep of) 8.250%, 04/10/2032		10,000	9,650	0.14
El Salvador (Rep of) 7.650%, 06/15/2035		15,000	13,650	0.19
			42,350	0.60
Georgia (Cost $31,353)
Georgian Railway JSC 7.750%, 07/11/2022		30,000	32,975	0.47
			32,975	0.47
Hungary (Cost $198,473)
Hungary (Rep of) 6.250%, 01/29/2020		30,000	32,892	0.47
Hungary (Rep of) 5.375%, 02/21/2023		52,000	57,699	0.82
Hungary (Rep of) 5.750%, 11/22/2023		48,000	54,600	0.77
Hungary (Rep of) 5.375%, 03/25/2024		26,000	29,169	0.41
Hungary (Rep of) 7.625%, 03/29/2041		26,000	38,421	0.54
			212,781	3.01
Indonesia (Cost $351,086)
Indonesia (Rep of) 6.875%, 01/17/2018		30,000	31,128	0.44
Indonesia (Rep of) 11.625%, 03/04/2019		100,000	117,581	1.66
Indonesia (Rep of) 5.875%, 03/13/2020		160,000	174,617	2.47
Indonesia (Rep of) 7.750%, 01/17/2038		30,000	41,242	0.58
			364,568	5.15
Ivory Coast (Cost $207,986)
Ivory Coast (Rep of), FRN 5.750%, 12/31/2032		225,400	216,159	3.06
			216,159	3.06
Jamaica (Cost $186,170)
Digicel Group Ltd. 8.250%, 09/30/2020		200,000	183,000	2.59
			183,000	2.59
Kazakhstan (Cost $330,188)
Kazakhstan Temir Zholy Finance B.V. 6.950%, 07/10/2042		57,000	60,066	0.85
Kazkommertsbank JSC 5.500%, 12/21/2022		22,306	20,994	0.29
KazMunayGas National Co. JSC 7.000%, 05/05/2020		170,000	186,622	2.64
KazMunayGas National Co. JSC 4.400%, 04/30/2023		70,000	70,700	1.00
			338,382	4.78
Latvia (Cost $29,299)
Latvia (Rep of) 2.750%, 01/12/2020		30,000	30,378	0.43
			30,378	0.43
Lebanon (Cost $170,365)
Lebanon (Rep of) 5.150%, 11/12/2018		10,000	10,136	0.14
Lebanon (Rep of) 5.450%, 11/28/2019		10,000	10,183	0.14
Lebanon (Rep of) 6.375%, 03/09/2020		30,000	30,990	0.44
Lebanon (Rep of) 8.250%, 04/12/2021		24,000	26,601	0.38
Lebanon (Rep of) 6.100%, 10/04/2022		39,000	40,009	0.57
Lebanon (Rep of) 6.000%, 01/27/2023		10,000	10,222	0.14
Lebanon (Rep of) 6.200%, 02/26/2025		12,000	11,963	0.17
Lebanon (Rep of) 6.600%, 11/27/2026		24,000	24,247	0.34
Lebanon (Rep of) 6.750%, 11/29/2027		11,000	11,121	0.16
			175,472	2.48
Malaysia (Cost $62,613)
Petronas Capital Ltd. 7.875%, 05/22/2022		50,000	61,582	0.87
			61,582	0.87

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Mexico (Cost $262,768)
Mexico (Rep of) 6.750%, 09/27/2034		14,000	$17,591	0.25
Mexico (Rep of) 4.750%, 03/08/2044		10,000	9,865	0.14
Mexico (Rep of) 5.550%, 01/21/2045		36,000	39,600	0.56
Mexico (Rep of) 5.750%, 10/12/2110		58,000	59,015	0.83
Petroleos Mexicanos 6.000%, 03/05/2020		10,000	10,765	0.15
Petroleos Mexicanos 6.875%, 08/04/2026		26,000	29,055	0.41
Petroleos Mexicanos 6.500%, 06/02/2041		16,000	16,024	0.23
Petroleos Mexicanos 5.625%, 01/23/2046		41,000	36,500	0.52
Petroleos Mexicanos 6.750%, 09/21/2047		39,000	39,636	0.56
			258,051	3.65
Morocco (Cost $47,300)
Morocco (Rep of) 4.250%, 12/11/2022		50,000	52,008	0.73
			52,008	0.73
Pakistan (Cost $200,520)
Pakistan (Rep of) 6.875%, 06/01/2017		200,000	200,680	2.84
			200,680	2.84
Panama (Cost $90,905)
Panama (Rep of) 8.875%, 09/30/2027		15,000	21,375	0.30
Panama (Rep of) 9.375%, 04/01/2029		10,000	14,850	0.21
Panama (Rep of) 6.700%, 01/26/2036		45,000	58,163	0.82
			94,388	1.33
Peru (Cost $148,102)
Peru (Rep of) 8.750%, 11/21/2033		58,000	88,740	1.26
Peru (Rep of) 5.625%, 11/18/2050		51,000	61,838	0.87
			150,578	2.13
Philippines (Cost $163,642)
Philippines (Rep of) 10.625%, 03/16/2025		25,000	38,212	0.54
Philippines (Rep of) 9.500%, 02/02/2030		77,000	122,281	1.73
			160,493	2.27
Poland (Cost $20,111)
Poland (Rep of) 5.000%, 03/23/2022		10,000	10,997	0.16
Poland (Rep of) 3.000%, 03/17/2023		10,000	10,014	0.14
			21,011	0.30
Romania (Cost $138,896)
Romania (Rep of) 6.750%, 02/07/2022		62,000	71,908	1.01
Romania (Rep of) 4.375%, 08/22/2023		62,000	65,608	0.93
Romania (Rep of) 6.125%, 01/22/2044		4,000	4,963	0.07
			142,479	2.01
Russian Federation (Cost $202,846)
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		100,000	101,833	1.44
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		100,000	109,742	1.55
			211,575	2.99
Senegal (Cost $31,742)
Senegal (Rep of) 8.750%, 05/13/2021		30,000	34,319	0.48
			34,319	0.48
Serbia (Cost $51,797)
Serbia (Rep of) 7.250%, 09/28/2021		50,000	57,575	0.81
			57,575	0.81
South Africa (Cost $192,464)
South Africa (Rep of) 5.500%, 03/09/2020		80,000	84,913	1.20

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
South Africa - (continued)
South Africa (Rep of) 5.875%, 05/30/2022		100,000	$108,896	1.54
			193,809	2.74
Sri Lanka (Cost $40,001)
Bank of Ceylon 6.875%, 05/03/2017		40,000	40,000	0.56
			40,000	0.56
Turkey (Cost $273,342)
Turkey (Rep of) 7.500%, 07/14/2017		100,000	101,210	1.43
Turkey (Rep of) 6.750%, 04/03/2018		50,000	51,915	0.73
Turkey (Rep of) 5.625%, 03/30/2021		40,000	42,389	0.60
Turkey (Rep of) 6.750%, 05/30/2040		30,000	33,781	0.48
Turkey (Rep of) 6.000%, 01/14/2041		40,000	41,464	0.59
			270,759	3.83
Ukraine (Cost $156,969)
DTEK Finance PLC (46% PIK), 10.750%, 12/31/2024(2)		25,335	22,675	0.32
Ukraine (Rep of) 7.750%, 09/01/2027		140,000	131,250	1.86
			153,925	2.18
Uruguay (Cost $113,165)
Uruguay (Rep of) 4.500%, 08/14/2024		32,503	34,827	0.49
Uruguay (Rep of) 7.875%, 01/15/2033		27,000	35,799	0.50
Uruguay (Rep of) 7.625%, 03/21/2036		16,000	21,060	0.30
Uruguay (Rep of) 4.125%, 11/20/2045		10,774	9,659	0.14
Uruguay (Rep of) 5.100%, 06/18/2050		9,000	8,955	0.13
			110,300	1.56
Venezuela (Cost $564,169)
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		15,300	13,885	0.20
Petroleos de Venezuela S.A. 8.500%, 10/27/2020		223,000	174,720	2.47
Petroleos de Venezuela S.A. 9.000%, 11/17/2021		29,046	15,298	0.22
Petroleos de Venezuela S.A. 12.750%, 02/17/2022		15,000	9,336	0.13
Petroleos de Venezuela S.A. 5.375%, 04/12/2027		12,000	4,578	0.06
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		38,000	18,164	0.26
Venezuela (Rep of) 7.750%, 10/13/2019		24,000	14,441	0.20
Venezuela (Rep of) 6.000%, 12/09/2020		12,000	6,200	0.09
Venezuela (Rep of) 12.750%, 08/23/2022		57,000	35,072	0.49
Venezuela (Rep of) 9.000%, 05/07/2023		21,000	10,452	0.15
Venezuela (Rep of) 8.250%, 10/13/2024		50,000	23,755	0.34
Venezuela (Rep of) 7.650%, 04/21/2025		10,000	4,617	0.06
Venezuela (Rep of) 11.750%, 10/21/2026		165,900	96,006	1.36
Venezuela (Rep of) 9.250%, 09/15/2027		22,000	11,744	0.17
Venezuela (Rep of) 9.250%, 05/07/2028		27,000	12,871	0.18
Venezuela (Rep of) 11.950%, 08/05/2031		220,900	127,570	1.80
			578,709	8.18
Vietnam (Cost $52,051)
Vietnam (Rep of) 6.750%, 01/29/2020		50,000	54,624	0.77
			54,624	0.77
Total Debt Securities (Cost $6,500,606)			6,700,272	94.71

Total Investments (Total Cost $6,500,606)			6,700,272	94.71

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			374,135	5.29

Net Assets			$7,074,407	100.00

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Hard Currency Debt Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Corporate Bonds	$—	$1,668,187	$—	$1,668,187
Government Agencies	—	182,476	—	182,476
Government Bonds	—	4,849,609	—	4,849,609
Total Investments	$—	$6,700,272	$—	$6,700,272

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

The following is a summary of the fair values of the Fund’s derivative instruments†:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2017:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$ 3,368

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	$ (170)

† See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS HARD CURRENCY DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, for US federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$6,565,257

Gross tax appreciation of investments	238,314
Gross tax depreciation of investments	(103,299)

Net tax appreciation of investments	$135,015

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $1,818,005)
Argentina Bonar Bonds, FRN 21.927%, 03/11/2019	ARS	1,731,496	$115,796	0.13
Argentina Bonar Bonds, FRN 23.306%, 03/01/2020	ARS	1,747,700	119,319	0.14
Argentina Bonar Bonds, FRN 21.379%, 04/03/2022	ARS	6,080,400	416,718	0.49
Argentina Bonos del Tesoro 22.750%, 03/05/2018	ARS	16,713,148	1,107,072	1.30
Argentina Bonos del Tesoro 21.200%, 09/19/2018	ARS	1,420,000	94,655	0.11
			1,853,560	2.17
Brazil (Cost $9,557,906)
Brazil Letras do Tesouro Nacional 8.600%, 01/01/2020(2)	BRL	21,777,000	5,356,790	6.28
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2021	BRL	6,736,000	2,125,908	2.49
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2023	BRL	3,591,000	1,125,295	1.32
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2025	BRL	4,376,000	1,361,676	1.59
Brazil Notas do Tesouro Nacional Serie F 10.000%, 01/01/2027	BRL	2,232,000	690,710	0.81
			10,660,379	12.49
Colombia (Cost $4,253,175)
Colombian TES 11.000%, 07/24/2020	COP	492,500,000	192,727	0.23
Colombian TES 7.000%, 05/04/2022	COP	9,849,000,000	3,515,390	4.12
Colombian TES 10.000%, 07/24/2024	COP	284,800,000	118,460	0.14
Colombian TES 7.750%, 09/18/2030	COP	665,500,000	251,635	0.29
Colombian TES 7.000%, 06/30/2032	COP	1,403,000,000	491,191	0.57
			4,569,403	5.35
Egypt (Cost $848,609)
Egypt Treasury Bill 17.331%, 05/02/2017(2)	EGP	4,425,000	245,128	0.29
Egypt Treasury Bill 17.057%, 09/12/2017(2)	EGP	4,200,000	217,696	0.25
Egypt Treasury Bill 16.393%, 09/26/2017(2)	EGP	3,800,000	195,586	0.23
Egypt Treasury Bill 17.118%, 11/14/2017(2)	EGP	3,550,000	178,504	0.21
			836,914	0.98
Hungary (Cost $1,818,547)
Hungary (Rep of) 3.500%, 06/24/2020	HUF	18,350,000	69,184	0.08
Hungary (Rep of) 7.500%, 11/12/2020	HUF	27,590,000	117,388	0.14
Hungary (Rep of) 7.000%, 06/24/2022	HUF	106,100,000	459,804	0.54
Hungary (Rep of) 3.000%, 06/26/2024	HUF	155,320,000	544,916	0.64
Hungary (Rep of) 5.500%, 06/24/2025	HUF	148,640,000	607,195	0.71
			1,798,487	2.11
India (Cost $2,375,836)
India (Rep of) 7.720%, 05/25/2025	INR	154,220,000	2,471,797	2.90
			2,471,797	2.90
Indonesia (Cost $6,842,520)
Indonesia (Rep of) 11.000%, 11/15/2020	IDR	1,039,000,000	88,410	0.10
Indonesia (Rep of) 8.250%, 07/15/2021	IDR	10,539,000,000	833,433	0.98
Indonesia (Rep of) 7.000%, 05/15/2022	IDR	1,041,000,000	79,315	0.09
Indonesia (Rep of) 5.625%, 05/15/2023	IDR	521,000,000	36,673	0.04
Indonesia (Rep of) 8.375%, 03/15/2024	IDR	3,479,000,000	280,907	0.33
Indonesia (Rep of) 8.375%, 09/15/2026	IDR	13,109,000,000	1,071,996	1.26
Indonesia (Rep of) 7.000%, 05/15/2027	IDR	20,713,000,000	1,553,209	1.82
Indonesia (Rep of) 9.000%, 03/15/2029	IDR	14,786,000,000	1,247,648	1.46
Indonesia (Rep of) 8.750%, 05/15/2031	IDR	6,250,000,000	519,778	0.61

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Indonesia - (continued)
Indonesia (Rep of) 8.250%, 06/15/2032	IDR	1,145,000,000	$90,706	0.11
Indonesia (Rep of) 6.625%, 05/15/2033	IDR	4,037,000,000	274,006	0.32
Indonesia (Rep of) 8.375%, 03/15/2034	IDR	5,575,000,000	445,469	0.52
Indonesia (Rep of) 8.250%, 05/15/2036	IDR	6,135,000,000	486,102	0.57
			7,007,652	8.21
Malaysia (Cost $4,078,129)
Malaysia (Rep of) 4.240%, 02/07/2018	MYR	3,290,000	763,895	0.90
Malaysia (Rep of) 3.580%, 09/28/2018	MYR	2,020,000	467,547	0.55
Malaysia (Rep of) 3.654%, 10/31/2019	MYR	701,000	162,253	0.19
Malaysia (Rep of) 3.492%, 03/31/2020	MYR	421,000	96,810	0.11
Malaysia (Rep of) 3.620%, 11/30/2021	MYR	1,960,000	448,854	0.53
Malaysia (Rep of) 3.882%, 03/10/2022	MYR	2,295,000	533,021	0.62
Malaysia (Rep of) 3.418%, 08/15/2022	MYR	1,704,000	385,370	0.45
Malaysia (Rep of) 3.795%, 09/30/2022	MYR	372,000	85,643	0.10
Malaysia (Rep of) 3.480%, 03/15/2023	MYR	1,966,000	442,873	0.52
Malaysia (Rep of) 4.181%, 07/15/2024	MYR	1,477,000	345,381	0.41
Malaysia (Rep of) 3.955%, 09/15/2025	MYR	390,000	88,972	0.10
Malaysia (Rep of) 4.392%, 04/15/2026	MYR	365,000	85,370	0.10
Malaysia (Rep of) 4.498%, 04/15/2030	MYR	233,000	54,041	0.06
Malaysia (Rep of) 3.844%, 04/15/2033	MYR	164,000	35,423	0.04
			3,995,453	4.68
Mexico (Cost $4,112,470)
Mexican Bonos 6.500%, 06/10/2021	MXN	8,500,000	442,649	0.52
Mexican Bonos 5.750%, 03/05/2026	MXN	37,420,000	1,805,578	2.12
Mexican Bonos 7.750%, 11/23/2034	MXN	28,020,000	1,520,517	1.78
Petroleos Mexicanos 7.190%, 09/12/2024	MXN	6,270,000	293,595	0.34
			4,062,339	4.76
Peru (Cost $2,546,361)
Fondo MIVIVIENDA S.A. 7.000%, 02/14/2024	PEN	990,000	312,833	0.37
Peru (Rep of) 5.700%, 08/12/2024	PEN	880,000	277,395	0.32
Peru (Rep of) 8.200%, 08/12/2026	PEN	3,410,000	1,245,223	1.46
Peru (Rep of) 6.350%, 08/12/2028	PEN	1,440,000	459,468	0.54
Peru (Rep of) 6.950%, 08/12/2031	PEN	783,000	260,698	0.31
			2,555,617	3.00
Philippines (Cost $767,999)
Philippines (Rep of) 4.950%, 01/15/2021	PHP	10,000,000	205,144	0.24
Philippines (Rep of) 3.900%, 11/26/2022	PHP	10,000,000	195,237	0.23
Philippines (Rep of) 6.250%, 01/14/2036	PHP	10,000,000	222,155	0.26
			622,536	0.73
Poland (Cost $3,052,230)
Poland (Rep of) 5.750%, 09/23/2022	PLN	3,316,000	974,148	1.14
Poland (Rep of) 2.750%, 08/25/2023(3)	PLN	324,000	106,169	0.12
Poland (Rep of) 4.000%, 10/25/2023	PLN	1,337,000	363,408	0.43
Poland (Rep of) 3.250%, 07/25/2025	PLN	4,462,000	1,151,410	1.35
Poland (Rep of) 2.500%, 07/25/2026	PLN	560,000	135,063	0.16
Poland (Rep of) 5.750%, 04/25/2029	PLN	230,000	72,663	0.08
			2,802,861	3.28
Russian Federation (Cost $4,771,801)
Russian Federal Bond - OFZ 6.400%, 05/27/2020	RUB	9,830,000	165,938	0.20
Russian Federal Bond - OFZ 7.600%, 04/14/2021	RUB	27,849,000	488,211	0.57
Russian Federal Bond - OFZ 7.500%, 08/18/2021	RUB	53,780,000	939,966	1.10
Russian Federal Bond - OFZ 7.400%, 12/07/2022	RUB	12,974,000	225,364	0.26
Russian Federal Bond - OFZ 7.000%, 01/25/2023	RUB	12,330,000	210,934	0.25
Russian Federal Bond - OFZ 7.000%, 08/16/2023	RUB	23,058,000	392,259	0.46

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Russian Federation - (continued)
Russian Federal Bond - OFZ 7.750%, 09/16/2026	RUB	62,763,000	$1,114,061	1.31
Russian Federal Bond - OFZ 7.050%, 01/19/2028	RUB	12,776,000	215,920	0.25
Russian Federal Bond - OFZ 8.500%, 09/17/2031	RUB	55,304,000	1,034,608	1.21
			4,787,261	5.61
South Africa (Cost $9,050,400)
South Africa (Rep of) 7.750%, 02/28/2023	ZAR	18,249,810	1,343,088	1.57
South Africa (Rep of) 10.500%, 12/21/2026	ZAR	11,027,900	921,061	1.08
South Africa (Rep of) 8.000%, 01/31/2030	ZAR	9,160,000	627,934	0.74
South Africa (Rep of) 7.000%, 02/28/2031	ZAR	26,243,860	1,636,143	1.92
South Africa (Rep of) 8.250%, 03/31/2032	ZAR	8,770,000	601,653	0.70
South Africa (Rep of) 6.250%, 03/31/2036	ZAR	3,950,000	213,416	0.25
South Africa (Rep of) 8.500%, 01/31/2037	ZAR	12,670,000	861,603	1.01
South Africa (Rep of) 6.500%, 02/28/2041	ZAR	4,600,000	245,563	0.29
South Africa (Rep of) 8.750%, 01/31/2044	ZAR	9,110,000	622,552	0.73
South Africa (Rep of) 8.750%, 02/28/2048	ZAR	18,385,900	1,251,665	1.47
			8,324,678	9.76
Thailand (Cost $2,548,441)
Thailand (Rep of) 3.625%, 06/16/2023	THB	16,268,000	503,375	0.59
Thailand (Rep of) 3.850%, 12/12/2025	THB	4,647,000	146,744	0.17
Thailand (Rep of) 2.125%, 12/17/2026	THB	10,674,000	292,752	0.34
Thailand (Rep of) 1.250%, 03/12/2028(3)	THB	10,000,000	277,481	0.33
Thailand (Rep of) 3.400%, 06/17/2036	THB	35,643,000	1,039,866	1.22
Thailand (Rep of) 4.675%, 06/29/2044	THB	2,857,000	99,519	0.12
			2,359,737	2.77
Turkey (Cost $5,423,971)
Turkey (Rep of) 3.000%, 02/23/2022(3)	TRY	1,579,810	688,379	0.81
Turkey (Rep of) 8.500%, 09/14/2022	TRY	725,000	188,652	0.22
Turkey (Rep of) 7.100%, 03/08/2023	TRY	2,144,700	517,464	0.61
Turkey (Rep of) 8.800%, 09/27/2023	TRY	2,293,810	601,230	0.70
Turkey (Rep of) 10.600%, 02/11/2026	TRY	7,850,000	2,264,200	2.65
			4,259,925	4.99
Total Debt Securities (Cost $63,866,400)			62,968,599	73.79

Total Investments in Securities (Cost $63,866,400)			$62,968,599	73.79

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Fully Funded Total Return Swaps

Indonesia (Cost $2,275,345)
Indonesia (Rep of), Issued by ANZ Banking Corp. 7.875%, 04/15/2019	IDR	1,456,000,000	$112,312	0.13
Indonesia (Rep of), Issued by ANZ Banking Corp. 8.375%, 03/15/2024	IDR	12,417,000,000	1,002,592	1.17
Indonesia (Rep of), Issued by ANZ Banking Corp. 7.000%, 05/15/2027	IDR	941,000,000	70,563	0.08
Indonesia (Rep of), Issued by ANZ Banking Corp. 10.500%, 08/15/2030	IDR	600,000,000	56,218	0.07
Indonesia (Rep of), Issued by ANZ Banking Corp. 8.375%, 03/15/2034	IDR	4,985,000,000	398,325	0.47
Indonesia (Rep of), Issued by HSBC Bank 10.500%, 08/15/2030	IDR	1,949,000,000	182,619	0.21
Indonesia (Rep of), Issued by HSBC Bank 8.250%, 06/15/2032	IDR	30,000,000	2,377	—
Indonesia (Rep of), Issued by Standard Chartered 10.500%, 08/15/2030	IDR	1,064,000,000	99,696	0.12
Indonesia (Rep of), Issued by Standard Chartered 8.250%, 05/15/2036	IDR	2,022,000,000	160,212	0.19
			2,084,914	2.44

Total Fully Funded Total Return Swaps (Cost $2,275,345)			2,084,914	2.44

Total Investments (Total Cost $66,141,745)			65,053,513	76.23

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			20,285,776	23.77

Net Assets			$85,339,289	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Zero coupon bond - interest rate reflects effective yield on the date of purchase.
(3)	Inflation-indexed bonds are shown at original par and stated coupon rate.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, the Ashmore Emerging Markets Local Currency Bond Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/03/2017	Deutsche Bank	Brazilian Real	1,837,427	United States Dollar	585,000	$(6,585)
05/03/2017	Merrill Lynch	Brazilian Real	1,869,075	United States Dollar	585,000	3,378
05/03/2017	Merrill Lynch	Brazilian Real	26,684,510	United States Dollar	8,475,443	(75,254)
05/03/2017	Credit Suisse	United States Dollar	3,416,876	Brazilian Real	10,807,577	14,688
05/03/2017	HSBC Bank	United States Dollar	2,925,570	Brazilian Real	9,148,257	45,731
05/03/2017	Merrill Lynch	United States Dollar	3,299,139	Brazilian Real	10,435,177	14,182
05/09/2017	HSBC Bank	United States Dollar	57,000	Egyptian Pound	1,047,660	(913)
05/11/2017	HSBC Bank	Chinese Offshore Yuan	5,296,871	United States Dollar	790,000	(22,891)
05/11/2017	HSBC Bank	Chinese Offshore Yuan	4,682,738	United States Dollar	701,429	(23,261)
05/11/2017	ANZ	United States Dollar	37,000	Chinese Offshore Yuan	248,714	980
05/11/2017	HSBC Bank	United States Dollar	1,454,000	Chinese Offshore Yuan	9,730,895	44,743
05/15/2017	HSBC Bank	United States Dollar	66,658	Egyptian Pound	1,215,834	(452)
05/15/2017	HSBC Bank	United States Dollar	62,316	Egyptian Pound	1,142,256	(733)
05/31/2017	Merrill Lynch	Czech Koruna	24,910,640	United States Dollar	1,010,000	2,666
05/31/2017	BNP Paribas	Euro	1,923,710	United States Dollar	2,076,391	22,523
05/31/2017	Credit Suisse	Euro	136,341	United States Dollar	145,913	2,846
05/31/2017	HSBC Bank	Hungarian Forint	273,621,119	United States Dollar	932,937	19,766
05/31/2017	ANZ	Indian Rupee	4,252,890	United States Dollar	63,240	2,679
05/31/2017	ANZ	Indonesian Rupiah	3,797,168,000	United States Dollar	282,780	1,207
05/31/2017	Merrill Lynch	Polish Zloty	8,951,529	United States Dollar	2,200,812	105,862
05/31/2017	Merrill Lynch	Polish Zloty	599,334	United States Dollar	147,130	7,309
05/31/2017	Standard Chartered	Romanian Leu	3,301,472	United States Dollar	776,579	16,263
05/31/2017	Citibank	Russian Ruble	80,907,993	United States Dollar	1,368,288	42,604
05/31/2017	Barclays	Thai Baht	16,406,875	United States Dollar	464,784	9,438
05/31/2017	Standard Chartered	Thai Baht	57,892,000	United States Dollar	1,638,144	35,157
05/31/2017	UBS	Thai Baht	49,471,000	United States Dollar	1,401,346	28,556
05/31/2017	Barclays	Turkish Lira	398,340	United States Dollar	107,023	4,102
05/31/2017	BNP Paribas	Turkish Lira	2,832,398	United States Dollar	771,581	18,578
05/31/2017	Standard Chartered	Turkish Lira	3,343,138	United States Dollar	909,000	23,642
05/31/2017	Merrill Lynch	United States Dollar	2,173,627	Euro	2,060,051	(74,045)
05/31/2017	Deutsche Bank	United States Dollar	996,426	Indian Rupee	65,056,673	(11,947)
05/31/2017	Morgan Stanley	United States Dollar	402,457	Indian Rupee	26,284,487	(4,950)
05/31/2017	Deutsche Bank	United States Dollar	141,797	Indonesian Rupiah	1,911,422,000	(1,156)
05/31/2017	Merrill Lynch	United States Dollar	140,100	Indonesian Rupiah	1,885,746,000	(933)
05/31/2017	ANZ	United States Dollar	289,986	Philippine Peso	14,702,307	(2,197)
05/31/2017	Citibank	United States Dollar	13,811	Polish Zloty	54,612	(261)
05/31/2017	HSBC Bank	United States Dollar	349,067	Russian Ruble	20,143,773	(2,205)
05/31/2017	Standard Chartered	United States Dollar	776,709	Russian Ruble	43,815,332	12,647
05/31/2017	BNP Paribas	United States Dollar	78,120	Singapore Dollar	110,964	(1,330)
05/31/2017	HSBC Bank	United States Dollar	1,258,000	Singapore Dollar	1,778,812	(15,621)
05/31/2017	BNP Paribas	United States Dollar	324,000	Turkish Lira	1,162,220	(227)
06/02/2017	Credit Suisse	Brazilian Real	10,807,577	United States Dollar	3,390,293	(15,230)
06/02/2017	Deutsche Bank	Brazilian Real	1,107,105	United States Dollar	345,000	734
06/02/2017	HSBC Bank	Brazilian Real	9,148,257	United States Dollar	2,903,149	(46,269)
06/02/2017	Merrill Lynch	Brazilian Real	10,435,177	United States Dollar	3,273,319	(14,551)
06/30/2017	Deutsche Bank	Argentine Peso	6,561,415	United States Dollar	412,797	836
06/30/2017	JP Morgan	Hungarian Forint	302,420,012	United States Dollar	1,065,422	(11,344)
06/30/2017	BNP Paribas	Polish Zloty	9,488,178	United States Dollar	2,424,722	19,902
06/30/2017	BNP Paribas	Romanian Leu	3,809,198	United States Dollar	900,307	15,165
06/30/2017	JP Morgan	Thai Baht	6,157,186	United States Dollar	179,040	(1,109)
06/30/2017	Merrill Lynch	Turkish Lira	4,716,311	United States Dollar	1,290,955	13,210
07/31/2017	BNP Paribas	Argentine Peso	6,561,415	United States Dollar	405,213	2,046
07/31/2017	BNP Paribas	Chilean Peso	590,623,063	United States Dollar	905,100	(24,003)
07/31/2017	Credit Suisse	Chilean Peso	150,120,000	United States Dollar	225,000	133

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
07/31/2017	Credit Suisse	Colombian Peso	4,642,102,182	United States Dollar	1,600,615	$(43,765)
07/31/2017	Deutsche Bank	Hungarian Forint	63,910,582	United States Dollar	223,633	(628)
07/31/2017	Deutsche Bank	Mexican Peso	2,112,330	United States Dollar	110,000	1,306
07/31/2017	BNP Paribas	Indonesian Rupiah	3,352,785,000	United States Dollar	249,000	11
07/31/2017	Citibank	Mexican Peso	58,563,558	United States Dollar	3,064,711	(1,071)
07/31/2017	Standard Chartered	Mexican Peso	24,337,220	United States Dollar	1,259,039	14,116
07/31/2017	BNP Paribas	Peruvian Nuevo Sol	790,594	United States Dollar	241,683	(234)
07/31/2017	HSBC Bank	Polish Zloty	3,698,137	United States Dollar	952,287	368
07/31/2017	BNP Paribas	Romanian Leu	2,802,771	United States Dollar	673,646	424
07/31/2017	HSBC Bank	Russian Ruble	15,654,600	United States Dollar	270,000	(645)
07/31/2017	BNP Paribas	United States Dollar	195,000	Hungarian Forint	55,547,700	1,176
07/31/2017	ANZ	United States Dollar	280,441	Indonesian Rupiah	3,797,168,000	(1,575)
07/31/2017	BNP Paribas	United States Dollar	426,929	Indonesian Rupiah	5,749,884,000	(115)
07/31/2017	BNP Paribas	United States Dollar	269,394	Indonesian Rupiah	3,640,588,121	(993)
07/31/2017	Credit Suisse	United States Dollar	285,000	Polish Zloty	1,107,140	(204)
07/31/2017	Barclays	United States Dollar	1,125,143	Singapore Dollar	1,577,000	(4,682)
07/31/2017	HSBC Bank	United States Dollar	797,268	Singapore Dollar	1,117,211	(3,146)
07/31/2017	Credit Suisse	United States Dollar	367,000	South African Rand	4,959,271	1,763
07/31/2017	Standard Chartered	United States Dollar	457,214	South African Rand	6,075,001	9,806
09/08/2017	JP Morgan	Czech Koruna	3,222,048	Euro	120,284	(92)
09/08/2017	Merrill Lynch	Czech Koruna	2,746,624	Euro	102,140	356
09/08/2017	Merrill Lynch	Czech Koruna	44,740,970	Euro	1,670,000	(1,002)
10/03/2017	Deutsche Bank	United States Dollar	702,000	Brazilian Real	2,497,014	(58,669)
10/03/2017	Deutsche Bank	United States Dollar	1,318,000	Brazilian Real	4,694,057	(111,957)
10/03/2017	Goldman Sachs	United States Dollar	2,020,000	Brazilian Real	7,177,060	(166,357)
01/03/2018	Santander	United States Dollar	4,000,000	Brazilian Real	14,282,000	(280,228)
01/05/2018	JP Morgan	Czech Koruna	1,242,049	Euro	46,282	160
01/05/2018	BNP Paribas	Czech Koruna	7,165,596	United States Dollar	290,000	5,874
01/05/2018	BNP Paribas	Czech Koruna	6,674,653	United States Dollar	269,956	5,647
01/05/2018	Citibank	Czech Koruna	9,242,280	United States Dollar	374,469	7,153
01/05/2018	Standard Chartered	Czech Koruna	6,674,653	United States Dollar	270,333	5,270
01/05/2018	BNP Paribas	United States Dollar	1,176,795	Euro	1,093,625	(31,285)

Total						$(479,112)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, the Ashmore Emerging Markets Local Currency Bond Fund had the following interest rate swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Unrealized Gain/(Loss)	Counterparty
Brazil CETIP Interbank Deposit Rate	13.055%	BRL	3,650,266	01/04/2021	$136,014	HSBC Bank
Brazil CETIP Interbank Deposit Rate	12.340%	BRL	3,954,419	01/04/2021	101,689	HSBC Bank
Brazil CETIP Interbank Deposit Rate	10.495%	BRL	8,941,066	01/02/2020	45,303	BNP Paribas
Brazil CETIP Interbank Deposit Rate	10.518%	BRL	8,498,205	01/04/2021	44,954	HSBC Bank
Brazil CETIP Interbank Deposit Rate	10.438%	BRL	9,870,857	01/02/2020	47,351	HSBC Bank
MXN-TIIE-BANXICO 28 Day Rate	5.900%	MXN	23,500,000	09/13/2021	(66,091)	HSBC Bank
MXN-TIIE-BANXICO 28 Day Rate	7.315%	MXN	43,000,000	11/23/2021	4,866	HSBC Bank
MYR-KLIBOR-BNM 3 Month	3.600%	MYR	750,000	08/18/2026	(7,746)	HSBC Bank
MYR-KLIBOR-BNM 3 Month	3.555%	MYR	7,821,000	03/18/2018	771	HSBC Bank
MYR-KLIBOR-BNM 3 Month	3.560%	MYR	6,747,300	03/22/2018	740	HSBC Bank
MYR-KLIBOR-BNM 3 Month	4.055%	MYR	2,500,000	04/27/2026	(4,701)	HSBC Bank
WIBOR Poland 6 Month	1.955%	PLN	6,400,000	09/24/2020	4,257	BNP Paribas

					$307,407

At April 30, 2017, theAshmore Emerging Markets Local Currency Bond Fund had the following centrally cleared swap contracts outstanding:

Pay Rate Index/ Pay Rate	Receive Rate/ Receive Rate Index	Notional Amount		Expiration Date	Variation Margin Receivable (Payable)	Counterparty
Budapest Interbank 6 Month Rate	1.820%	HUF	91,600,000	10/07/2020	$ 13,457	HSBC Bank
Budapest Interbank 6 Month Rate	1.795%	HUF	93,000,000	10/09/2020	13,305	HSBC Bank
MXN-TIIE-BANXICO 28 Day Rate	6.000%	MXN	17,500,000	01/29/2026	(87,677)	HSBC Bank
MXN-TIIE-BANXICO 28 Day Rate	8.100%	MXN	13,700,000	01/04/2027	32,138	HSBC Bank
MXN-TIIE-BANXICO 28 Day Rate	7.190%	MXN	44,000,000	04/01/2022	(7,494)	HSBC Bank
MXN-TIIE-BANXICO 28 Day Rate	7.360%	MXN	14,400,000	04/08/2027	(6,836)	HSBC Bank
WIBOR Poland 6 Month	1.853%	PLN	1,300,000	04/21/2021	(5,297)	HSBC Bank
WIBOR Poland 6 Month	2.290%	PLN	690,000	11/03/2025	(5,751)	HSBC Bank
WIBOR Poland 6 Month	2.375%	PLN	1,290,000	05/04/2026	(5,971)	HSBC Bank
WIBOR Poland 6 Month	2.110%	PLN	1,300,000	07/07/2026	(14,718)	Citibank
WIBOR Poland 6 Month	2.540%	PLN	2,200,000	03/03/2022	4,510	HSBC Bank
US 3 Month LIBOR	2.217%	USD	840,000	11/28/2026	(5,620)	HSBC Bank
US 3 Month LIBOR	2.130%	USD	900,000	11/16/2026	1,096	BNP Paribas

					$(74,858)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Local Currency Bond Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$293,595	$—	$293,595
Government Agencies	—	312,832	—	312,832
Government Bonds	—	60,453,226	—	60,453,226
Index Linked Government Bonds	—	1,072,031	—	1,072,031
Short Term Bills and Notes	—	836,915	—	836,915

Total Debt Securities	—	62,968,599	—	62,968,599
Fully Funded Total Return Swaps	—	2,084,914	—	2,084,914
Total Investments	$—	$65,053,513	$—	$65,053,513

Other Financial Instruments
Assets:
Forward Foreign Currency Exchange
Contracts	$—	$585,003	$—	$585,003
Interest Rate Swap Contracts	—	385,945	—	385,945
Centrally Cleared Swap Contracts	—	64,506	—	64,506
Liabilities:
Forward Foreign Currency Exchange
Contracts	—	(1,064,115)	—	(1,064,115)
Interest Rate Swap Contracts	—	(78,538)	—	(78,538)
Centrally Cleared Swap Contracts	—	(139,364)	—	(139,364)
Total Other Financial Instruments	$—	$(246,563)	$—	$(246,563)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

The following is a summary of the fair values of the Fund’s derivative instruments†:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2017:

	Derivatives Not Accounted for as Hedging Instruments
	Foreign Exchange	Interest Rate
Assets:
Unrealized Appreciation on Interest Rate Swap Contracts	$—	$385,945
Variation Margin Receivable on Centrally Cleared Swap Contracts	—	64,506
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	585,003	—

	$585,003	$450,451

Liabilities:
Unrealized Depreciation on Interest Rate Swap Contracts	$—	$(78,538)
Variation Margin Payable on Centrally Cleared Swap Contracts	—	(139,364)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(1,064,115)	—

	$(1,064,115)	$(217,902)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS LOCAL CURRENCY BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2017:

	Derivatives Not Accounted for as Hedging Instruments

	Foreign Exchange	Interest Rate
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$670,010	$—
Net Realized Loss on Options Contracts	—	(6,336)
Net Realized Gain on Interest Rate Swap Contracts	—	677,990
	$670,010	$671,654

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(88,854)	$—
Net Change in Unrealized Depreciation on Interest Rate and Centrally Cleared Swap Contracts	—	(342,957)
	$(88,854)	$(342,957)

†	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2017, for US federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$66,305,794
Gross tax appreciation of investments	2,365,210
Gross tax depreciation of investments	(3,617,491)
Net tax depreciation of investments	$(1,252,281)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Argentina (Cost $2,455,793)
YPF S.A. 8.500%, 07/28/2025		2,320,000	$2,624,500	0.91
			2,624,500	0.91
Barbados (Cost $3,869,283)
Columbus Cable Barbados Ltd. 7.375%, 03/30/2021		3,660,000	3,939,075	1.36
			3,939,075	1.36
Brazil (Cost $50,392,429)
Andrade Gutierrez International S.A. 4.000%, 04/30/2018		1,275,000	1,153,875	0.40
Banco do Brasil S.A., FRN 8.500%, 10/20/2020		4,100,000	4,516,150	1.56
Braskem Finance Ltd. 6.450%, 02/03/2024		975,000	1,038,375	0.36
BRF GmbH 4.350%, 09/29/2026		500,000	470,750	0.16
Globo Comunicacao e Participacoes S.A., FRN 4.843%, 06/08/2025		850,000	859,562	0.30
GTL Trade Finance, Inc. 5.893%, 04/29/2024		1,295,000	1,319,605	0.45
MARB BondCo PLC 7.000%, 03/15/2024		1,360,000	1,375,232	0.47
Marfrig Holdings Europe B.V. 8.000%, 06/08/2023		3,240,000	3,438,418	1.19
Petrobras Global Finance B.V. 5.375%, 01/27/2021		4,445,000	4,566,571	1.58
Petrobras Global Finance B.V. 6.250%, 03/17/2024		1,670,000	1,727,615	0.60
Petrobras Global Finance B.V. 8.750%, 05/23/2026		3,030,000	3,532,980	1.22
Petrobras Global Finance B.V. 6.875%, 01/20/2040		8,770,000	8,375,350	2.89
Petrobras Global Finance B.V. 6.850%, 06/05/2115		2,220,000	1,976,910	0.68
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		1,388,093	1,362,066	0.47
QGOG Constellation S.A. 6.250%, 11/09/2019		6,174,000	4,476,150	1.55
Raizen Fuels Finance S.A. 5.300%, 01/20/2027		510,000	527,345	0.18
Samarco Mineracao S.A. 4.125%, 11/01/2022(2)		3,690,000	2,361,600	0.82
Vale Overseas Ltd. 6.250%, 08/10/2026		1,000,000	1,092,800	0.38
Vale Overseas Ltd. 6.875%, 11/21/2036		4,133,000	4,479,139	1.55
Vale Overseas Ltd. 6.875%, 11/10/2039		5,380,000	5,824,388	2.01
			54,474,881	18.82
Chile (Cost $1,984,453)
Empresa Electrica Angamos S.A. 4.875%, 05/25/2029		290,000	294,238	0.10
Empresa Electrica Guacolda S.A. 4.560%, 04/30/2025		1,160,000	1,116,401	0.38
Enel Americas S.A. 4.000%, 10/25/2026		600,000	596,250	0.21
			2,006,889	0.69
China (Cost $11,723,179)
Baidu, Inc. 3.500%, 11/28/2022		400,000	409,629	0.14
China Forestry Holdings Co. Ltd. 10.250%, 11/17/2015(2)(3)		60,000	3,000	—
China Hongqiao Group Ltd. 7.625%, 06/26/2017		1,658,000	1,641,428	0.57
China Hongqiao Group Ltd. 6.875%, 05/03/2018		1,425,000	1,396,526	0.48
China Overseas Finance Cayman V Ltd. 3.950%, 11/15/2022		500,000	516,246	0.18
China Railway Resources Huitung Ltd. 3.850%, 02/05/2023		605,000	622,745	0.21
CITIC Ltd. 6.875%, 01/21/2018		1,080,000	1,116,563	0.39
Far East Energy Bermuda Ltd. 13.000%, 01/15/2016(2)(3)(4)(5)		282,201	—	—
Franshion Brilliant Ltd. 5.750%, 03/19/2019		815,000	853,677	0.29
ICBC Standard Bank PLC 8.125%, 12/02/2019		740,000	822,880	0.28
Kaisa Group Holdings Ltd. 7.560%, 12/31/2020(6)		217,646	214,118	0.07
Kaisa Group Holdings Ltd. 7.560%, 06/30/2021(6)		164,291	162,857	0.06
Kaisa Group Holdings Ltd. 7.560%, (100% Cash), 12/31/2021(6)		189,870	188,693	0.07
Reward International Investment Ltd. 7.250%, 01/25/2020		2,215,000	2,253,656	0.78

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
China - (continued)
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/2023		465,000	$494,495	0.17
Tencent Holdings Ltd. 3.375%, 05/02/2019		820,000	837,305	0.29
			11,533,818	3.98
Colombia (Cost $8,221,360)
Banco Bilbao Vizcaya Argentaria Colombia S.A. 4.875%, 04/21/2025		1,050,000	1,086,750	0.38
Ecopetrol S.A. 5.875%, 09/18/2023		965,000	1,044,323	0.36
Ecopetrol S.A. 7.375%, 09/18/2043		970,000	1,052,450	0.36
Empresa de Telecomunicaciones de Bogota 7.000%, 01/17/2023	COP	3,260,000,000	850,015	0.29
GrupoSura Finance S.A. 5.700%, 05/18/2021		200,000	218,740	0.08
GrupoSura Finance S.A. 5.500%, 04/29/2026		600,000	645,420	0.22
Millicom International Cellular S.A. 6.000%, 03/15/2025		2,860,000	3,013,668	1.04
			7,911,366	2.73
Czech Republic (Cost $1,965,282)
New World Resources N.V. 8.000%, 04/07/2020(5)(6)	EUR	1,612,728	—	—
New World Resources N.V. 4.000%, 10/07/2020(5)(6)	EUR	700,590	—	—
New World Resources N.V. 16.651%, 10/07/2020(4)(5)(7)	EUR	101,612	—	—
			—	—
Ecuador (Cost $7,845,008)
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 6.781%, 09/24/2019		8,425,789	8,442,641	2.92
			8,442,641	2.92
Guatemala (Cost $4,648,547)
Comcel Trust via Comunicaciones Celulares S.A. 6.875%, 02/06/2024		4,535,000	4,806,102	1.66
			4,806,102	1.66
Hong Kong (Cost $487,254)
PCCW-HKT Capital No. 5 Ltd. 3.750%, 03/08/2023		470,000	484,336	0.17
			484,336	0.17
India (Cost $1,046,455)
Bharat Petroleum Corp. Ltd. 4.000%, 05/08/2025		500,000	508,513	0.18
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/2023		510,000	537,264	0.18
			1,045,777	0.36
Indonesia (Cost $3,837,725)
Golden Legacy Pte. Ltd. 8.250%, 06/07/2021		1,385,000	1,454,602	0.50
Indo Energy Finance II B.V. 6.375%, 01/24/2023		1,480,000	1,413,493	0.49
Pertamina Persero PT 6.000%, 05/03/2042		730,000	775,673	0.27
Perusahaan Gas Negara Persero Tbk. 5.125%, 05/16/2024		590,000	628,395	0.22
			4,272,163	1.48
Iraq (Cost $4,394,960)
Oilflow SPV 1 DAC 12.000%, 01/13/2022		4,215,000	4,425,362	1.53
			4,425,362	1.53
Israel (Cost $12,995,594)
Altice Financing S.A. 7.500%, 05/15/2026		8,585,000	9,271,800	3.20
Altice Finco S.A. 7.625%, 02/15/2025		1,315,000	1,347,875	0.47
Israel Electric Corp. Ltd. 5.000%, 11/12/2024		1,385,000	1,494,637	0.52
Teva Pharmaceutical Finance Netherlands III B.V. 2.800%, 07/21/2023		665,000	640,332	0.22

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Israel - (continued)
Teva Pharmaceutical Finance Netherlands III B.V. 3.150%, 10/01/2026		720,000	$670,391	0.23
			13,425,035	4.64
Jamaica (Cost $24,227,043)
Digicel Group Ltd. 8.250%, 09/30/2020		14,260,000	13,047,900	4.51
Digicel Group Ltd. 7.125%, 04/01/2022		5,220,000	4,379,580	1.51
Digicel Ltd. 6.000%, 04/15/2021		6,570,000	6,241,500	2.16
			23,668,980	8.18
Kazakhstan (Cost $15,510,638)
Development Bank of Kazakhstan JSC 4.125%, 12/10/2022		390,000	387,640	0.14
Kazakhstan Temir Zholy National Co. JSC 6.375%, 10/06/2020		780,000	843,679	0.29
Kazkommertsbank JSC 8.500%, 05/11/2018		2,670,000	2,748,765	0.95
Kazkommertsbank JSC 5.500%, 12/21/2022		4,218,255	3,970,222	1.37
KazMunayGas National Co. JSC 6.375%, 04/09/2021		765,000	839,805	0.29
KazMunayGas National Co. JSC 4.750%, 04/19/2027(4)		300,000	298,125	0.10
Tengizchevroil Finance Co. International Ltd. 4.000%, 08/15/2026		930,000	898,845	0.31
Zhaikmunai LLP 6.375%, 02/14/2019		2,490,000	2,428,990	0.84
Zhaikmunai LLP 7.125%, 11/13/2019		4,290,000	4,200,905	1.45
			16,616,976	5.74
Kuwait (Cost $2,193,468)
Equate Petrochemical B.V. 3.000%, 03/03/2022		1,425,000	1,416,593	0.49
NBK Tier 1 Financing Ltd., FRN 5.750%, 04/09/2021		780,000	806,442	0.28
			2,223,035	0.77
Mexico (Cost $9,260,974)
Alfa S.A.B. de C.V. 6.875%, 03/25/2044		510,000	534,225	0.19
Banco Inbursa S.A. Institucion de Banca Multiple 4.125%, 06/06/2024		495,000	497,475	0.17
Banco Santander Mexico S.A. Institucion de Banca Multiple		615,000	632,681	0.22
Grupo Financiero Santand 4.125%, 11/09/2022
BBVA Bancomer S.A. 6.750%, 09/30/2022		370,000	418,396	0.14
Cemex S.A.B. de C.V. 7.750%, 04/16/2026		3,005,000	3,425,700	1.18
Grupo Posadas S.A.B. de C.V. 7.875%, 06/30/2022		2,230,000	2,305,262	0.80
Mexico Generadora de Energia S. de rl 5.500%, 12/06/2032		756,961	769,262	0.27
Petroleos Mexicanos, FRN 4.770%, 03/11/2022		725,000	787,459	0.27
Southern Copper Corp. 7.500%, 07/27/2035		175,000	214,104	0.07
			9,584,564	3.31
Mongolia (Cost $7,060,241)
Mongolian Mining Corp. 8.875%, 03/29/2017(2)		9,514,000	6,088,960	2.10
			6,088,960	2.10
Morocco (Cost $725,323)
OCP S.A. 4.500%, 10/22/2025		730,000	726,005	0.25
			726,005	0.25
Nigeria (Cost $10,256,284)
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.250%, 08/07/2020		2,210,000	2,027,233	0.70
First Bank of Nigeria Ltd. Via FBN Finance Co. B.V., FRN 8.000%, 07/23/2021		3,506,000	3,065,997	1.06
Sea Trucks Group Ltd. 9.000%, 03/26/2018(2)(4)		3,432,000	1,304,160	0.45

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Nigeria - (continued)
Seven Energy Finance Ltd. 10.250%, (100% Cash), 10/11/2021(6)		2,845,531	$640,245	0.22
			7,037,635	2.43
Panama (Cost $3,099,346)
Sable International Finance Ltd. 6.875%, 08/01/2022		3,040,000	3,261,312	1.13
			3,261,312	1.13
Peru (Cost $4,552,263)
Banco de Credito del Peru 4.250%, 04/01/2023		400,000	422,880	0.15
Banco de Credito del Peru, FRN 6.125%, 04/24/2027		920,000	1,012,000	0.35
BBVA Banco Continental S.A., FRN 5.250%, 09/22/2029		1,340,000	1,427,100	0.49
Kallpa Generacion S.A. 4.875%, 05/24/2026		865,000	898,519	0.31
Minsur S.A. 6.250%, 02/07/2024		800,000	857,000	0.29
			4,617,499	1.59
Qatar (Cost $3,873,399)
ABQ Finance Ltd. 3.500%, 02/22/2022		970,000	972,580	0.34
Ezdan Sukuk Co. Ltd. 4.375%, 05/18/2021		1,235,000	1,248,029	0.43
Ooredoo International Finance Ltd. 3.250%, 02/21/2023		1,115,000	1,111,321	0.38
Ras Laffan Liquefied Natural Gas Co. Ltd. III 5.838%, 09/30/2027		500,000	558,440	0.19
			3,890,370	1.34
Russian Federation (Cost $18,127,925)
CEDC Finance Corp. International, Inc. 10.000%, 04/30/2018(2)		2,786,198	557,240	0.19
CEDC Finance Corp. International, Inc. 10.000%, 12/31/2022		1,702,696	1,630,331	0.56
Gazprom Neft OAO Via GPN Capital S.A. 6.000%, 11/27/2023		805,000	871,412	0.30
Gazprom OAO Via Gaz Capital S.A. 4.950%, 03/23/2027(4)		700,000	705,071	0.25
Gazprom OAO Via Gaz Capital S.A. 8.625%, 04/28/2034		2,780,000	3,675,160	1.27
GTH Finance B.V. 7.250%, 04/26/2023		2,920,000	3,197,692	1.11
Koks OAO Via Koks Finance Ltd. , 05/04/2022(4)(8)		1,100,000	1,106,820	0.38
Lukoil International Finance B.V. 4.563%, 04/24/2023		600,000	616,379	0.21
Russian Standard Ltd. 13.000%, 10/27/2022(6)		5,959,315	3,159,629	1.09
Severstal OAO Via Steel Capital S.A. 5.900%, 10/17/2022		595,000	650,781	0.23
Vnesheconombank Via VEB Finance PLC 6.902%, 07/09/2020		455,000	499,328	0.17
Vnesheconombank Via VEB Finance PLC 6.025%, 07/05/2022		480,000	514,704	0.18
			17,184,547	5.94
Singapore (Cost $255,946)
SingTel Group Treasury Pte. Ltd. 2.375%, 09/08/2017		255,000	255,557	0.09
			255,557	0.09
South Africa (Cost $1,822,591)
Myriad International Holdings B.V. 5.500%, 07/21/2025		610,000	646,143	0.22
Petra Diamonds US Treasury PLC 7.250%, 05/01/2022		1,200,000	1,254,000	0.44
			1,900,143	0.66
Tanzania (Cost $3,623,220)
HTA Group Ltd. 9.125%, 03/08/2022		3,610,000	3,642,310	1.26
			3,642,310	1.26
Thailand (Cost $763,088)
PTT Global Chemical PCL 4.250%, 09/19/2022		730,000	769,021	0.27
			769,021	0.27

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Turkey (Cost $3,219,156)
Turkiye Is Bankasi 6.000%, 10/24/2022		2,680,000	$2,678,049	0.92
Yuksel Insaat A.S. 9.500%, 11/10/2015(2)(3)		535,000	107,043	0.04
			2,785,092	0.96
Ukraine (Cost $26,352,983)
Avangardco Investments Public Ltd. (50% PIK) 10.000%, 10/29/2018(6)		827,271	219,392	0.08
DTEK Finance PLC (45% PIK) 10.750%, 12/31/2024(6)		12,574,162	11,253,875	3.89
Ferrexpo Finance PLC 10.375%, 04/07/2019		1,578,000	1,649,325	0.57
Metinvest B.V. 9.373%, (100% Cash), 12/31/2021(4)(6)		7,403,176	7,029,612	2.43
MHP , 05/10/2024(8)		700,000	708,316	0.24
MHP S.A. 8.250%, 04/02/2020		4,440,000	4,617,600	1.60
UkrLandFarming PLC 10.875%, 03/26/2018		2,507,512	677,530	0.23
			26,155,650	9.04
United Arab Emirates (Cost $7,947,535)
Abu Dhabi National Energy Co. PJSC 2.500%, 01/12/2018		215,000	215,426	0.07
Abu Dhabi National Energy Co. PJSC 5.875%, 12/13/2021		670,000	748,792	0.26
Abu Dhabi National Energy Co. PJSC 4.375%, 06/22/2026		300,000	308,274	0.11
ADCB Finance Cayman Ltd. 4.500%, 03/06/2023		745,000	770,048	0.27
BOS Funding Ltd. 3.374%, 06/08/2020		315,000	315,000	0.11
DIB Sukuk Ltd. 3.664%, 02/14/2022		620,000	623,100	0.22
DP World Ltd. 6.850%, 07/02/2037		750,000	881,250	0.30
EMG Sukuk Ltd. 4.564%, 06/18/2024		825,000	859,930	0.30
MAF Global Securities Ltd. 4.750%, 05/07/2024		840,000	882,407	0.30
National Bank of Abu Dhabi PJSC, FRN 5.250%, 06/17/2020		910,000	928,928	0.32
Sukuk Funding No. 3 Ltd. 4.348%, 12/03/2018		1,385,000	1,426,550	0.49
			7,959,705	2.75
Venezuela (Cost $10,699,728)
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		300,000	272,250	0.09
Petroleos de Venezuela S.A. 8.500%, 10/27/2020		9,813,000	7,688,486	2.66
Petroleos de Venezuela S.A. 9.750%, 05/17/2035		6,519,093	3,116,126	1.08
			11,076,862	3.83
Total Debt Securities (Cost $269,438,473)			268,836,168	92.89

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Bank Loans

China (Cost $39,677)
Far East Energy Bermuda Ltd. 10.000%, 03/29/2016(3)(5)		89,943	$—	—
Far East Energy Bermuda Ltd. 25.000%, 03/29/2016(3)(5)		39,677	—	—
			—	—
Czech Republic (Cost $362,933)
New World Resources N.V. 8.500%, 10/07/2016(3)(5)	EUR	335,094	—	—
			—	—
Nigeria (Cost $1,034,318)
Seven Energy Ltd., FRN 10.750%, 06/30/2020		1,085,453	646,496	0.22
			646,496	0.22
United Arab Emirates (Cost $13,132,121)
DP World Ltd. 3.750%, 09/30/2022		10,052,545	8,795,976	3.04
DP World Ltd. 4.750%, 09/30/2022		432,443	378,387	0.13
Dubai Drydocks World LLC, FRN 4.000%, 10/18/2017	EUR	1,078,943	928,481	0.32
Dubai Drydocks World LLC, FRN 4.630%, 10/18/2017		1,737,901	1,372,942	0.47
Dubai Drydocks World LLC 0.100%, 10/18/2027		6,758,421	1,148,932	0.40
			12,624,718	4.36
Total Bank Loans (Cost $14,569,049)			13,271,214	4.58

	Currency(1)	Shares	Value	% of Net Assets
Equity Securities
Czech Republic (Cost $1,093,253)
New World Resources PLC, Class A*	GBP	36,580,138	$1	—
			1	—

Mexico (Cost $2,989)
Corp. GEO S.A.B. de C.V., Series B*	MXN	7,952	1,098	—
			1,098	—
Total Equity Securities (Cost $1,096,242)			1,099	—

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Number of Warrants	Value	% of Net Assets
Warrants

China (Cost $3,926)
Far East Energy Bermuda Ltd., Exp. 12/31/2017, Strike Price $11.92*(4)(5)		186,955	$—	—

Mexico (Cost $—)
Corp. GEO S.A.B. de C.V., Exp. 07/31/2022, Strike Price $9.75*(5)	MXN	13,777	—	—

Total Warrants (Cost $3,926)			—	—

Total Investments (Total Cost $285,107,690)			282,108,481	97.47

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			7,313,976	2.53

Net Assets			$289,422,457	100.00

*	Non-income producing security.
(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Issuer has defaulted on terms of debt obligation.
(3)	Maturity has been extended under the terms of a plan of reorganization.
(4)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(5)	Security has been deemed worthless and is a Level 3 investment.
(6)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(7)	Zero coupon bond - interest rate reflects effective yield on the date of purchase.
(8)	When issued security.

Percentages shown are based on net assets.

At April 30, 2017, the Ashmore Emerging Markets Corporate Debt Fund had outstanding forward foreign currency exchange contracts as follows:

Settlement Date	Counterparty	Currency Buy	Currency Buy Amount (Local Currency)	Currency Sell	Currency Sell Amount (Local Currency)	Unrealized Gain/(Loss)
05/19/2017	BNP Paribas	United States Dollar	1,299,298	Euro	1,210,205	$(20,297)

Total						$(20,297)

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Corporate Debt Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Debt Securities
Corporate Bonds	$—	$260,215,238	$3,000	$260,218,238
Corporate Convertible Bonds	—	557,240	—	557,240
Financial Certificates	—	4,157,610	—	4,157,610
Government Agencies	—	3,903,080	—	3,903,080

Total Debt Securities	—	268,833,168	3,000	268,836,168
Bank Loans
Nigeria	—	646,496	—	646,496
United Arab Emirates	—	—	12,624,718	12,624,718

Total Bank Loans	—	646,496	12,624,718	13,271,214
Common Stock
Czech Republic	—	—	1	1
Mexico	1,098	—	—	1,098

Total Common Stock	1,098	—	1	1,099
Warrants	—	—	—	—
Total Investments	$1,098	$269,479,664	$12,627,719	$282,108,481

Other Financial Instruments
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(20,297)	$—	$(20,297)

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Category and Subcategory	Beginning Balance at 10/31/2016	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation/ (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2017	Change in Unrealized Appreciation (Depreciation) from Investments still held at 04/30/2017
Investments, at value
Corporate Bonds
China	$4,800	$—	$—	$—	$—	$(1,800)	$—	$—	$3,000	$(1,800)
Bank Loans
Czech Republic	—	—	—	(4,708)	(930)	5,638	—	—	—	5,638
Sierra Leone	1,109,250	4,784	—	(1,104,976)	13,975	(23,033)	—	—	—	—
United Arab Emirates	11,891,922	370,027	933,829	(429,526)	58,787	(200,321)	—	—	12,624,718	(200,321)
Common Stock
Czech Republic	1	—	—	—	—	—	—	—	1	—
Warrants
China	—	—	—	—	—	—	—	—	—	—
Mexico	—	—	—	—	—	—	—	—	—	—
Total	$13,005,973	$374,811	$933,829	$(1,539,210)	$71,832	$(219,516)	$—	$—	$12,627,719	$(196,483)

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2017.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 04/30/2017	Valuation Technique	Unobservable Input	Actual
Corporate Bonds	$3,000	Broker quote	Inputs to broker model	N/A
Bank Loans	12,624,718	Broker quote Discount from	Inputs to broker model	N/A
Common Stock	1	last traded price	Discount percentage	100%
Total	$12,627,719

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS CORPORATE DEBT FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments†:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of April 30, 2017:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Liabilities:
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(20,297)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2017:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$249,949

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	$(37,414)

†	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2017, for US federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$286,109,603
Gross tax appreciation of investments	11,872,632
Gross tax depreciation of investments	(15,873,754)
Net tax depreciation of investments	$(4,001,122)

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Debt Securities

Angola (Cost $3,607,908)
Angola (Rep of) Via Northern Lights III B.V. 7.000%, 08/17/2019		3,618,750	$3,736,178	2.51
			3,736,178	2.51
Azerbaijan (Cost $867,262)
International Bank of Azerbaijan OJSC 5.625%, 06/11/2019		900,000	904,608	0.61
			904,608	0.61
Bangladesh (Cost $458,315)
Banglalink Digital Communications Ltd. 8.625%, 05/06/2019		450,000	469,845	0.31
			469,845	0.31
Barbados (Cost $4,041,524)
Columbus Cable Barbados Ltd. 7.375%, 03/30/2021		3,830,000	4,122,037	2.77
			4,122,037	2.77
Belarus (Cost $2,773,064)
Belarus (Rep of) 8.950%, 01/26/2018		2,700,000	2,795,980	1.88
			2,795,980	1.88
Brazil (Cost $30,965,126)
Andrade Gutierrez International S.A. 4.000%, 04/30/2018		1,780,000	1,610,900	1.08
Braskem Finance Ltd. 5.750%, 04/15/2021		1,500,000	1,575,000	1.06
Itau Unibanco Holding S.A. 5.750%, 01/22/2021		1,640,000	1,743,074	1.17
Marfrig Holdings Europe B.V. 6.875%, 06/24/2019		4,480,000	4,652,256	3.13
Marfrig Holdings Europe B.V. 11.250%, 09/20/2021		500,000	500,625	0.34
Petrobras Global Finance B.V. 5.875%, 03/01/2018		525,000	536,156	0.36
Petrobras Global Finance B.V. 3.000%, 01/15/2019		2,600,000	2,597,400	1.75
Petrobras Global Finance B.V. 7.875%, 03/15/2019		500,000	542,750	0.37
Petrobras Global Finance B.V. 5.750%, 01/20/2020		5,560,000	5,851,900	3.93
Petrobras Global Finance B.V. 5.375%, 01/27/2021		3,800,000	3,903,930	2.62
Petrobras Global Finance B.V. 8.375%, 05/23/2021		400,000	453,000	0.30
QGOG Atlantic/Alaskan Rigs Ltd. 5.250%, 07/30/2018		1,699,289	1,667,427	1.12
QGOG Constellation S.A. 6.250%, 11/09/2019		830,000	601,750	0.40
Vale Overseas Ltd. 4.625%, 09/15/2020		1,300,000	1,360,125	0.91
Vale Overseas Ltd. 5.875%, 06/10/2021		4,785,000	5,167,800	3.47
			32,764,093	22.01
Chile (Cost $439,457)
Corp. Nacional del Cobre de Chile 7.500%, 01/15/2019		400,000	436,815	0.29
			436,815	0.29
China (Cost $2,761,331)
China Hongqiao Group Ltd. 6.875%, 05/03/2018		600,000	588,011	0.39
CIFI Holdings Group Co. Ltd. 7.750%, 06/05/2020		300,000	321,378	0.22
ICBC Standard Bank PLC 8.125%, 12/02/2019		900,000	1,000,800	0.67
Kaisa Group Holdings Ltd. 7.560%, 12/31/2019(2)		556,827	548,307	0.37
Kaisa Group Holdings Ltd. 7.560%, 06/30/2020(2)		403,262	396,435	0.27
			2,854,931	1.92
Colombia (Cost $2,868,361)
Millicom International Cellular S.A. 6.625%, 10/15/2021		2,785,000	2,920,769	1.96
			2,920,769	1.96
Ecuador (Cost $17,796,332)
Ecuador (Rep of) 10.500%, 03/24/2020		9,540,000	10,207,800	6.86
Ecuador (Rep of) 10.750%, 03/28/2022		1,400,000	1,519,000	1.02

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
Ecuador - (continued)
EP PetroEcuador via Noble Sovereign Funding I Ltd., FRN 6.781%, 09/24/2019		7,271,053	$7,285,595	4.89
			19,012,395	12.77
Iraq (Cost $417,839)
Oilflow SPV 1 DAC 12.000%, 01/13/2022		400,000	419,963	0.28
			419,963	0.28
Jamaica (Cost $8,458,051)
Digicel Group Ltd. 8.250%, 09/30/2020		9,500,000	8,692,500	5.84
			8,692,500	5.84
Kazakhstan (Cost $10,691,663)
Halyk Savings Bank of Kazakhstan JSC 7.250%, 01/28/2021		1,670,000	1,825,470	1.23
Kazkommertsbank JSC 8.500%, 05/11/2018		1,485,000	1,528,808	1.03
Zhaikmunai LLP 6.375%, 02/14/2019		4,400,000	4,292,191	2.88
Zhaikmunai LLP 7.125%, 11/13/2019		3,800,000	3,721,082	2.50
			11,367,551	7.64
Lebanon (Cost $2,981,827)
Lebanon (Rep of) 6.375%, 03/09/2020		1,460,000	1,508,180	1.01
Lebanon (Rep of) 8.250%, 04/12/2021		1,370,000	1,518,453	1.02
			3,026,633	2.03
Mexico (Cost $1,111,395)
Cemex S.A.B. de C.V. 6.500%, 12/10/2019		312,000	329,160	0.22
Petroleos Mexicanos, FRN 4.770%, 03/11/2022		740,000	803,751	0.54
			1,132,911	0.76
Pakistan (Cost $1,242,930)
Third Pakistan International Sukuk (The) Co. Ltd. 5.500%, 10/13/2021		1,200,000	1,238,839	0.83
			1,238,839	0.83
Russian Federation (Cost $16,429,942)
Alfa Bank AO Via Alfa Bond Issuance PLC 7.500%, 09/26/2019		1,120,000	1,220,800	0.82
Credit Bank of Moscow Via CBOM Finance PLC 7.700%, 02/01/2018		850,000	878,281	0.59
Credit Bank of Moscow Via CBOM Finance PLC 5.875%, 11/07/2021		1,000,000	1,040,000	0.70
GTH Finance B.V. 6.250%, 04/26/2020		6,000,000	6,375,000	4.28
Lukoil International Finance B.V. 6.125%, 11/09/2020		200,000	219,952	0.15
Metalloinvest Finance DAC 5.625%, 04/17/2020		200,000	212,096	0.14
Promsvyazbank OJSC Via PSB Finance S.A. 5.250%, 10/19/2019		400,000	407,764	0.27
Sistema JSFC via Sistema International Funding S.A. 6.950%, 05/17/2019		845,000	906,263	0.61
TMK OAO Via TMK Capital S.A. 6.750%, 04/03/2020		3,390,000	3,604,736	2.42
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, 02/02/2021		970,000	1,097,508	0.74
VimpelCom Holdings B.V. 5.200%, 02/13/2019		600,000	620,880	0.42
Vnesheconombank Via VEB Finance PLC 5.450%, 11/22/2017		134,000	136,456	0.09
Vnesheconombank Via VEB Finance PLC 4.224%, 11/21/2018		200,000	204,750	0.14
			16,924,486	11.37

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Par	Value	% of Net Assets
South Africa (Cost $4,280,776)
Eskom Holdings SOC Ltd. 5.750%, 01/26/2021		4,420,000	$4,436,575	2.98
			4,436,575	2.98
Ukraine (Cost $7,011,216)
Ferrexpo Finance PLC 10.375%, 04/07/2019		2,570,000	2,686,164	1.81
Metinvest B.V. 9.373%, 12/31/2021, (100% Cash),(2)(3)		159,752	151,691	0.10
MHP S.A. 8.250%, 04/02/2020		4,600,000	4,784,000	3.21
			7,621,855	5.12
Venezuela (Cost $13,304,826)
Petroleos de Venezuela S.A. 8.500%, 11/02/2017		2,346,333	2,129,297	1.43
Petroleos de Venezuela S.A. 8.500%, 10/27/2020		14,781,000	11,580,914	7.78
			13,710,211	9.21
Total Debt Securities (Cost $132,509,145)			138,589,175	93.09

Bank Loans
United Arab Emirates (Cost $4,307,460)
DP World Ltd. 3.750%, 09/30/2022		5,039,411	4,409,485	2.96

Total Bank Loans (Cost $4,307,460)			4,409,485	2.96

Total Investments (Total Cost $136,816,605)			142,998,660	96.05

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			5,874,131	3.95

Net Assets			$148,872,791	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Security is a payment in-kind bond, and unless otherwise noted in the description of the security, pays its entire coupon on an in-kind basis.
(3)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Short Duration Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Debt Securities
Corporate Bonds	$—	$113,730,697	$—	$113,730,697
Financial Certificates	—	1,238,839	—	1,238,839
Government Agencies	—	2,334,048	—	2,334,048
Government Bonds	—	21,285,591	—	21,285,591

Total Debt Securities	—	138,589,175	—	138,589,175
Bank Loans	—	—	4,409,485	4,409,485
Total Investments	$—	$138,589,175	$4,409,485	$142,998,660

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used for the Fund during the period ending April 30, 2017:

Category and Subcategory	Beginning Balance at 10/31/2016	Accrued Discounts (Premiums)	Purchases	Sales	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Ending Balance at 04/30/2017	Change in Unrealized Appreciation (Depreciation) from Investments still held at 04/30/2017
Investments, at value
Bank Loans	$3,619,390	$49,689	$746,938	$(146,529)	$17,401	$122,596	$—	$—	$4,409,485	$122,596
Total	$3,619,390	$49,689	$746,938	$(146,529)	$17,401	$122,596	$—	$—	$4,409,485	$122,596

See the table on “Quantitative information about Fair Value measurements” for information on the valuation techniques and inputs used to value Level 3 securities at April 30, 2017.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 04/30/2017	Valuation Technique	Unobservable Input
Bank Loans	$4,409,485	Broker quote	Inputs to broker model

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments†:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2017:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Gain on Forward Foreign Currency Exchange Contracts	$159,265

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized resulting from Operations:
Net Change in Unrealized Depreciation on Forward Foreign
Currency Exchange Contracts	$(8,027)

†	See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2017, for US federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$136,816,605
Gross tax appreciation of investments	6,190,818
Gross tax depreciation of investments	(8,763)
Net tax appreciation of investments	$6,182,055

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Investment Companies

Ashmore Emerging Markets Frontier Equity Fund(2)		188,351	$1,928,710	30.06
Ashmore Emerging Markets Small-Cap Equity Fund(2)		157,544	1,917,310	29.88
Ashmore Emerging Markets Value(2)		271,031	2,515,169	39.20
Total Investment Companies (Cost $5,554,156)			6,361,189	99.14

Total Investments (Total Cost $5,554,156)			6,361,189	99.14

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			55,308	0.86

Net Assets			$6,416,497	100.00

(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Investment in affiliated fund.

Percentages shown are based on net assets.

At April 30, 2017, the Fund’s percentages of ownership of other funds were as follows:

Ashmore Mutual Fund	Percentage
Emerging Markets Frontier Equity Fund	3.0%
Emerging Markets Small-Cap Equity Fund	5.2%
Emerging Markets Value Fund	22.8%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Equity Opportunities Fund’s investments, which are carried at fair value, as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Investment Companies	$—	$6,361,189	$—	$6,361,189

Total Investments	$—	$6,361,189	$—	$6,361,189

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, for US federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$5,554,289

Gross tax appreciation of investments	806,900
Gross tax depreciation of investments	—

Net tax depreciation of investments	$806,900

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Brazil (Cost $690,404)
Banco do Brasil S.A.*	BRL	40,800	$422,262	3.93
Kroton Educacional S.A.	BRL	62,200	292,966	2.72
			715,228	6.65
China (Cost $3,033,052)
Alibaba Group Holding Ltd. ADR*		8,597	992,953	9.24
China Construction Bank Corp., Class H	HKD	506,000	411,131	3.83
China Mobile Ltd.	HKD	27,000	287,934	2.68
Haitong Securities Co. Ltd., Class H	HKD	162,800	268,740	2.50
Hengan International Group Co. Ltd.	HKD	49,000	366,633	3.41
Ping An Insurance Group Co. of China Ltd., Class H	HKD	67,000	377,278	3.51
Tencent Holdings Ltd.	HKD	16,700	522,576	4.86
			3,227,245	30.03
Hong Kong (Cost $99,939)
AIA Group Ltd.	HKD	16,000	110,769	1.03
			110,769	1.03
India (Cost $230,776)
Axis Bank Ltd. GDR (Registered)		6,834	268,234	2.50
			268,234	2.50
Indonesia (Cost $392,138)
Telekomunikasi Indonesia Persero Tbk PT	IDR	1,259,500	412,935	3.84
			412,935	3.84
Mexico (Cost $291,843)
Fibra Uno Administracion S.A. de C.V.	MXN	61,700	107,765	1.00
Fomento Economico Mexicano S.A.B. de C.V. ADR		1,304	117,412	1.09
Grupo Financiero Banorte S.A.B. de C.V., Series O	MXN	17,900	103,595	0.97
			328,772	3.06
Russian Federation (Cost $943,270)
Rosneft Oil Co. PJSC GDR (Registered)		62,385	345,301	3.21
Sberbank of Russia PJSC ADR		22,224	264,244	2.46
X5 Retail Group N.V. GDR (Registered)*		10,333	364,238	3.39
			973,783	9.06
South Africa (Cost $548,215)
FirstRand Ltd.	ZAR	52,036	194,107	1.81
Naspers Ltd., Class N	ZAR	2,204	418,667	3.89
			612,774	5.70
South Korea (Cost $856,929)
GS Retail Co. Ltd.	KRW	2,341	109,243	1.02
Samsung Electronics Co. Ltd.	KRW	90	176,457	1.64
Samsung Electronics Co. Ltd. GDR(2)		597	585,657	5.45
Samsung Life Insurance Co. Ltd.(2)	KRW	1,598	153,775	1.43
			1,025,132	9.54
Taiwan (Cost $1,482,199)
Catcher Technology Co. Ltd.	TWD	49,000	503,464	4.68
Cathay Financial Holding Co. Ltd.	TWD	66,000	105,876	0.99
Eclat Textile Co. Ltd.	TWD	30,000	328,627	3.06

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Taiwan - (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	TWD	63,000	$406,135	3.78
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		7,281	240,783	2.24
			1,584,885	14.75
Total Common Stock (Cost $8,568,765)			9,259,757	86.16

Preferred Stock

Brazil (Cost $613,977)
Itau Unibanco Holding S.A. ADR		26,346	324,056	3.02
Petroleo Brasileiro S.A.*	BRL	47,900	210,823	1.96
Petroleo Brasileiro S.A. ADR*		6,267	54,711	0.51
			589,590	5.49
South Korea (Cost $253,815)
Samsung Electronics Co. Ltd.	KRW	183	281,922	2.62
			281,922	2.62
Total Preferred Stock (Cost $867,792)			871,512	8.11

Equity-Linked Securities

India (Cost $397,823)
Maruti Suzuki India Ltd., Issued by Citigroup Global Markets		4,838	490,707	4.57
			490,707	4.57

Total Equity-Linked Securities (Cost $397,823)			490,707	4.57

Total Investments (Total Cost $9,834,380)			10,621,976	98.84

Other Assets Less Liabilities			124,893	1.16

Net Assets			$10,746,869	100.00

*	Non-income producing security.
(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, the industry sectors for the Ashmore Emerging Markets Active Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	14.2%
Consumer Staples	8.9
Energy	5.7
Financials	28.0
Information Technology	34.5
Real Estate	1.0
Telecommunication Services	6.5
Total Investments	98.8
Other Assets Less Liabilities	1.2
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Active Equity Fund’s investments, which are carried at fair value as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Brazil	$715,228	$—	$—	$715,228
China	3,227,245	—	—	3,227,245
Hong Kong	110,769	—	—	110,769
India	268,234	—	—	268,234
Indonesia	412,935	—	—	412,935
Mexico	328,772	—	—	328,772
Russian Federation	973,783	—	—	973,783
South Africa	612,774	—	—	612,774
South Korea	1,025,132	—	—	1,025,132
Taiwan	1,584,885	—	—	1,584,885

Total Common Stock	9,259,757	—	—	9,259,757
Preferred Stock
Brazil	589,590	—	—	589,590
South Korea	281,922	—	—	281,922

Total Preferred Stock	871,512	—	—	871,512
Equity - Linked Securities
India	—	490,707	—	490,707
Total Investments	$10,131,269	$490,707	$—	$10,621,976

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. From the Fund’s commencement of operation on November 1, 2016 through April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3 classifications.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, for US federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$9,899,415
Gross tax appreciation of investments	888,344
Gross tax depreciation of investments	(165,783)
Net tax appreciation of investments	$722,561

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $2,818,033)
Adecoagro S.A.*		66,653	$739,182	1.97
Grupo Supervielle S.A. ADR*		62,200	1,056,778	2.82
IRSA Inversiones y Representaciones S.A. ADR		36,882	930,164	2.48
Pampa Energia S.A. ADR*		21,468	1,170,865	3.12
			3,896,989	10.39
Brazil (Cost $2,234,430)
Iochpe-Maxion S.A.	BRL	103,846	546,704	1.46
Minerva S.A.	BRL	56,200	178,831	0.48
MRV Engenharia e Participacoes S.A.	BRL	73,700	370,120	0.99
Rumo S.A.*	BRL	322,600	887,289	2.36
SLC Agricola S.A.	BRL	69,500	429,168	1.14
Tupy S.A.*	BRL	73,300	352,176	0.94
			2,764,288	7.37
Chile (Cost $464,043)
Vina Concha y Toro S.A.	CLP	284,389	459,817	1.23
			459,817	1.23
China (Cost $9,496,827)
Angang Steel Co. Ltd., Class H*	HKD	434,000	291,813	0.78
BBMG Corp., Class H	HKD	831,000	445,502	1.19
Bitauto Holdings Ltd. ADR*		21,543	631,641	1.68
China Lesso Group Holdings Ltd.	HKD	973,000	775,563	2.07
China Machinery Engineering Corp., Class H	HKD	555,000	413,841	1.10
China State Construction International Holdings Ltd.	HKD	420,000	762,424	2.03
China Yongda Automobiles Services Holdings Ltd.	HKD	858,500	797,978	2.13
Far East Horizon Ltd.	HKD	483,000	444,603	1.19
Goodbaby International Holdings Ltd.	HKD	705,000	319,946	0.85
Greatview Aseptic Packaging Co. Ltd.	HKD	241,000	124,863	0.33
Huadian Fuxin Energy Corp. Ltd., Class H	HKD	1,116,000	258,255	0.69
Ju Teng International Holdings Ltd.	HKD	1,841,000	681,646	1.82
Li Ning Co. Ltd.*	HKD	560,500	368,942	0.98
Longfor Properties Co. Ltd.	HKD	504,000	873,440	2.33
Minth Group Ltd.	HKD	142,000	527,593	1.41
Nine Dragons Paper Holdings Ltd.	HKD	282,000	304,538	0.81
Rici Healthcare Holdings Ltd.*(2)	HKD	975,000	256,963	0.69
Shenzhen Investment Ltd.	HKD	1,552,000	704,334	1.88
Sinovac Biotech Ltd.*		29	162	—
Tarena International, Inc. ADR		28,122	523,350	1.40
Technovator International Ltd.	HKD	306,000	116,053	0.31
Xinchen China Power Holdings Ltd.*	HKD	981,000	158,910	0.42
			9,782,360	26.09
Colombia (Cost $561,145)
Gran Tierra Energy, Inc.*		213,500	538,020	1.44
			538,020	1.44
Egypt (Cost $1,181,803)
Oriental Weavers	EGP	277,537	287,531	0.77
Palm Hills Developments S.A.E.	EGP	4,620,886	757,774	2.02
			1,045,305	2.79
Indonesia (Cost $797,532)
AKR Corporindo Tbk PT	IDR	480,200	244,081	0.65
Bank Tabungan Negara Persero Tbk PT	IDR	3,505,600	604,913	1.61
Berlian Laju Tanker Tbk PT(3)	IDR	4,428,000	—	—
			848,994	2.26

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Malaysia (Cost $146,411)
Dialog Group Bhd.	MYR	424,900	$190,867	0.51
			190,867	0.51
Mexico (Cost $1,390,830)
Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR*		14,300	180,323	0.48
Grupo Elektra S.A.B. DE C.V.	MXN	12,910	426,844	1.14
Grupo Lamosa S.A.B. de C.V.	MXN	100,480	207,629	0.55
PLA Administradora Industrial S. de R.L. de C.V.*	MXN	330,300	557,248	1.49
Vitro S.A.B. de C.V., Series A	MXN	108,858	417,500	1.11
			1,789,544	4.77
Peru (Cost $248,319)
Volcan Cia Minera S.A.A., Class B	PEN	1,392,196	369,106	0.98
			369,106	0.98
Philippines (Cost $284,243)
Century Properties Group, Inc.	PHP	10,027,001	98,333	0.26
			98,333	0.26
Russian Federation (Cost $873,485)
Aeroflot PJSC*	RUB	246,060	759,634	2.03
LSR Group PJSC GDR (Registered)		152,688	506,161	1.35
			1,265,795	3.38
South Korea (Cost $3,036,849)
AfreecaTV Co. Ltd.	KRW	13,060	272,586	0.73
Cosmax, Inc.	KRW	5,881	733,898	1.96
DuzonBizon Co. Ltd.	KRW	11,729	280,366	0.75
Hyundai Mipo Dockyard Co. Ltd.*	KRW	5,191	422,433	1.12
Interpark Corp.	KRW	16,156	152,629	0.41
Modetour Network, Inc.	KRW	9,116	316,444	0.84
Soulbrain Co. Ltd.	KRW	3,658	176,808	0.47
Viatron Technologies, Inc.	KRW	36,248	656,217	1.75
			3,011,381	8.03
Taiwan (Cost $3,291,417)
AcBel Polytech, Inc.	TWD	221,000	171,403	0.46
Chipbond Technology Corp.	TWD	105,000	156,607	0.42
Egis Technology, Inc.*	TWD	116,244	641,498	1.71
Fulgent Sun International Holding Co. Ltd.	TWD	399,000	1,006,394	2.68
Merry Electronics Co. Ltd.	TWD	179,000	1,061,980	2.83
MPI Corp.	TWD	153,000	547,678	1.46
On-Bright Electronics, Inc.	TWD	92,000	579,364	1.55
			4,164,924	11.11
Thailand (Cost $457,948)
Supalai PCL (Registered)	THB	769,200	547,046	1.46
			547,046	1.46
Turkey (Cost $709,124)
Turkiye Sinai Kalkinma Bankasi A.S.	TRY	1,766,945	751,161	2.00
			751,161	2.00
United Arab Emirates (Cost $371,510)
Orascom Construction Ltd.*		61,289	377,921	1.01
			377,921	1.01
United States (Cost $464,850)
China Rapid Finance Ltd. ADR*		77,475	495,840	1.32
			495,840	1.32
Total Common Stock (Cost $28,828,799)			32,397,691	86.40

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Preferred Stock

Brazil (Cost $2,011,967)
Banco ABC Brasil S.A.*	BRL	76,249	$428,083	1.14
Cia Energetica de Minas Gerais S.A. ADR		151,289	413,019	1.10
Gol Linhas Aereas Inteligentes S.A. ADR		17,723	556,857	1.48
Metalurgica Gerdau S.A.	BRL	651,300	943,898	2.52
			2,341,857	6.24
Colombia (Cost $413,770)
Avianca Holdings S.A. ADR		42,660	310,565	0.83
			310,565	0.83
Total Preferred Stock (Cost $2,425,737)			2,652,422	7.07

Warrants

Brazil (Cost $—)
Iochpe-Maxion S.A., Exp. 06/03/2019, Strike Price $12.7*	BRL	2,184	4,115	0.01
			4,115	0.01
Total Warrants (Cost $—)			4,115	0.01
Equity-Linked Securities

India (Cost $1,913,634)
Balrampur Chini Mills Ltd., Issued by Merrill Lynch International & Co.		226,100	570,258	1.52
Claris Lifesciences Ltd., Issued by JP Morgan Structured Products		91,631	504,732	1.35
Gujarat Pipavav Port Ltd., Issued by Merrill Lynch International & Co.		185,397	459,242	1.22
MT Educare Ltd., Issued by Merrill Lynch International & Co.		137,117	171,796	0.46
Persistent Systems Ltd., Issued by JP Morgan Structured Products		51,196	466,120	1.24
			2,172,148	5.79
Total Equity-Linked Securities (Cost $1,913,634)			2,172,148	5.79

Total Investments (Total Cost $33,168,170)			37,226,376	99.27
Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			273,225	0.73
Net Assets			$37,499,601	100.00

*	Non-income producing security.
(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, the industry sectors for the Ashmore Emerging Markets Small-Cap Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	14.3%
Consumer Staples	8.3
Energy	1.4
Financials	9.9
Health Care	2.0
Industrials	19.4
Information Technology	17.6
Materials	8.2
Real Estate	13.3
Utilities	4.9
Total Investments	99.3
Other Assets Less Liabilities	0.7
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Small-Cap Equity Fund’s investments and other financial instruments, which are carried at fair value, as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$ 3,896,989	$ —	$—	$ 3,896,989
Brazil	2,764,288	—	—	2,764,288
Chile	459,817	—	—	459,817
China	9,782,360	—	—	9,782,360
Colombia	538,020	—	—	538,020
Egypt	1,045,305	—	—	1,045,305
Indonesia	848,994	—	—	848,994
Malaysia	190,867	—	—	190,867
Mexico	1,581,915	207,629	—	1,789,544
Peru	369,106	—	—	369,106
Philippines	98,333	—	—	98,333
Russian Federation	1,265,795	—	—	1,265,795
South Korea	3,011,381	—	—	3,011,381
Taiwan	4,164,924	—	—	4,164,924
Thailand	547,046	—	—	547,046
Turkey	751,161	—	—	751,161
United Arab Emirates	377,921	—	—	377,921
United States	495,840	—	—	495,840

Total Common Stock	32,190,062	207,629	—	32,397,691
Preferred Stock
Brazil	2,341,857	—	—	2,341,857
Colombia	310,565	—	—	310,565

Total Preferred Stock	2,652,422	—	—	2,652,422
Warrants
Brazil	—	4,115	—	4,115
Equity-Linked Securities
India	—	2,172,148	—	2,172,148
Total Investments	$34,842,484	$2,383,892	$—	$37,226,376

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS SMALL-CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The following is a summary of the fair values of the Fund’s derivative instruments†:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2017:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$(391)

† See note 10 in the Notes to the Financial Statements for additional information.

At April 30, 2017, for US federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$33,694,500
Gross tax appreciation of investments	6,077,702
Gross tax depreciation of investments	(2,545,826)
Net tax depreciation of investments	$3,531,876

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales and other transactions.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $7,457,009)
Banco Macro S.A. ADR		33,368	$2,860,305	3.95
Globant S.A.*		40,990	1,553,111	2.14
Grupo Financiero Galicia S.A. ADR		66,989	2,617,261	3.61
Pampa Energia S.A. ADR*		27,878	1,520,466	2.10
YPF S.A. ADR		77,616	2,004,821	2.77
			10,555,964	14.57
Bangladesh (Cost $1,077,526)
BRAC Bank Ltd.	BDT	1,697,180	1,485,603	2.05
			1,485,603	2.05
Egypt (Cost $2,433,116)
Commercial International Bank Egypt S.A.E.	EGP	604,956	2,476,800	3.42
			2,476,800	3.42
Georgia (Cost $2,886,465)
BGEO Group PLC	GBP	44,293	2,065,259	2.85
Georgia Healthcare Group PLC*(2)	GBP	277,181	1,274,467	1.76
			3,339,726	4.61
Kazakhstan (Cost $583,657)
Halyk Savings Bank of Kazakhstan JSC GDR (Registered)*		117,356	880,170	1.22
			880,170	1.22
Kenya (Cost $3,600,085)
KCB Group Ltd.	KES	4,248,800	1,296,872	1.79
Kenya Electricity Generating Co. Ltd.*	KES	9,725,920	607,870	0.84
Safaricom Ltd.	KES	8,912,700	1,662,495	2.29
			3,567,237	4.92
Kuwait (Cost $5,977,333)
Human Soft Holding Co. K.S.C.	KWD	67,600	839,862	1.16
Mabanee Co. S.A.K.	KWD	639,256	1,680,870	2.32
Mobile Telecommunications Co. K.S.C.	KWD	502,232	726,318	1.00
National Bank of Kuwait S.A.K.P.	KWD	1,213,635	2,712,478	3.74
National Gulf Holding*(3)	KWD	167,302	—	—
			5,959,528	8.22
Mauritius (Cost $2,090,844)
MCB Group Ltd.	MUR	331,900	2,176,979	3.00
			2,176,979	3.00
Nigeria (Cost $2,031,189)
Dangote Cement PLC	NGN	1,045,960	544,289	0.75
Guaranty Trust Bank PLC	NGN	9,985,251	870,258	1.20
United Bank for Africa PLC	NGN	39,461,362	751,645	1.04
			2,166,192	2.99
Oman (Cost $518,650)
Bank Muscat S.A.O.G.	OMR	521,290	544,308	0.75
			544,308	0.75
Pakistan (Cost $8,742,362)
D.G. Khan Cement Co. Ltd.	PKR	701,900	1,601,395	2.21
Habib Bank Ltd.	PKR	1,092,900	2,875,207	3.97
Maple Leaf Cement Factory Ltd.	PKR	996,000	1,170,232	1.61
Oil & Gas Development Co. Ltd.	PKR	1,281,900	1,889,167	2.61
Pakistan Oilfields Ltd.	PKR	282,700	1,229,005	1.70
United Bank Ltd.	PKR	951,000	2,252,696	3.11
			11,017,702	15.21
Peru (Cost $2,673,460)
Alicorp S.A.A.	PEN	514,669	1,221,719	1.69

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Peru - (continued)
Credicorp Ltd.		11,000	$1,690,260	2.33
			2,911,979	4.02
Philippines (Cost $2,270,559)
Cosco Capital, Inc.	PHP	9,771,100	1,595,760	2.20
First Gen Corp.	PHP	1,300,400	559,564	0.77
			2,155,324	2.97
Poland (Cost $532,066)
Kernel Holding S.A.	PLN	38,158	678,723	0.94
			678,723	0.94
Sri Lanka (Cost $3,536,462)
John Keells Holdings PLC	LKR	2,215,019	2,339,932	3.23
Sampath Bank PLC	LKR	598,800	1,067,238	1.47
			3,407,170	4.70
United Arab Emirates (Cost $8,233,574)
Agthia Group PJSC*	AED	245,799	418,253	0.58
Aramex PJSC	AED	792,476	1,139,198	1.57
DP World Ltd.		125,272	2,560,560	3.53
Emaar Malls PJSC	AED	1,150,000	804,656	1.11
Emaar Properties PJSC	AED	694,435	1,357,485	1.87
Emirates NBD PJSC	AED	520,157	1,169,751	1.62
NMC Health PLC	GBP	81,574	2,099,358	2.90
			9,549,261	13.18
Vietnam (Cost $3,399,499)
Military Commercial Joint Stock Bank	VND	2,211,636	1,536,432	2.12
Vietnam Dairy Products JSC	VND	337,880	2,198,705	3.03
			3,735,137	5.15
Total Common Stock (Cost $58,043,856)			66,607,803	91.92

Preferred Stock

Colombia (Cost $1,256,989)
Banco Davivienda S.A.	COP	124,683	1,313,791	1.81
			1,313,791	1.81
Total Preferred Stock (Cost $1,256,989)			1,313,791	1.81

Total Investments (Total Cost $59,300,845)			67,921,594	93.73

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			4,540,798	6.27

Net Assets			$72,462,392	100.00

*	Non-income producing security.
(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.
(3)	Security has been deemed worthless and is a Level 3 investment.

Percentages shown are based on net assets.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, the industry sectors for the Ashmore Emerging Markets Frontier Equity Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	1.2%
Consumer Staples	8.4
Energy	7.1
Financials	45.0
Health Care	4.7
Industrials	8.3
Information Technology	2.1
Materials	4.6
Real Estate	5.3
Telecommunication Services	3.3
Utilities	3.7
Total Investments	93.7
Other Assets Less Liabilities	6.3
Net Assets	100.0%

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Frontier Equity Fund’s investments, which are carried at fair value, as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$10,555,964	$—	$—	$10,555,964
Bangladesh	1,485,603	—	—	1,485,603
Egypt	2,476,800	—	—	2,476,800
Georgia	3,339,726	—	—	3,339,726
Kazakhstan	880,170	—	—	880,170
Kenya	3,567,237	—	—	3,567,237
Kuwait	5,959,528	—	—	5,959,528
Mauritius	2,176,979			2,176,979
Nigeria	2,166,192	—	—	2,166,192
Oman	544,308	—	—	544,308
Pakistan	11,017,702	—	—	11,017,702
Peru	2,911,979	—	—	2,911,979
Philippines	2,155,324	—	—	2,155,324
Poland	678,723	—	—	678,723
Sri Lanka	3,407,170	—	—	3,407,170
United Arab Emirates	9,549,261	—	—	9,549,261
Vietnam	3,735,137	—	—	3,735,137

Total Common Stock	66,607,803	—	—	66,607,803
Preferred Stock	1,313,791	—	—	1,313,791
Total Investments	$67,921,594	$—	$—	$67,921,594

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS FRONTIER EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, for US federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$59,445,964
Gross tax appreciation of investments	9,571,325
Gross tax depreciation of investments	(1,095,695)
Net tax appreciation of investments	$8,475,630

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Common Stock

Argentina (Cost $814,258)
Grupo Financiero Galicia S.A. ADR		5,209	$203,516	1.84
Grupo Supervielle S.A. ADR*		10,800	183,492	1.65
Pampa Energia S.A. ADR*		5,167	281,808	2.54
Telecom Argentina S.A. ADR		5,948	134,782	1.22
YPF S.A. ADR		10,263	265,093	2.39
			1,068,691	9.64
Brazil (Cost $540,274)
Banco do Brasil S.A.*	BRL	26,300	272,193	2.45
Minerva S.A.	BRL	17,800	56,640	0.51
Rumo S.A.*	BRL	103,900	285,770	2.58
			614,603	5.54
China (Cost $2,807,043)
Alibaba Group Holding Ltd. ADR*		2,821	325,826	2.94
Angang Steel Co. Ltd., Class H*	HKD	180,000	121,028	1.09
Bank of China Ltd., Class H	HKD	897,000	434,757	3.92
Bitauto Holdings Ltd. ADR*		5,922	173,633	1.57
China Minsheng Banking Corp. Ltd., Class H	HKD	200	197	—
China State Construction International Holdings Ltd.	HKD	104,000	188,791	1.70
China Unicom Hong Kong Ltd.	HKD	80,000	103,261	0.93
Far East Horizon Ltd.	HKD	108,000	99,414	0.90
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	HKD	22,000	62,931	0.57
Haitong Securities Co. Ltd., Class H	HKD	50,000	82,537	0.74
Ju Teng International Holdings Ltd.	HKD	364,500	134,959	1.22
Kingsoft Corp. Ltd.	HKD	40,000	114,163	1.03
Longfor Properties Co. Ltd.	HKD	205,000	355,268	3.20
Luye Pharma Group Ltd.	HKD	88,500	53,475	0.48
NetEase, Inc. ADR		371	98,460	0.89
Ping An Insurance Group Co. of China Ltd., Class H	HKD	74,000	416,695	3.76
Sunny Optical Technology Group Co. Ltd.	HKD	25,000	205,699	1.86
			2,971,094	26.80
Egypt (Cost $141,243)
Palm Hills Developments S.A.E.*	EGP	734,735	120,488	1.09
			120,488	1.09
India (Cost $116,141)
Reliance Industries Ltd. GDR*(2)		3,983	172,265	1.55
			172,265	1.55
Indonesia (Cost $268,183)
Bank Negara Indonesia Persero Tbk PT	IDR	658,800	315,091	2.84
			315,091	2.84
Mexico (Cost $428,686)
Alpek S.A.B. de C.V.	MXN	127,700	153,102	1.38
Cemex S.A.B. de C.V. ADR (Participation Certificate)*		25,418	234,354	2.12
Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR*		2,400	30,264	0.27
Grupo Mexico S.A.B. de C.V., Series B	MXN	16,926	49,784	0.45
			467,504	4.22
Nigeria (Cost $113,295)
Charoen Pokphand Foods PCL (Registered)	THB	132,900	102,778	0.93
			102,778	0.93

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
Peru (Cost $91,318)
Volcan Cia Minera S.A.A., Class B	PEN	417,948	$110,809	1.00
			110,809	1.00
Philippines (Cost $81,828)
Ayala Land, Inc.	PHP	115,600	81,671	0.74
			81,671	0.74
Russian Federation (Cost $363,520)
Aeroflot PJSC*	RUB	73,040	225,488	2.04
Sberbank of Russia PJSC	RUB	38,290	111,113	1.00
X5 Retail Group N.V. GDR (Registered)*		3,331	117,418	1.06
			454,019	4.10
South Korea (Cost $1,341,711)
Cosmax, Inc.	KRW	2,277	284,150	2.56
Hana Financial Group, Inc.	KRW	5,495	189,299	1.71
Hyundai Mipo Dockyard Co. Ltd.*	KRW	1,589	129,309	1.17
POSCO	KRW	1,012	237,903	2.15
Samsung Electronics Co. Ltd.	KRW	63	123,520	1.11
Samsung Electronics Co. Ltd. GDR(2)		411	403,191	3.64
Silicon Works Co. Ltd.	KRW	4,247	109,357	0.99
SK Hynix, Inc.	KRW	3,115	147,825	1.33
			1,624,554	14.66
Taiwan (Cost $815,846)
Catcher Technology Co. Ltd.	TWD	23,000	236,320	2.13
Egis Technology, Inc.*	TWD	17,434	96,210	0.87
Hon Hai Precision Industry Co. Ltd.	TWD	68,000	222,677	2.01
Largan Precision Co. Ltd.	TWD	1,000	166,219	1.50
Merry Electronics Co. Ltd.	TWD	57,000	338,173	3.05
			1,059,599	9.56
Turkey (Cost $346,023)
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	TRY	151,647	125,947	1.13
Turkiye Garanti Bankasi A.S.	TRY	45,018	121,545	1.10
Turkiye Halk Bankasi A.S.	TRY	38,856	128,866	1.16
			376,358	3.39
United States (Cost $137,214)
China Rapid Finance Ltd. ADR*		22,869	146,362	1.32
			146,362	1.32
Total Common Stock (Cost $8,406,583)			9,685,886	87.38

Preferred Stock

Brazil (Cost $310,523)
Cia Energetica de Minas Gerais	BRL	52,800	147,718	1.33
Gerdau S.A. ADR		40,177	122,540	1.11
			270,258	2.44
Colombia (Cost $110,128)
Banco Davivienda S.A.	COP	10,599	111,682	1.01
			111,682	1.01
Total Preferred Stock (Cost $420,651)			381,940	3.45

Equity-Linked Securities

India (Cost $780,125)
Adani Ports and Special Economic Zone Ltd., Class A, Issued by JP Morgan Structured Products B.V.*		42,395	215,962	1.95

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

	Currency(1)	Shares	Value	% of Net Assets
India - (continued)
Axis Bank Ltd., Issued by Merrill Lynch International & Co.		31,302	$247,988	2.24
Bharat Petroleum Corp. Ltd., Issued by JP Morgan Structured Products B.V.		13,960	156,082	1.41
Maruti Suzuki India Ltd., Issued by Merrill Lynch International & Co.		1,964	199,204	1.79
Tech Mahindra Ltd., Issued by JP Morgan Structured Products B.V.		24,474	158,626	1.43
			977,862	8.82
Total Equity-Linked Securities (Cost $780,125)			977,862	8.82

Total Investments (Total Cost $9,607,359)			11,045,688	99.65

Other Assets Less Liabilities (See Statements of Assets and Liabilities for further detail)			39,137	0.35

Net Assets			$11,084,825	100.00

*	Non-income producing security.
(1)	Par values are stated in United States Dollars unless otherwise noted below.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be publicly traded without registration under the Securities Act of 1933.

Percentages shown are based on net assets.

At April 30, 2017, the industry sectors for the Ashmore Emerging Markets Value Fund were:

Sector	Percentage of Net Assets
Consumer Discretionary	1.8%
Consumer Staples	5.1
Energy	5.3
Financials	27.6
Health Care	1.0
Industrials	9.7
Information Technology	27.6
Materials	9.3
Real Estate	6.2
Telecommunication Services	2.1
Utilities	3.9

Total Investments	99.6
Other Assets Less Liabilities	0.4
Net Assets	100.0%

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities and other financial instruments, if any. See note 4 in the Notes to the Financial Statements for more information regarding pricing inputs and valuation techniques. The following is a summary of the inputs used in valuing the Ashmore Emerging Markets Value Fund’s investments, as of April 30, 2017.

	Level 1	Level 2	Level 3	Total
Investments
Assets:
Common Stock
Argentina	$1,068,691	$—	$—	$1,068,691
Brazil	614,603	—	—	614,603
China	2,971,094	—	—	2,971,094
Egypt	120,488	—	—	120,488
India	172,265	—	—	172,265
Indonesia	315,091	—	—	315,091
Mexico	467,504	—	—	467,504
Nigeria	—	102,778	—	102,778
Peru	110,809	—	—	110,809
Philippines	81,671	—	—	81,671
Russian Federation	454,019	—	—	454,019
South Korea	1,624,554	—	—	1,624,554
Taiwan	1,059,599	—	—	1,059,599
Turkey	376,358	—	—	376,358
United States	146,362	—	—	146,362

Total Common Stock	9,583,108	102,778	—	9,685,886
Preferred Stock
Brazil	270,258	—	—	270,258
Colombia	111,682	—	—	111,682

Total Preferred Stock	381,940	—	—	381,940
Equity-Linked Securities
India	—	977,862	—	977,862
Total Investments	$9,965,048	$1,080,640	$—	$11,045,688

The Fund discloses all transfers between levels based on valuations at the end of each reporting period. At April 30, 2017, there were no transfers between Level 1, Level 2 and Level 3 based on levels assigned to the securities on October 31, 2016.

The following is a summary of the fair values of the Fund’s derivative instruments†:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Six Months Ended April 30, 2017:

Derivatives Not Accounted for as Hedging Instruments
Foreign Exchange
Realized Gain (Loss) on Derivatives Recognized resulting from Operations:
Net Realized Loss on Forward Foreign Currency Exchange Contracts	$ (33)

† See note 10 in the Notes to the Financial Statements for additional information.

See accompanying notes to the financial statements.

ASHMORE EMERGING MARKETS VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

At April 30, 2017, for US federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation/(depreciation) on investments in securities (including the effects of foreign currency translation) and the cost basis of investments were as follows:

Federal tax cost of investments	$9,780,776
Gross tax appreciation of investments	1,680,680
Gross tax depreciation of investments	(415,768)
Net tax appreciation of investments	$1,264,912

The difference between book basis and tax basis net unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

See accompanying notes to the financial statements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2017 (Unaudited)

1. Organization

Ashmore Funds (the “Trust”) is a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on August 6, 2010 (inception date) and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”), as an open-end investment management company. The Trust follows accounting and reporting guidance under Financial Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The Trust includes ten funds as of April 30, 2017, each with its own investment objective. The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund (each a “Fund” and collectively, the “Funds”) are separate series of the Trust. The Ashmore Emerging Markets Local Currency Bond Fund and the Ashmore Emerging Markets Short Duration Fund are each non-diversified funds. Non-diversified funds may invest a relatively large portion of their net assets in a single issuer or a small number of issuers. Each of the Funds’ financial statements are presented herein. On November 1, 2016, the Trust launched the Ashmore Emerging Markets Active Equity Fund by offering Class A, Class C and Institutional Class shares of the Fund.

Ashmore Investment Advisors Limited (“AIAL” or the “Investment Manager”) serves as investment manager to the Funds. AIAL is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly owned subsidiary of Ashmore Group plc (“Ashmore Group”). The Investment Manager has retained Ashmore Equities Investment Management (US) LLC (“AEIM” or the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund. The Subadviser is responsible for managing the investment of the assets of Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund, subject to the general oversight and supervision of the Investment Manager and the Board of Trustees of the Trust (the “Board”). Ashmore Investment Management (US) Corporation (“AIMUS”) is the principal underwriter of shares of the Funds. AIMUS is an affiliate of the Investment Manager. The Northern Trust Company (“Northern Trust”) serves as the administrator, custodian and transfer agent of the Funds.

Related parties or personnel of the Investment Manager may invest in the Funds. The Investment Manager could face a conflict if a related party is invested in a Fund and that party's interests diverge from those of the Fund, but equally this co-investment may serve to better align the interests of the Funds and the personnel of the Investment Manager. When a related party provides capital for a Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time.

The Funds have assessed the impact of the Alternative Investment Fund Managers Directive (AIFMD) (the “Directive”) on the financial statements of the Trust and have concluded that the Trust is exempt from following Chapter V. Section 1. Articles 103-111 of the European Commission’s Level 2 Delegated Regulation on the basis of the operations of the Trust being (i) Non-EEA AIFs (“European Economic Area Alternative Investment Funds”), and (ii) not being marketed in the European Union, as defined by the Directive.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

2. Significant accounting policies

The significant accounting policies adopted and consistently followed in the preparation of the Funds’ financial statements are set out below:

(a) Basis of preparation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

(b) Use of estimates

The preparation of financial statements in accordance with US GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues generated and expenses incurred during the reporting period. Actual results could differ from these estimates. These financial statements contain all adjustments which are, in the opinion of the Trust, necessary to portray a fair statement of the period presented. Such adjustments are normal and recurring in nature. Valuation models used to determine the fair value of unlisted derivative instruments require the use of a number of market based assumptions.

(c) Determination of the Net Asset Value

The net asset value (“NAV”) of a Fund’s shares is calculated at the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading.

(d) Investment valuation

For the purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for securities and other instruments are generally determined on the basis of closing prices or the last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If a Fund believes a non-US (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the time as of which the Funds calculate their NAVs, the security will be valued at fair value based on procedures approved by the Board. A Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Funds may use fair value pricing more frequently for foreign securities or assets because, amongst other things, many foreign markets close well before the NAV of the Funds’ shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, amongst other things, consider significant events (which may be considered to include changes in the value of US securities or securities indices) that occur after the close of the relevant market and before the time as of which the Funds calculate their NAVs. A Fund may utilize modeling tools provided by third-party vendors to determine the fair values of non-US securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of a Fund’s portfolio investments being affected when investors are unable to buy, sell or exchange shares of the Fund.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Investments initially valued in currencies other than the United States dollar are converted to the United States dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE opens for regular trading. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the United States dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the United States dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board’s approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board, generally based upon recommendations provided by the Investment Manager and the Subadviser, as applicable. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to a Fund’s NAV calculation time, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. A Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager and the Subadviser, as applicable, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Investment Manager and the Sub-Adviser, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of the investment. The Investment Manager and the Sub-Adviser, as applicable, may also apply a discount to the last traded price in situations where the last traded price may not represent the fair value of the security, such as if a security’s trading has been suspended on its primary trading market, a security has been de-listed from its primary trading market, a security has not traded for an extended period of time, or a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open. Any such discount is based on a number of factors including but not limited to the circumstances surrounding any potential suspension or de-listing, market and industry conditions, competitor information, and the period of time since the last trading took place.

When a Fund uses fair value pricing to determine the NAV of its shares, securities may not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Funds’ policies are intended to result in a calculation of a Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction accurately reflects the price that a Fund could obtain for a security or asset if it were to dispose of that security or asset at the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for the purpose of calculating the NAV of the Fund’s shares.

(e) Investment transactions, income and expenses

Investment transactions are recorded at the trade date. The Funds determine the gain or loss realized from investment transactions using an identified cost basis method. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts using the effective yield method.

Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as such information is available, net of any applicable tax withholding.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Expenses are recorded on an accrual basis. Each Fund is charged for those expenses that are directly attributable to that Fund. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Fund are allocated amongst all the Funds in the Trust in proportion to each Fund’s relative net assets.

(f) Fully funded total return swaps

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. Certain Funds enter into fully funded total return swaps (“TRS”) to manage their exposure to the market, certain sectors of the market or a particular security or reference asset, or to create exposure to certain investments to which they would otherwise not be exposed. TRS contracts involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive a net amount based, in part, on the change in the value of a notional amount of a particular security, index or reference asset.

Where a Fund enters into a TRS transaction with a swap counterparty, pursuant to which the Fund makes an initial payment equal to the estimated value of an emerging market debt or equity security, loan or other financial instrument, the TRS is considered an investment for financial statement purposes and is accounted for using the same policies as would apply to the underlying assets it represents. In addition to the market risk of the underlying security, index or reference asset, there is a risk of default by the counterparty to the transaction.

(g) Equity-Linked Securities

Certain Funds may purchase equity-linked securities, also known as participation notes. Equity-linked securities are primarily used by the Funds as an alternate means to access what is generally an emerging securities market. A Fund deposits cash with its custodian (or broker) in an amount near or equal to the value of the underlying security in exchange for an equity linked security. Upon sale, the Fund receives cash from the broker or custodian, equal to the value of the underlying security. In addition to the market risk and credit risk of the underlying securities, there is a risk of default by the counterparty to the transaction. In the event of insolvency of the counterparty, a Fund might be unable to obtain its expected benefit. In addition, while the Funds will seek to enter into such transactions only with parties that are capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will be able to close out such a transaction with the counterparty or obtain an offsetting position with any counterparty at a time prior to the end of the term of the underlying agreement.

(h) Inflation Index Securities

Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted based on a measure of rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. At April 30, 2017, all inflation-indexed bonds were shown on the Statement of Investments with their original par and stated coupon rate.

3. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where a risk of potential loss exists due to, amongst other things, changes in the market (market risk), or the failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a summary description of select principal risks, some of which may not apply to a particular Fund. A discussion of the principal risks of investing in each Fund is included in that Fund’s prospectus.

Counterparty and Third Party Risk

Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Credit Risk

The Funds could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument.

Market Risk

The value of securities and instruments owned by the Funds may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas. Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of a Fund’s portfolio securities and other assets.

Derivative financial instruments may result in off-balance sheet market and credit risk. If the markets should move against one or more positions that the Funds hold, the Funds could incur losses greater than the unrealized amounts recorded in the Statements of Assets and Liabilities. Derivative risk exposures are discussed in note 10.

Foreign/Emerging Markets Risks

Investments in foreign securities entail risks in addition to those customarily associated with investing in US securities. Economic, political and social instability could disrupt financial markets in which the Fund invests and adversely affect the value of the Fund’s assets. In addition, national policies may restrict investment opportunities. In foreign markets there may be a lower degree of market volume and liquidity than in US markets, and this may result in greater price volatility. The securities markets in many Emerging-Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Fund will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index

4. Fair value measurements

US GAAP includes a topic which defines fair value as the price that the Fund would receive upon selling an investment in an orderly and timely transaction to a market participant in the principal or most advantageous market of the investment. This topic establishes a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Such risks include the inherent risk in a particular valuation technique which is used to measure fair value. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

●	Level 1 – Inputs using unadjusted quoted prices in active markets or exchanges for identical assets and liabilities.

●

Level 2 – Significant observable inputs other than those used in Level 1, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment rates, loss severities, credit risks and default rates) or other market corroborated inputs.

●

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their discretion that are used in determining the fair market value of investments.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Fixed income securities including corporate, convertible and municipal bonds and notes, US government agency securities, US treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-US bonds are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to a Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Portfolio securities and other assets for which market quotations are readily available are typically categorized as Level 1 of the fair value hierarchy. Domestic and foreign debt securities where the close of trading does not coincide with the NYSE close and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities using these valuation adjustments are typically categorized as Level 2 of the fair value hierarchy. Preferred securities, equity linked notes and other equities traded on inactive markets or valued by reference to similar instruments are also typically categorized as Level 2 of the fair value hierarchy.

With respect to any portion of a Fund’s assets that are invested in one or more open-ended investment management companies, a Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end investment management companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in public open-end investment funds are categorized as Level 2.

Investments and derivatives classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments may include bank loan agreements and less-liquid corporate debt securities (including distressed debt instruments). Also included in this category are certain bonds and loans for which independent broker prices are used and information relating to the inputs of the price models is not available.

5. Reverse repurchase agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of April 30, 2017, the Funds did not hold any reverse repurchase agreements.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

6. Capital share transactions

Transactions in Class A shares for the period ended April 30, 2017, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	176,920	$1,401,160	8,400	$66,436	(73,169)	$(573,729)	112,151	$893,867
Ashmore Emerging Markets Hard Currency Debt Fund	19,449	165,659	1,015	8,599	(1,099)	(9,323)	19,365	164,935
Ashmore Emerging Markets Local Currency Bond Fund	8,070	55,378	4	27	(1,449)	(10,085)	6,625	45,320
Ashmore Emerging Markets Corporate Debt Fund	313,842	2,552,688	15,784	127,654	(650,723)	(5,165,487)	(321,097)	(2,485,145)
Ashmore Emerging Markets Short Duration Fund	1,028,691	10,654,023	71,380	738,251	(101,430)	(1,050,866)	998,641	10,341,408
Ashmore Emerging Markets Equity Opportunities Fund	-	-	13	130	-	-	13	130
Ashmore Emerging Markets Active Equity Fund	1,000	10,005	-	-	-	-	1,000	10,005
Ashmore Emerging Markets Small-Cap Equity Fund	17,228	163,709	806	6,572	(10,171)	(85,199)	7,863	85,082
Ashmore Emerging Markets Frontier Equity Fund	634,174	5,257,526	6,334	54,135	(49,119)	(411,208)	591,389	4,900,453
Ashmore Emerging Markets Value Fund	1,434	13,300	26	212	(983)	(9,304)	477	4,208

Transactions in Class C shares for the period ended April 30, 2017, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	87,001	$691,528	2,803	$22,121	(18,986)	$(150,115)	70,818	$563,534
Ashmore Emerging Markets Hard Currency Debt Fund	142	1,192	17	138	-	-	159	1,330
Ashmore Emerging Markets Local Currency Bond Fund	4,182	28,520	2	15	-	-	4,184	28,535
Ashmore Emerging Markets Corporate Debt Fund	119,744	968,591	6,415	51,783	(99,327)	(805,609)	26,832	214,765
Ashmore Emerging Markets Equity Opportunities Fund	-	-	12	131	-	-	12	131
Ashmore Emerging Markets Active Equity Fund	1,000	10,001	-	-	-	-	1,000	10,001
Ashmore Emerging Markets Small-Cap Equity Fund	1,120	10,568	256	2,210	(3,305)	(31,505)	(1,929)	(18,727)
Ashmore Emerging Markets Frontier Equity Fund	21,166	182,384	103	873	-	-	21,269	183,257
Ashmore Emerging Markets Value Fund	656	5,900	-	-	(543)	(4,961)	113	939

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Transactions in Institutional Class shares for the period ended April 30, 2017, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	22,223,080	$177,526,395	3,120,886	$25,032,812	(15,823,056)	$(124,130,384)	9,520,910	$78,428,823
Ashmore Emerging Markets Hard Currency Debt Fund	54,580	456,361	25,919	217,803	(22,243)	(186,080)	58,256	488,084
Ashmore Emerging Markets Local Currency Bond Fund	1,136,951	8,191,238	5,843	39,613	(1,058,674)	(7,519,059)	84,120	711,792
Ashmore Emerging Markets Corporate Debt Fund	9,322,266	78,549,870	241,284	2,033,951	(4,146,156)	(34,761,158)	5,417,394	45,822,663
Ashmore Emerging Markets Short Duration Fund	6,376,344	64,911,932	359,677	3,638,602	(6,075,079)	(61,949,800)	660,942	6,600,734
Ashmore Emerging Markets Equity Opportunities Fund	16,909	188,606	6,542	67,465	(11,006)	(127,463)	12,445	128,608
Ashmore Emerging Markets Active Equity Fund	999,895	9,999,291	663	6,225	-	-	1,000,558	10,005,516
Ashmore Emerging Markets Small-Cap Equity Fund	698,301	8,035,108	23,652	246,222	(783,126)	(8,442,825)	(61,173)	(161,495)
Ashmore Emerging Markets Frontier Equity Fund	2,839,711	27,193,379	50,765	486,747	(2,414,540)	(22,816,580)	475,936	4,863,546
Ashmore Emerging Markets Value Fund	616,138	5,243,472	6,333	49,337	(559,919)	(4,903,396)	62,552	389,413

Transactions in Class A shares for the year ended October 31, 2016, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	370,164	$2,793,528	13,896	$104,932	(348,149)	$(2,528,242)	35,911	$370,218
Ashmore Emerging Markets Hard Currency Debt Fund	23,388	195,100	600	5,114	(275)	(2,364)	23,713	197,850
Ashmore Emerging Markets Local Currency Bond Fund	16,478	115,145	176	1,183	(6,102)	(43,453)	10,552	72,875
Ashmore Emerging Markets Corporate Debt Fund	996,931	7,498,703	38,760	289,108	(537,445)	(4,080,066)	498,246	3,707,745
Ashmore Emerging Markets Short Duration Fund	984,057	10,078,647	16,073	164,824	(42,014)	(419,286)	958,116	9,824,185
Ashmore Emerging Markets Equity Opportunities Fund	1,000	10,000	11	109	-	-	1,011	10,109
Ashmore Emerging Markets Small-Cap Equity Fund	36,312	267,978	732	5,877	(8,829)	(71,167)	28,215	202,688
Ashmore Emerging Markets Frontier Equity Fund	265,714	2,135,596	141	1,093	(1,606)	(12,860)	264,249	2,123,829
Ashmore Emerging Markets Value Fund	1,059	8,524	18	139	-	-	1,077	8,663

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Transactions in Class C shares for the year ended October 31, 2016, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions		Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) in Net Assets
Ashmore Emerging Markets Total Return Fund	277,184	$2,178,417	3,606		$27,417	(33,774)	$(244,753)	247,016	$1,961,081
Ashmore Emerging Markets Hard Currency Debt Fund	6,448	52,430	16		128	(6,158)	(49,280)	306	3,278
Ashmore Emerging Markets Local Currency Bond Fund	3,655	25,472	165		1,112	-	-	3,820	26,584
Ashmore Emerging Markets Corporate Debt Fund	486,529	3,659,954	16,394		120,800	(164,134)	(1,213,065)	338,789	2,567,689
Ashmore Emerging Markets Equity Opportunities Fund	1,000	10,000	9		90	-	-	1,009	10,090
Ashmore Emerging Markets Small-Cap Equity Fund	8,155	63,118	530		4,415	(26,421)	(233,256)	(17,736)	(165,723)
Ashmore Emerging Markets Frontier Equity Fund	2,770	21,808	63		464	(1,878)	(14,878)	955	7,394
Ashmore Emerging Markets Value Fund	-	-	-	*	3	(102)	(920)	(102)	(917)

* Amount rounds to less than 0.5 shares.

Transactions in Institutional Class shares for the year ended October 31, 2016, were as follows:

Fund	Shares Sold	Proceeds from Shares Sold	Shares from Reinvested Distributions	Proceeds from Reinvestment of Distributions	Shares Redeemed	Payments for Shares Redeemed	Net Increase/ (Decrease) in Shares	Net Increase/ (Decrease) Net Assets
Ashmore Emerging Markets Total Return Fund	37,772,981	$296,635,991	5,615,110	$43,037,108	(14,150,587)	$(106,274,285)	29,237,504	$233,398,814
Ashmore Emerging Markets Hard Currency Debt Fund	141,539	1,148,046	40,134	329,365	(136,955)	(1,127,599)	44,718	349,812
Ashmore Emerging Markets Local Currency Bond Fund	1,600,358	11,492,494	391,803	2,728,517	(2,635,680)	(18,021,028)	(643,519)	(3,800,017)
Ashmore Emerging Markets Corporate Debt Fund	16,818,173	130,559,694	543,041	4,188,645	(20,872,777)	(161,159,041)	(3,511,563)	(26,410,702)
Ashmore Emerging Markets Short Duration Fund	8,814,329	84,468,605	448,232	4,403,013	(337,924)	(3,236,236)	8,924,637	85,635,382
Ashmore Emerging Markets Equity Opportunities Fund	516,793	5,167,220	5,728	56,825	(8,029)	(77,557)	514,492	5,146,488
Ashmore Emerging Markets Small-Cap Equity Fund	1,355,360	13,303,248	55,137	554,951	(2,578,942)	(24,847,478)	(1,168,445)	(10,989,279)
Ashmore Emerging Markets Frontier Equity Fund	1,028,424	8,959,900	79,510	677,406	(915,899)	(7,962,444)	192,035	1,674,862
Ashmore Emerging Markets Value Fund	395,698	2,781,906	6,459	47,378	(357,187)	(2,466,521)	44,970	362,763

Capital shares

Class A shares are issued at the Fund’s relevant NAV per share plus any applicable sales charge. Institutional Class and Class C shares are issued at the Fund’s relevant NAV per share without a sales charge. Shares confer upon the holders the right to receive notice of and attend, speak and vote at shareholder meetings of the Funds. The shares confer upon the holders the right to any or all dividends or distributions which the Trustees in their sole discretion may from time to time resolve to make or declare.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

7. Investment transactions

For the period ended April 30, 2017, the aggregate costs of purchases and proceeds from sales of investments (including fully funded TRS and excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$349,885,173	$256,878,525
Ashmore Emerging Markets Hard Currency Debt Fund	1,160,103	684,040
Ashmore Emerging Markets Local Currency Bond Fund	28,052,382	23,015,141
Ashmore Emerging Markets Corporate Debt Fund	136,572,374	94,099,503
Ashmore Emerging Markets Short Duration Fund	49,568,862	38,513,841
Ashmore Emerging Markets Equity Opportunities Fund	2,878,000*	2,700,000*
Ashmore Emerging Markets Active Equity Fund	19,939,807	10,071,639
Ashmore Emerging Markets Small-Cap Equity Fund	13,530,414	13,871,654
Ashmore Emerging Markets Frontier Equity Fund	29,951,532	22,607,007
Ashmore Emerging Markets Value Fund	9,680,686	9,382,073

*Transactions were with affiliated funds.

8. Federal income taxes

No provision for US federal income taxes has been made since each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules affecting the Funds. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all, or a portion of a Fund’s pre-enactment capital loss carryovers may expire without being utilized, due to the fact that post-enactment capital losses are utilized before pre-enactment capital loss carryovers.

The following Funds have available capital loss carryforwards for which there is no expiration date:

Fund	Short-Term Capital Loss Carryforward at October 31, 2016	Long-Term Capital Loss Carryforward at October 31, 2016
Ashmore Emerging Markets Total Return Fund	$(10,401,299)	$(57,055,452)
Ashmore Emerging Markets Hard Currency Debt Fund	(872,187)	(101,962)
Ashmore Emerging Markets Local Currency Bond Fund	(1,298,454)	(2,029,767)
Ashmore Emerging Markets Corporate Debt Fund	(7,269,638)	(28,525,914)
Ashmore Emerging Markets Short Duration Fund	-	-
Ashmore Emerging Markets Equity Opportunities Fund	-	-
Ashmore Emerging Markets Small-Cap Equity Fund	(2,603,614)	(3,696,200)
Ashmore Emerging Markets Frontier Equity Fund	(3,189,060)	(1,231,708)
Ashmore Emerging Markets Value Fund	(2,083,645)	(977,125)

The Funds in the above table may offset future capital gains with these capital loss carryforwards. For the period subsequent to December 31, 2015 through the fiscal year ended October 31, 2016, the Ashmore Emerging Markets Local Currency Bond Fund incurred ordinary losses, which the Fund intends to treat as being incurred in the subsequent fiscal year of $3,498,049.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The Funds are subject to the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740-10, Income Taxes. This standard provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the Funds’ financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is more-likely-than-not (i.e. greater than 50-percent) to be sustained assuming examination by a tax authority based on the technical merits of the position. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Funds’ financial statements. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. The Funds analyze all open tax years for all major taxing jurisdictions. Open tax years are those that are open to examination by taxing authorities, as defined by the Statute of Limitations in each jurisdiction. The Funds have no examinations by tax authorities in progress. The Trust has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2016, the components of distributable taxable earnings, including temporary differences were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gain	Accumulated Capital Losses and Other	Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	Total Accumulated Earnings (Deficit)
Ashmore Emerging Markets Total Return Fund	$-	$-	$(68,580,318)	$2,719,857	$(65,860,461)
Ashmore Emerging Markets Hard Currency Debt Fund	20,058	-	(992,141)	115,822	(856,261)
Ashmore Emerging Markets Local Currency Bond Fund	-	-	(6,902,384)	(2,242,762)	(9,145,146)
Ashmore Emerging Markets Corporate Debt Fund	325,662	-	(36,061,783)	(14,931,398)	(50,667,519)
Ashmore Emerging Markets Short Duration Fund	2,373,884	-	(190,114)	4,085,981	6,269,751
Ashmore Emerging Markets Equity Opportunities Fund	22,592	-	-	364,414	387,006
Ashmore Emerging Markets Small-Cap Equity Fund	335,838	-	(6,299,814)	361,335	(5,602,641)
Ashmore Emerging Markets Frontier Equity Fund	217,832	-	(4,426,875)	1,602,296	(2,606,747)
Ashmore Emerging Markets Value Fund	97,750	-	(3,061,066)	934,332	(2,028,984)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The taxable character of distributions paid during the fiscal year ended October 31, 2016, were as follows:

	Distributions From
Fund	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Ashmore Emerging Markets Total Return Fund	$24,214,140	$-	$-	$21,242,327	$45,456,467
Ashmore Emerging Markets Hard Currency Debt Fund	389,800	-	-	-	389,800
Ashmore Emerging Markets Local Currency Bond Fund	-	-	-	3,588,979	3,588,979
Ashmore Emerging Markets Corporate Debt Fund	20,665,153	-	-	-	20,665,153
Ashmore Emerging Markets Short Duration Fund	7,251,527	-	-	-	7,251,527
Ashmore Emerging Markets Equity Opportunities Fund	66,934	-	-	-	66,934
Ashmore Emerging Markets Small-Cap Equity Fund	717,817	-	-	-	717,817
Ashmore Emerging Markets Frontier Equity Fund	747,288	-	-	-	747,288
Ashmore Emerging Markets Value Fund	84,280	-	-	-	84,280

9. Distributions to shareholders

The Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Corporate Debt Fund and Ashmore Emerging Markets Short Duration Fund declare distributions of their net investment income daily and pay such distributions monthly. The Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Value Fund declare and pay distributions of their net investment income at least quarterly.

Distributions of net realized capital gains, if any, are declared and paid at least annually. The Funds may also make a special distribution to comply with federal tax requirements. Income dividends and capital gains distributions determined in accordance with federal income tax regulations may differ from US GAAP. Differences between tax regulations and US GAAP may change the fiscal period in which income and capital items are recognized for tax and US GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of foreign currency transactions and swap transactions. As a result, income dividends and capital gain distributions declared during a fiscal period for federal tax purposes may differ significantly from the net investment income and realized capital gain reported on each Fund’s financial statements presented under US GAAP. In general, to the extent that any differences which are permanent in nature result in over distributions to shareholders, the amount of the over distribution may be reported as return of capital. Temporary differences do not require reclassification. See note 8 for further details.

10. Derivative instruments and hedging activities

FASB ASC Topic 815-10 (“Topic 815-10”), Disclosures about Derivative Instruments and Hedging Activities, improves financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

None of the derivatives held in the Funds have been designated as hedging instruments under Topic 815-10. A discussion of the strategies for these derivatives and their counterparty credit risk can be found below.

In accordance with Topic 815-10, the Funds record their trading-related derivative activities on a fair value basis (as described in note 4). Fair values represent the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The following disclosures contain information on how and why the Funds used derivative financial instruments; the credit-risk-related contingent features in certain derivative financial instruments; and how derivative financial instruments affected the Funds’ financial position, results of operations and cash flows. The location and fair value of these instruments on the Statements of Assets and Liabilities and the realized, and changes in unrealized, gains and losses on the Statements of Operations, are included in tables following each Fund’s Schedule of Investments and are categorized by type of financial derivative contract.

(a) Options

Each Fund is subject to market risk in the normal course of pursuing its investment objectives. The Funds may enter into options to speculate on the price movements of the financial instrument underlying the option, for use as an economic hedge against certain equity positions held in a Fund’s portfolio holdings or for other investment purposes. Purchased option contracts give a Fund the right, but not the obligation, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices.

Options written obligate a Fund, in return for a premium, to buy or sell within a limited time, a financial instrument, commodity or currency at a contracted price that may also be settled in cash, based on differentials between specified indices or prices. Options written by a Fund may expose a Fund to the market risk of an unfavorable change in the financial instrument underlying the written option.

A Fund is exposed to counterparty risk from the potential that a seller or buyer of an option contract does not sell or purchase the underlying asset as agreed under the terms of the option contract. The maximum risk of loss from counterparty risk to a Fund holding a put or call option is generally the fair value of the contracts and the premiums paid to purchase its open option contracts. The risk of loss on call options sold by the Funds is potentially unlimited. A Fund considers the credit risk of the intermediary counterparties to its option transactions in evaluating potential credit risk.

Gains and losses associated with the valuation of options are recognized at fair value as the net change in unrealized appreciation/(depreciation) on investments in securities in the Statements of Operations. The premium on purchased put options exercised is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining the realized gain or loss. The premium on purchased call options exercised is added to the cost of the securities or foreign currency purchased. Premiums paid on the purchase of options that expire unexercised are recorded as realized losses and are reflected in net realized gain/(loss) on investments in securities in the Statements of Operations.

For the period ended April 30, 2017, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average contract notional exposures of $31,635 and $6,336, respectively, related to options contracts.

(b) Forward foreign currency exchange contracts

A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time the contract is made. The Funds may enter into forward foreign currency exchange contracts in connection with settling planned purchases or sales of securities, as part of an investment strategy to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, or to gain or limit exposure to foreign currencies. All forward foreign currency exchange contracts are valued daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts in the Statements of Operations. A Fund records realized gains or losses at the time the forward foreign exchange contract is offset by entering into a closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are included in net realized gain/(loss) on forward foreign exchange contracts in the Statements of Operations.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Risks arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the United States dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments should be considered in light of all related and offsetting transactions. The Funds bear market risk from changes in foreign currency exchange rates and credit risk if the counterparty fails to perform. Further information on the impact of these positions on the Funds’ financial statements can be found in the notes to the Schedules of Investments.

During the period ended April 30, 2017, the Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Active Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, and the Ashmore Emerging Markets Value Fund had average contract notional exposures of $2,881,014, $53,862, $654,806, $2,099,932, $2,540,585, $30,349, $559,900 and $129,803, respectively, related to forward foreign currency exchange contracts.

(c) Futures contracts

Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of securities indices, commodities or the fair value in United States dollars of a foreign currency.

The Funds’ participation in the futures markets involves certain risks, including the imperfect correlation between movements in the price of the futures contracts and movements in the price of the underlying securities. Risks may arise from the potential inability of a counterparty to meet the terms of the contract.

Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract.

At the time the Funds enter into a futures contract, the Funds deposit and maintain as collateral initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. Such receipts or payments are determined by the rules of the futures exchange and are known as variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the Statement of Operations. Any unrealized gains or losses on open futures contracts are included in net change in unrealized appreciation/(depreciation) on futures contracts in the Statement of Operations.

As of April 30, 2017, the Funds did not hold futures contracts.

(d) Swap Agreements

During the reporting period, certain Funds entered into swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). Swap agreements are recorded at their fair value. The fair value is based on quoted market prices or prices obtained from a third party provider at the date of the Statements of Assets and Liabilities without any deduction for estimated future selling costs. Swap agreements are marked to market daily and the change in fair value, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gains and losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

The periodic payments on the swap agreements entered into by the Funds are reflected in the Statement of Operations within net realized gain/(loss) on interest rate swap contracts. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities for OTC swaps. Changes in the fair value are reflected in the Statements of Operations within net change in unrealized appreciation/(depreciation) on interest rate and centrally cleared swap contracts in the period in which they occur. Certain Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligations to perform.

During the period ended April 30, 2017, the Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Local Currency Bond Fund had average notional exposures of $93,117,857 and $20,757,130, respectively, related to swap agreements.

The Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, netting agreements allow the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

Offsetting of Financial Assets and Derivative Assets as of April 30, 2017:

(a) Exchange-Traded:

Centrally Cleared Swaps

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
BNP Paribas	$5,238	$-	$5,238	$-	$5,238
HSBC Bank	137,232	(137,817)	(585)	-	(585)

Total	$142,470	$(137,817)	$4,653	$-	$4,653

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Net Amounts	Collateral (Received) Paid	Net Exposure
BNP Paribas	$1,096	$-	$1,096	$-	$1,096
Citibank	-	(14,718)	(14,718)	-	(14,718)
HSBC Bank	63,410	(124,646)	(61,236)	-	(61,236)

Total	$64,506	$(139,364)	$(74,858)	$-	$(74,858)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

(b) Over-the-Counter Financial Derivative Instruments:

Forward Currency Contracts and Interest Rate Swap Contracts

Ashmore Emerging Markets Total Return Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
ANZ	$119,046	$(26,233)	$-	$92,813
Barclays	70,427	-	-	70,427
BNP Paribas	715,354	(669,657)	-	45,697
Citibank	553,660	(1,089)	-	552,571
Credit Suisse	22,774	(22,774)	-	-
Deutsche Bank	56,232	(56,232)	-	-
Goldman Sachs	998	(998)	-	-
HSBC Bank	1,578,780	(360,780)	(1,200,000)	18,000
Merrill Lynch	500,080	(500,080)	-	-
Morgan Stanley	528,614	(21,098)	-	507,516
Standard Chartered	633,591	(5,995)	-	627,596
UBS	205,489	-	-	205,489

Total	$4,985,045	$(1,664,936)	$(1,200,000)	$2,120,109

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
ANZ	$(26,233)	$26,233	$-	$-
BNP Paribas	(669,657)	669,657	-	-
Citibank	(1,089)	1,089	-	-
Credit Suisse	(236,564)	22,774	-	(213,790)
Deutsche Bank	(856,016)	56,232	650,000	(149,784)
Goldman Sachs	(760,551)	998	-	(759,553)
HSBC Bank	(360,780)	360,780	-	-
JP Morgan	(81,665)	-	-	(81,665)
Merrill Lynch	(510,579)	500,080	-	(10,499)
Morgan Stanley	(21,098)	21,098	-	-
Santander	(1,291,852)	-	-	(1,291,852)
Standard Chartered	(5,995)	5,995	-	-

Total	$(4,822,079)	$1,664,936	$650,000	$(2,507,143)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Ashmore Emerging Markets Local Currency Bond Fund
Counterparty	Gross Amounts of Derivatives Assets Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Received	Net Amount Due From Counterparty
ANZ	$4,866	$(3,772)	$-	$1,094
Barclays	13,540	(4,682)	-	8,858
BNP Paribas	140,906	(58,186)	-	82,720
Citibank	49,757	(1,332)	-	48,425
Credit Suisse	19,430	(19,430)	-	-
Deutsche Bank	2,876	(2,876)	-	-
HSBC Bank	446,993	(194,674)	(220,000)	32,319
JP Morgan	160	(160)	-	-
Merrill Lynch	146,963	(146,963)	-	-
Standard Chartered	116,901	-	-	116,901
UBS	28,556	-	-	28,556

Total	$970,948	$(432,075)	$(220,000)	$318,873

Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
ANZ	$(3,772)	$3,772	$-	$-
Barclays	(4,682)	4,682	-	-
BNP Paribas	(58,186)	58,186	-	-
Citibank	(1,332)	1,332	-	-
Credit Suisse	(59,199)	19,430	-	(39,769)
Deutsche Bank	(190,942)	2,876	-	(188,066)
Goldman Sachs	(166,358)	-	-	(166,358)
HSBC Bank	(194,674)	194,674	-	-
JP Morgan	(12,545)	160	-	(12,385)
Merrill Lynch	(165,785)	146,963	-	(18,822)
Morgan Stanley	(4,950)	-	-	(4,950)
Santander	(280,228)	-	-	(280,228)

Total	$(1,142,653)	$432,075	$-	$(710,578)

Ashmore Emerging Markets Corporate Debt Fund
Counterparty	Gross Amounts of Derivatives Liabilities Presented in the Statement of Assets and Liabilities	Derivatives available for offset	Collateral Pledged	Net Amount Due To Counterparty
BNP Paribas	$(20,297)	$-	$-	$(20,297)

Total	$(20,297)	$-	$-	$(20,297)

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

11. Related parties

Investment management fees

The Trust has an Investment Management Agreement (the “Agreement”) with the Investment Manager, with whom certain officers and directors of the Trust are affiliated, to furnish investment management services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Investment Manager for its investment management services at the following rates, based on each Fund’s average daily net assets:

Fund	Rate
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Hard Currency Debt Fund	0.90%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Equity Opportunities Fund	0.00%
Ashmore Emerging Markets Active Equity Fund	1.00%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Value Fund	1.15%

The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for other expenses until April 10, 2018 to the extent that total operating expenses (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements) for each class of shares of each Fund exceed the rates in the table below, based on each Fund’s average daily net assets. The expense limitation arrangement may be terminated by the Board at any time.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Hard Currency Debt Fund	1.17%	1.92%	0.92%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Corporate Debt Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Short Duration Fund	0.92%	—%	0.67%
Ashmore Emerging Markets Equity Opportunities Fund	0.30%	1.05%	0.05%
Ashmore Emerging Markets Active Equity Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Value Fund	1.42%	2.17%	1.17%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Any such waiver or reimbursement is subject to the Investment Manager’s right to recover amounts waived or reimbursed to the extent actual fees and expenses for a future fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Investment Manager shall only be entitled to recover such amounts waived or reimbursed during the previous three fiscal years. The amounts recaptured pursuant to the expense limitation agreement will be limited to the lesser of (1) the expense limitation amount that was in effect at the time of the waiver or reimbursement or (2) the expense limitation amount that is in effect at the time of recapture. The total amounts subject to recovery in fiscal years are shown below:

Fund	2017	2018	2019	2020	Total
Ashmore Emerging Markets Total Return Fund	$875,987	$768,326	$833,414	$442,800	$2,920,527
Ashmore Emerging Markets Hard Currency Debt Fund	165,889	138,561	107,042	48,980	460,472
Ashmore Emerging Markets Local Currency Bond Fund	282,751	255,183	250,550	116,998	905,482
Ashmore Emerging Markets Corporate Debt Fund	296,575	353,990	335,299	152,870	1,138,734
Ashmore Emerging Markets Short Duration Fund	155,228	192,324	150,467	94,587	592,606
Ashmore Emerging Markets Equity Opportunities Fund	-	-	218,458	42,800	261,258
Ashmore Emerging Markets Active Equity Fund	-	-	-	100,963	100,963
Ashmore Emerging Markets Small-Cap Equity Fund	328,428	268,940	216,973	85,989	900,330
Ashmore Emerging Markets Frontier Equity Fund	298,073	243,042	266,211	118,942	926,268
Ashmore Emerging Markets Value Fund	217,452	187,166	131,748	56,664	593,030

Subadviser fees

For the services provided, the Investment Manager pays the Subadviser at the following rates, based on each Fund’s average daily net assets:

Fund	Subadviser Fee
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%
Ashmore Emerging Markets Frontier Equity Fund	1.20%
Ashmore Emerging Markets Value Fund	0.92%

Distribution and Servicing fees

The Funds have adopted Amended Plans of Distribution and Servicing Fees pursuant to Rule 12b-1 under the 1940 Act (“Distribution and Servicing Fee Plans”). Under the Distribution and Servicing Fee Plans, each of the Funds may pay fees to the distributor on an ongoing basis as compensation for the services the distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A and C shares each have a separate 12b-1 Plan. Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A shares	0.25%	None
Class C shares	0.25%	0.75%

Cross Trades

The 1940 Act prohibits the Funds and their affiliates from knowingly selling any security or other property to the Funds (other than securities of which the buyer is the issuer), or buying any security (other than securities of which the seller is the issuer) or other property from the Funds. Rule 17a-7 under the 1940 Act provides relief from these prohibitions for various types of “cross trades” and similar transactions that may benefit shareholders by allowing the participating funds or accounts to avoid brokerage commissions and other transaction costs of trades.

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

During the period ended April 30, 2017, the following Funds bought and/or sold securities from an account or accounts that were also advised by the Trust’s investment adviser or its affiliates:

Fund	Purchases	Sales
Ashmore Emerging Markets Total Return Fund	$873,542	$-
Ashmore Emerging Markets Corporate Debt Fund	1,263,360	-
Ashmore Emerging Markets Short Duration Fund	721,150	465,650

Investor Ownership

On November 19, 2010, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, and Ashmore Emerging Markets Corporate Debt Fund were seeded. On June 22, 2011, Ashmore Emerging Markets Value Fund was seeded. On October 4, 2011, Ashmore Emerging Markets Small-Cap Equity Fund was seeded. On November 5, 2013, Ashmore Emerging Markets Frontier Equity Fund was seeded. On June 24, 2014, Ashmore Emerging Markets Short Duration Fund was seeded. On November 22, 2015, Ashmore Emerging Markets Equity Opportunities Fund was seeded. On November 1, 2016 Ashmore Emerging Markets Active Equity Fund was seeded. Each of the Funds was seeded by Ashmore Investments UK Limited, the parent of the Investment Manager. Ashmore Investments UK Limited seeded each Fund with $10 million, except the Ashmore Emerging Markets Total Return Fund, which was seeded with $20 million, and the Ashmore Emerging Markets Equity Opportunities Fund and the Ashmore Emerging Markets Frontier Equity Fund, which were seeded with $5 million, respectively.

As of April 30, 2017, Ashmore Investments UK Limited owned the following percentages of the outstanding shares of each Fund:

Fund	Class A	Class C
Ashmore Emerging Markets Equity Opportunities Fund	100.00%	100.00%
Ashmore Emerging Markets Active Equity Fund	100.00%	100.00%

Fund	Institutional Class
Ashmore Emerging Markets Hard Currency Debt Fund	92.77%
Ashmore Emerging Markets Short Duration Fund	6.86%
Ashmore Emerging Markets Equity Opportunities Fund	96.79%
Ashmore Emerging Markets Value Fund	60.32%
Ashmore Emerging Markets Active Equity Fund	99.81%

In addition to the Ashmore Investments UK Limited ownership, shown in the table above, the following Funds had other investors owning of record or known by the Funds to own beneficially greater than 5% of the outstanding shares of such Funds:

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Total Return Fund	Class A	5	18.31%, 16.16%, 15.52%, 10.20%, 5.62%
	Class C	2	65.11%, 18.59%
	Class I	3	11.47%, 9.60%, 7.30%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Hard Currency Debt Fund	Class A	4	22.56%, 16.55%, 10.29%, 9.55%
	Class C	2	73.78%, 26.22%
Ashmore Emerging Markets Local Currency Bond Fund	Class A	5	44.06%, 24.02%, 9.23%, 7.80%, 5.42%
	Class C	4	38.22%, 29.75%, 18.73%, 5.70%
	Class I	3	43.23%, 31.86%, 22.25%
Ashmore Emerging Markets Corporate Debt Fund	Class A	3	39.25%, 32.17%, 5.61%
	Class C	2	48.16%, 45.40%
	Class I	1	8.17%
Ashmore Emerging Markets Short Duration Fund	Class A	2	69.46%, 18.77%
	Class I	2	53.07%, 19.28%
Ashmore Emerging Markets Small-Cap Equity Fund	Class A	4	54.57%, 14.69%, 6.76%, 6.03%
	Class C	3	60.41%, 21.18%, 9.36%
	Class I	6	19.63%, 18.04%, 17.66%, 9.54%, 5.43%, 5.24%

ASHMORE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of April 30, 2017 (Unaudited)

Fund	Class	# of Investors Owning > 5% of outstanding Shares	% of Ownership by Investor
Ashmore Emerging Markets Frontier Equity Fund	Class A	1	97.83%
	Class C	2	77.41%, 19.61%
	Class I	2	59.16%, 7.47%
Ashmore Emerging Markets Value Fund	Class A	5	28.33%, 23.39%, 21.02%, 20.65%, 6.62%
	Class I	2	22.78%, 14.30%

12. Commitments

In relation to its investments, some of the Funds of the Trust may from time to time agree to indemnify and/or pre-fund trustees or other agents, either solely or alongside other creditors on a several basis. Generally, such agreements do not have a termination date. The Trustees are not aware of and do not currently expect any claims to be made against the Funds under any such indemnity or pre-funding agreements.

13. Subsequent events

The Trust has evaluated subsequent events for the Funds through the date the financial statements were issued, and has concluded that there are no identified subsequent events relevant for financial statement adjustment or disclosure, other than the items mentioned above.

ASHMORE FUNDS

ADVISORY AND SUBADVISORY AGREEMENT APPROVAL

As of April 30, 2017 (Unaudited)

ADVISORY AGREEMENT APPROVAL FOR ASHMORE EMERGING MARKETS ACTIVE EQUITY FUND

At an in-person meeting of the Board of Trustees of Ashmore Funds (the “Trust”) held on September 21, 2016, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and unanimously approved the investment management agreement (the “Agreement”) between Ashmore Investment Advisors Limited (“AIAL”) and the Trust, on behalf of Ashmore Emerging Markets Active Equity Fund (the “Fund”). In determining to approve the Agreement for an initial term, the Trustees considered all factors that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below.

In evaluating the terms of the Agreement, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all-encompassing of the matters considered by the Board. Throughout their review of the Agreement, the Independent Trustees were assisted by their own Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIAL had provided, certain information the Independent Trustees considered relevant to their evaluation. The Independent Trustees discussed the information over the course of multiple different occasions, without representatives of AIAL present.

Among the information and factors considered by the Board in evaluating the Agreement were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services expected to be provided to the Fund by AIAL.

AIAL’s Services

The Board considered information regarding the overall organization and resources of AIAL, including information regarding senior management, portfolio managers and other personnel expected to provide investment management, administrative and other services to the Fund. The Board reviewed AIAL’s key personnel who would provide investment management services to the Fund, as well as the fact that, under the Agreement, AIAL would have the authority and responsibility, subject to the Board’s oversight, to make and execute investment decisions for the Fund within the framework of the Fund’s investment policies and restrictions.

The Board considered that AIAL’s duties would include: (i) investment research and selection, (ii) adherence to (and monitoring compliance with) the Fund’s investment policies and restrictions, the 1940 Act and other relevant laws; and (iii) furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with AIAL (except to the extent such salaries, fees and expenses are paid by another AIAL affiliate other than the Trust or the Fund). The Board also evaluated the significant compliance resources available to and expected to be utilized by AIAL.

The Board concluded that it was satisfied with the nature, extent and quality of services expected to be provided to the Fund by AIAL, and that there was a reasonable basis on which to conclude that the Fund would benefit from the services provided by AIAL.

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board also considered the contractual and actual investment management fees to be paid by the Fund to AIAL. In doing so, the Board compared the proposed contractual and actual investment management fees to those of the Fund’s peers. The Board also considered and took into account AIAL’s undertaking to waive fees and/or reimburse expenses so as to otherwise limit the Fund’s ordinary operating expenses until at least February 28, 2018.

The Board reviewed AIAL’s projected costs and profitability as presented by it in serving as investment adviser to the Fund. The Board noted that the Fund was not expected to be profitable to AIAL initially.

ASHMORE FUNDS

ADVISORY AND SUBADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2017 (Unaudited)

In evaluating the terms of the Agreement, the Board also considered the other benefits that may inure to AIAL as a result of their relationship with the Fund, such as the reputational benefit derived from serving as investment adviser to the Fund.

In light of the information provided and the quality of the services rendered and anticipated to be rendered, the Board concluded that the investment management fees to be charged the Fund were reasonable.

ECONOMIES OF SCALE

The Board noted that the proposed contractual investment management fees for the Fund do not contain breakpoints that would reduce the fee rate on assets above specified levels. In evaluating the Fund’s contractual investment management fees, the Board considered AIAL’s representation that the contractual investment management fees were intended to reflect achievable economies of scale and also considered AIAL’s agreement to limit certain expenses of the Fund. In light of the Trust’s current size and expense structure, the Board concluded that breakpoints in the Fund’s contractual investment management fees were not warranted at this time. The Board noted, however, that it intends to monitor the Fund’s asset growth in connection with future reviews of the Fund’s advisory arrangements to determine whether breakpoints may be appropriate at such time.

* * *

ASHMORE FUNDS

ADVISORY AND SUBADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2017 (Unaudited)

ADVISORY AND SUBADVISORY AGREEMENT APPROVALS

At an in-person meeting of the Board of Trustees (the “Board”) of Ashmore Funds (the “Trust”) held on March 22, 2017, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voting separately, considered and unanimously approved the continuation of: (i) the investment management agreement between Ashmore Investment Advisors Limited (“AIAL”) and the Trust, the “Investment Management Agreement” on behalf of each of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Short Duration Fund, and Ashmore Emerging Markets Total Return Fund (the “Non-Subadvised Funds”) and Ashmore Emerging Markets Value Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund (the “Subadvised Funds,” and together with the Non-Subadvised Funds, the “Funds”); and (ii) the sub-advisory agreement between AIAL and Ashmore Equities Investment Management (US) LLC, an affiliate of AIAL (“AEIM”), for the management of the Subadvised Funds (the “Sub-Advisory Agreement” and together with the Investment Management Agreement, the “Agreements”).

In determining to approve the continuation of the Agreements for a one-year period, the Board considered all factors that it believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of shareholders, including those listed below. In evaluating the terms of the Agreements, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all encompassing of the matters considered by the Board. Throughout their review of the Agreements, the Independent Trustees were assisted by their own Independent Trustee legal counsel. The Independent Trustees had formally requested through their legal counsel, and AIAL had provided, certain information the Independent Trustees considered relevant to their evaluation. The Contracts Review Committee, which is comprised of all of the Independent Trustees, discussed the information over the course of several different occasions, without representatives of AIAL present.

Among the information and factors considered by the Board in evaluating the Agreements were the following:

NATURE, QUALITY AND EXTENT OF INVESTMENT MANAGEMENT SERVICES

The Board examined the nature, quality and extent of the services provided by AIAL to all of the Funds and by AEIM to the Subadvised Funds.

AIAL’s Services to All Funds

The Board considered information regarding the overall organization and resources of AIAL, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds. The Board reviewed AIAL’s key personnel who provide investment management services to the Funds, as well as the fact that, under the Agreements, AIAL has the authority and responsibility, subject to the Board’s oversight, to make and execute investment decisions for the Funds within the framework of the Funds’ investment policies and restrictions.

The Board considered that AIAL’s duties include: (i) investment research and selection, (ii) adherence to (and monitoring compliance with) the Funds’ investment policies and restrictions, the 1940 Act and other relevant laws (iii) with respect to the Subadvised Funds, supervision of the investment management and other services provided by AEIM to the Subadvised Funds; and (iv) furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and paying all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with AIAL (except to the extent such salaries, fees and expenses are paid by another AIAL affiliate other than the Trust or a Fund). The Board also considered that AIAL terminated the Sub-Advisory Agreement by and between AIAL and AEIM with respect to Ashmore Emerging Markets Equity Opportunities Fund, effective October 5, 2016. The Board also evaluated the significant compliance resources available to and utilized by AIAL.

ASHMORE FUNDS

ADVISORY AND SUBADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2017 (Unaudited)

AEIM’s Services to the Subadvised Funds

The Board’s consideration of the services provided by AEIM included a review of its senior management, portfolio managers and other personnel providing investment management services to the Subadvised Funds, its investment philosophy, style and processes, its approach to controlling risk, and the quality and extent of its investment capabilities and resources, including, the nature and extent of research it receives from broker-dealers. In their deliberations with respect to the Subadvised Funds, the Board considered AIAL’s relationship with AEIM. The Board also considered AEIM’s breadth and depth of experience and investment results in managing other accounts similar to the Subadvised Funds. The Board reviewed information concerning AEIM’s historical investment results in managing accounts in a manner substantially similar to the Subadvised Funds.

Investment Performance

In considering each Fund’s performance, the Board requested and received from AIAL data compiled by Broadridge Financial Solutions, Inc. (“Broadridge”). The Trustees also received information explaining the methodology for compilation of certain of this information and what it was intended to demonstrate. The Board considered the performance of each Fund in light of its investment objectives on a comparable basis relative to the Fund’s peers. The Board received performance information for Institutional Shares for the one-, three- and five-year periods ended December 31, 2016 for Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, and Ashmore Emerging Markets Total Return Fund. The Board received performance information for Institutional Shares for the one-, two- and three-year periods ended December 31, 2016 for Ashmore Emerging Markets Value Fund, Ashmore Emerging Markets Frontier Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund. The Board received performance information for Institutional Shares for the one- and two-year periods ended December 31, 2016 for Ashmore Emerging Markets Short Duration Fund. In considering such comparative data, the Trustees noted the specialized nature and focus of many of the Funds, and for certain Funds the limited number of peer group funds, particularly for the longer performance periods.

Ashmore Emerging Markets Total Return Fund. The Board observed that the Ashmore Emerging Markets Total Return Fund’s performance ranked first out of thirteen, eighth out of eleven, and fifth out of seven in its peer group for the one-, three- and five-year periods ended December 31, 2016, respectively, while ranking in the first, fourth and fourth quintiles (first being the best) in its larger performance universe for the same three periods.

Ashmore Emerging Markets Hard Currency Debt Fund. The Board observed that the Ashmore Emerging Markets Hard Currency Debt Fund’s performance ranked first out of nine, first out of eight, and third out of five in its peer group for the one-, three- and five-year periods ended December 31, 2016, respectively, while ranking in the second, first and second quintiles (first being the best) in its larger performance universe for the same three periods.

Ashmore Emerging Markets Local Currency Bond Fund. The Board observed that the Ashmore Emerging Markets Local Currency Bond Fund’s performance ranked first out of six, third out of six, and second out of four in its peer group for the one-, three- and five-year periods ended December 31, 2016, respectively, while ranking in the first, second and second quintiles (first being the best) in its larger performance universe for the same three periods.

Ashmore Emerging Markets Corporate Debt Fund. The Board noted that the Ashmore Emerging Markets Corporate Debt Fund’s performance ranked first out of nine, sixth out of eight, and first out of four in its peer group for the one-, three- and five-year periods ended December 31, 2016, respectively, while ranking in the first, third and first quintiles (first being the best) in its larger performance universe for the same three periods.

Ashmore Emerging Markets Short Duration Fund. The Board noted that the Ashmore Emerging Markets Short Duration Fund’s performance ranked first out of four in its peer group for the one- and two-year periods ended December 31, 2016, while ranking in the first quintile (first being the best) in its larger performance universe for each of the same periods.

ASHMORE FUNDS

ADVISORY AND SUBADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2017 (Unaudited)

Ashmore Emerging Markets Small-Cap Equity Fund. The Board noted that the Ashmore Emerging Markets Small-Cap Equity Fund’s performance ranked fourth out of twelve, second out of twelve, and sixth out of seven in its peer group for the one-, two- and three-year periods ended December 31, 2016, respectively, while ranking in the third, first and second quintiles (first being the best) in its larger performance universe for the same three periods.

Ashmore Emerging Markets Frontier Equity Fund. The Board noted that the Ashmore Emerging Markets Frontier Equity Fund’s performance ranked first out of nine, third out of nine, and second out of six in its peer group for the one-, two- and three-year periods ended December 31, 2016, respectively, while ranking in the second, first and first quintiles (first being the best) in its larger performance universe for the same three periods.

Ashmore Emerging Markets Value Fund. The Board observed that Ashmore Emerging Markets Value Fund’s performance ranked first out of sixteen, eighth out of sixteen, and seventh out of eleven in its peer group for the one-, two- and three-year periods ended December 31, 2016, respectively, while ranking in the first, third and fourth quintiles (first being the best) in its larger performance universe for the same three periods.

The Board noted AIAL’s and AIEM’s expressed long-term approach to investment management and their favorable longer-term track record in managing accounts having similar strategies to the Funds.

The Board concluded that it was satisfied with the nature, extent and quality of services provided by AIAL to each Fund and that there was a reasonable basis on which to conclude that each Fund would continue to benefit from the services provided by AIAL. The Board separately concluded that it was satisfied with the nature, extent and quality of services provided to the Subadvised Funds by AEIM and that there was a reasonable basis on which to conclude that the Subadvised Funds would continue to benefit from the services provided by AEIM.

INVESTMENT MANAGEMENT FEES AND COST OF SERVICES

The Board also considered the contractual and actual investment management fees paid by each Fund to AIAL. In doing so, the Board compared the contractual and actual investment management fees and overall gross and net expense ratios (represented by the Funds’ Institutional Shares) to those of the Funds’ peers as determined by Broadridge, except for the Ashmore Emerging Markets Equity Opportunities Fund for which no comparative information was provided by Broadridge. The Board noted that several of the Funds were quite small in size relative to their peers. As with the performance comparisons, the Board also noted that, with respect to several of the Funds, there were only a limited number of peer funds with similar investment strategies. Where contractual or actual management fees or total expense ratios of a Fund were meaningfully above those of the Broadridge peers, the Board also considered and took into account the extent to which AIAL had undertaken to waive a portion of its fees and/or reimburse expenses so as to otherwise limit these Funds’ ordinary operating expenses until at least February 28, 2018. The Board observed that Ashmore Emerging Markets Equity Opportunities Fund would not pay investment management fees directly to AIAL. The Board considered that AIAL would instead benefit from the payment of additional investment advisory fees by the underlying funds advised by AIAL in proportion to the Ashmore Emerging Markets Equity Opportunities Fund’s investment in such underlying funds.

With respect to the Subadvised Funds, the Trustees also separately considered the fees paid by AIAL to AEIM in relation to the investment management services provided by AEIM, and the portion of the overall fee retained by AIAL in relation to the supervisory and administrative services provided by AIAL.

The Board reviewed AIAL’s costs and profitability as presented by it in serving as investment adviser. The Board noted that AIAL was operating at a loss with respect to Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Short Duration Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Value Fund and Ashmore Emerging Markets Equity Opportunities Fund. With respect to the remaining Funds, the Board concluded that AIAL’s profitability was not excessive.

ASHMORE FUNDS

ADVISORY AND SUBADVISORY AGREEMENT APPROVAL (CONTINUED)

As of April 30, 2017 (Unaudited)

In evaluating the terms of the Agreements, the Board also considered the other benefits that may inure to AIAL and AEIM as a result of their relationship with the Funds, such as the reputational benefit derived from serving as investment adviser or subadviser to the Funds.

In light of the information provided and the quality of the services rendered and anticipated to be rendered, the Board concluded that the investment management fees to be charged to the Funds were appropriate.

ECONOMIES OF SCALE

The Board noted that the contractual investment management fees for the Funds do not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board observed that many of the Funds remained quite small in size, and that the collective assets of all of the Funds were only approximately USD 1.1 bn. The Board also observed that AIAL was subsidizing all of the Funds through fee waivers and expense reimbursements. In evaluating the Funds’ contractual investment management fees, the Board considered AIAL’s representation that the contractual investment management fees were intended to reflect achievable economies of scale and also AIAL’s continuing agreement to limit certain expenses of each Fund. The Board received and evaluated information concerning whether AIAL would realize economies of scale as the assets of individual Funds grow beyond current levels. The Board noted they intend to monitor each Fund’s asset growth in connection with future reviews of the Funds’ Agreements to determine whether breakpoints may be appropriate at such time. In light of the Funds’ current sizes and expense structures, the Board concluded that breakpoints in the Funds’ contractual investment management fees were not warranted at this time.

*  *  *

The Board concluded that the fees to be paid to AIAL by each Fund, and the fees to be paid by AIAL to AEIM with respect to the Subadvised Funds, were appropriate in light of the services to be provided by AIAL and AEIM, respectively, the costs to AIAL of operating the Funds, and the Funds’ current and reasonably foreseeable asset levels, and determined that the Agreements should, therefore, be approved.

*  *  *

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION

As of April 30, 2017 (Unaudited)

REMUNERATION DISCLOSURE

Ashmore Investment Advisors Limited (“AIAL”) is a full-scope UK Alternative Investment Fund Manager (“AIFM”) that manages many alternative investment funds (“AIFs”). These AIFs implement a number of investment strategies including; equity, fixed income and alternatives; and invest in many different regions and industry sectors. AIAL manages both open-ended and closed-ended AIFs, several of its AIFs are leveraged and some are listed on regulated markets. Its assets under management was approximately USD 8.5 bn at June 30, 2016. AIAL’s parent company (“Ashmore”) is listed on a regulated market, counts fourteen offices worldwide and has a number of subsidiaries both in the UK and abroad. Taking into account guidance from the UK Financial Conduct Authority (“FCA”), AIAL has complied with the full AIFM Remuneration Code.

AIAL does not have any direct employees, and as such the amount of remuneration paid to staff by AIAL is zero. All AIAL AIFM Remuneration Code Staff are employed and paid by Ashmore. Ashmore’s remuneration principles have remained unchanged since it was listed, and are designed to align all employees with the long-term success of the business. These include significant levels of deferral, a clear link between performance and levels of remuneration and strong alignment of executive directors and employees with shareholders and clients through significant employee share ownership. The culture is therefore a collaborative one, with clients’ interests and the creation of shareholder value, including for employee shareholders, the overarching factors for success.

Executive directors, members of the investment team, and indeed all other employees, participate in a single capped incentive pool and are paid under a similar structure, with an annual cash bonus and share award, meaning that all employees are long-term shareholders in the business.

The policy includes:

–– A capped basic salary to contain the fixed cost base;

–– A cap on the total variable compensation including any awards made under Ashmore’s share plan, available for all employees at 25% of profits, which to date has not been fully utilised; and

–– A deferral for five years of a substantial portion of variable compensation into Ashmore shares (or equivalent), which, in the case of executive directors in lieu of a separate LTIP, is also partly subject to additional performance conditions measured over five years.

AIAL’s board of directors reviews the general principles of the remuneration policy and is responsible for its implementation with regard to AIAL’s AIFM Remuneration Code Staff. Ashmore’s Remuneration Committee periodically reviews the ongoing appropriateness and relevance of the remuneration policy, including in connection with the provision of services to AIAL. Ashmore employs the services of; McLagan to provide advice on remuneration benchmarking; Deloitte to provide advice on tax compliance, share plan design and administration; and the Remuneration Committee’s advisors are Hewitt New Bridge Street. The Remuneration Committee’s terms of reference can be found here:

http://www.ashmoregroup.com/investor-relations/corporate-governance.

Performance assessment for AIAL’s AIFM Remuneration Code Staff for their work relating to AIAL is based on a combination of quantitative and qualitative criteria related to the performance of AIAL, the performance of relevant AIF(s) or business units and the performance of the individual. Qualitative criteria include adherence to Ashmore Group plc’s risk and compliance policies. This performance assessment is adjusted for relevant current and future risks related to the AIFs managed by AIAL.

The compensation of control function staff is based on function specific objectives and is independent from the performance of AIAL and/or the AIFs managed by AIAL. The remuneration of the senior officers in AIAL’s control functions is directly overseen by the Remuneration Committee.

ASHMORE FUNDS

SUPPLEMENTARY INFORMATION (CONTINUED)

As of April 30, 2017 (Unaudited)

Variable remuneration awarded to AIAL’s Remuneration Code Staff in respect of AIFMD work is subject to performance adjustment which allows Ashmore to reduce the deferred amount, including to nil, in light of the ongoing financial situation and/or performance of Ashmore, AIAL, the AIFs that AIAL manages and the individual concerned.

The total contribution of AIAL’s AIFM Remuneration Code Staff to the business of Ashmore is apportioned between work carried out for AIAL and work carried out for the other businesses and subsidiaries of Ashmore. Their remuneration is similarly apportioned between AIAL and the other businesses and subsidiaries where required.

The remuneration attributable to AIAL for its AIFMD identified staff for the financial year ended June 30, 2016 was as follows:

Fund	Number of Beneficiaries	Variable Remuneration	Fixed Remuneration	Total Remuneration
Ashmore Emerging Markets Total Return Fund	20	£201,571	£35,089	£236,660
Ashmore Emerging Markets Hard Currency Debt Fund	20	1,482	267	1,749
Ashmore Emerging Markets Local Currency Bond Fund	20	15,150	2,951	18,101
Ashmore Emerging Markets Corporate Debt Fund	20	63,730	11,741	75,471
Ashmore Emerging Markets Short Duration Fund	20	21,146	3,896	25,042
Ashmore Emerging Markets Equity Opportunities Fund	20	663	195	858
Ashmore Emerging Markets Small-Cap Equity Fund	20	3,903	1,148	5,051
Ashmore Emerging Markets Frontier Equity Fund	20	6,526	1,919	8,445
Ashmore Emerging Markets Value Fund	20	1,156	340	1,496
Total AIAL	20	£1,294,129	£243,968	£1,538,097

All of the remuneration above was attributable to senior management who have a material impact on the Funds’ risk profile. Each Fund’s allocation of the AIAL remuneration has been made on the basis of NAV.

ASHMORE FUNDS

FOR MORE INFORMATION

As of April 30, 2017 (Unaudited)

PORTFOLIO HOLDINGS

The Ashmore Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330. In addition, no later than 30 calendar days after the end of each calendar quarter, a list of all portfolio holdings in each Fund as of the end of such calendar quarter is made available at www.ashmoregroup.com.

PROXY VOTING

Ashmore Funds’ Proxy Voting Policies and Procedures and each Fund’s portfolio securities voting record for the most recent 12-month period ended June 30 are available upon request and without charge by visiting the Ashmore Funds’ Web site at www.ashmoregroup.com or the SEC’s Web site at www.sec.gov or by calling 866-876-8294.

ASHMORE FUNDS

PRIVACY POLICY

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties We reserve the right to disclose or report personal information to non-affiliated third parties where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any investee entity in which a shareholder has chosen to invest. Of course, we may also share your information with your consent.

Sharing Information with Affiliates We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts, or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

ASHMORE FUNDS

OTHER INFORMATION

Administrator, Custodian and Transfer Agent

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

312-630-6000

Investment Manager

Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

United Kingdom

44-20-3077-6000

Subadviser for Ashmore Emerging Small-Cap Equity Fund,

Ashmore Emerging Markets Frontier Equity Fund

and Ashmore Emerging Markets Value Fund

Ashmore Equities Investment Management (US) L.L.C.

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Independent Registered Public Accounting Firm

KPMG LLP

Aon Center

Suite 5500

200 East Randolph Drive

Chicago, Illinois 60601-6436

Distributor

Ashmore Investment Management (US) Corporation

475 Fifth Avenue

15th Floor

New York, New York 10017

212-661-0061

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

617-951-7000

Independent Trustees’ Counsel

Dechert LLP

One International Place

40th Floor

100 Oliver Street

Boston, Massachusetts 02110

617-728-710

Item 2. Code of Ethics.

Not applicable for this reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for this reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for this reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

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Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for this reporting period.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ashmore Funds

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date:	June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Principal Executive Officer)

Date:	June 29, 2017

By	/s/ Chris Tsutsui
Chris Tsutsui, Treasurer
(Principal Financial and Accounting Officer)

Date:	June 29, 2017

4